ANNUAL REPORT


[GRAPHIC]


ROBERTSON STEPHENS MUTUAL FUNDS



For the Year Ended
December 31, 1998

ROBERTSON STEPHENS FUNDS
555 California Street, Suite 2500
San Francisco, California 94104

1-800-766-3863

CURRENT INFORMATION

-  Automated access to daily net asset values.
   OPTION 1

-  Knowledgeable mutual fund representatives.
   OPTION 2

PORTFOLIO MANAGER HOTLINE

- Updated commentary on each of the funds from our portfolio managers. Accessible through our Web site or our toll free number.
   OPTION 5

------------------------------------------------------

[LOGO]

ON THE WEB

http://www.rsim.com

Mutual Fund E-mail

funds@rsco.com

------------------------------------------------------

1-800-624-8025

AccountLink

-  Automated account information, 24 hours a day.

                                       Robertson Stephens Mutual Funds


                                       The Contrarian Fund-TM-

                                       The Diversified Growth Fund

                                       The Emerging Growth Fund

                                       The Global Natural Resources Fund

                                       The Global Value Fund

                                       The Growth & Income Fund

                                       The Information Age Fund-TM-

                                       The MicroCap Growth Fund

                                       The Partners Fund

                                       The Value + Growth Fund




                                                        Robertson Stephens Funds

ANNUAL REPORT

                                                                  February, 1999


DEAR SHAREHOLDER:

[PHOTO]

When I wrote to you in our last quarterly, I proudly announced that the senior management of Robertson Stephens Investment Management had reached an agreement to buy back our firm from Bank of America. Since that time we have been working hard to recreate the partnership feel to our new firm. We believe we have put together a first class firm owned by all the key employees and portfolio managers in the firm and with a strong balance sheet.

As you can read in the following portfolio manager reports, most of our funds had excellent returns in the fourth quarter both on an absolute and relative basis. Within the quarter, however, the market and the funds exhibited some dramatic volatility, especially in October, first on the downside and then a reversal on the upside. In such volatile times, we believe shareholders do best staying fully invested and not trying to time the market. This is particularly true with investments in small and mid-cap growth funds. These funds rarely show consistent outperformance of the large cap indexes. Rather, the group historically has beaten the larger cap indexes through a shockingly limited number of sharp, random days of relative price strength. As an example, for the two-year period from June 1994 through May 1996, small cap growth portfolios delivered a 99% return versus a 51% gain for the Dow Jones Industrial Average. However, this obviously sharp outperformance was confined to 19 random days, or 4% of available trading days, within the two year period. Similar findings can be obtained through other periods of similar outperformance. The conclusion that I draw from this is that it may be in the shareholder's best interest to stay invested over the long term.

I hope you find our reports informative and enjoyable. We try to make these reports as timely as possible given the regulatory constraints. For more up to the moment information and reports from our managers please visit our web site at www.rsim.com. If you haven't tried our site please do. You will also find daily NAV's, archived news reports on our funds and managers, descriptions by the managers of what their investment philosophy is in the way they manage their funds and other useful investor information.

Thank you for your support as a fellow shareholder with us.

Sincerely

/s/ G. Randy Hecht

G. Randy Hecht
President
Robertson Stephens Funds
randy_hecht@rsco.com

ROBERTSON STEPHENS MUTUAL FUNDS

TABLE OF CONTENTS

FUND INFORMATION

The Contrarian Fund-TM-...................................    4

The Diversified Growth Fund...............................    6

The Emerging Growth Fund..................................    8

The Global Natural Resources Fund.........................   10

The Global Value Fund.....................................   12

The Growth & Income Fund..................................   14

The Information Age Fund-TM-..............................   16

The MicroCap Growth Fund..................................   18

The Partners Fund.........................................   20

The Value + Growth Fund...................................   22



FINANCIALS

Schedule of Investments...................................   24

Statement of Assets and Liabilities.......................   42

Statement of Operations...................................   44

Statement of Changes in Net Assets........................   46

Financial Highlights (A+C)................................   50

Notes to Financial Statements.............................   56

ANNUAL REPORT                                                             [LOGO]

THE CONTRARIAN FUND-TM-

FUND PHILOSOPHY

SENIOR PORTFOLIO             The Contrarian Fund-TM- seeks to achieve maximum
MANAGERS                     long-term growth of capital by investing worldwide in
                             growing companies that are attractively priced. The Fund
PAUL H. STEPHENS             invests on a global basis in an effort to make timely
                             investments in new discovery ideas or in companies and
ANDREW P. PILARA, JR.        industries that are neglected, unpopular or overlooked.
                             When appropriate, the Fund will short sell stocks.
RICK BARRY

-------------------------------------------------------------------------------
                                      Q & A

Q.  HOW DID THE CONTRARIAN FUND PERFORM DURING THE YEAR?

A. The Fund had positive performance for the fourth quarter, but was down for 1998. This was after a 58-cent capital gains distribution, largely due to a spillback of capital gains realized in the last two months of 1997. The Fund's asset base is now $125.5 million but it has $63 million of realized tax losses that have carried over into 1999 as well as $132 million in net unrealized tax losses. The Fund may be able to use these realized tax losses (and, when realized, the unrealized tax losses) to offset future taxable gains that we hope to realize when our contrarian style does come back into favor. The Fund's ability to use these losses would allow the Fund to retain those gains rather than distribute them currently, without giving rise to any current tax liability in its shareholders' hands.

Q.  WHAT MAIN FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

A. Many of the trends that characterized the market earlier in the year continued in the last three months of 1998. Our contrarian investments remained out of favor while the largest and most expensive U.S. stocks continued to gain momentum. Investors seem to be speculating in the same 40 to 50 companies primarily because their stocks continue to go up.

Q.  WHAT, IF ANY, CHANGES HAVE YOU MADE TO THE FUND?

A. Although we have obviously been early in our contrarian approach, we are remaining disciplined to our charter. In fact, we have added many new contrarian positions over the last few months. Co-portfolio managers
    Andy Pilara and Rick Barry have helped diversify the Fund by buying their favorite larger capitalization names in such areas as the building materials, real estate, technology and tobacco sectors. In addition, Rick recently increased the Fund's net short position as the ebullient U.S. stock market has presented us with more attractive short opportunities.

Q. WHAT IS ONE OF THE PORTFOLIO'S LARGER HOLDINGS AND THE FACTORS THAT MAKE IT AN ATTRACTIVE INVESTMENT TO YOU?

A. CD Radio, Inc. is our second largest holding. The company is developing a subscription-based satellite radio system that will feature 30 channels of programming ranging from all-talk to all-music formats. Its shares have appreciated over the past few months with a series of positive announcements. CD Radio's management recently removed most of the company's financing risk by raising $100 million from Sid Bass and $200 million from Leon Black's Apollo Group, two very sophisticated investors. CD Radio should launch its three satellites in the third and fourth quarters of 1999 and should be operational in the first quarter of 2000. We have a very positive view of the company's future prospects. In fact, we expect it to revolutionize the U.S. radio industry just as cable TV did thirty years ago to the traditional TV network industry.

                                                                        12/31/98
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

ASSETS UNDER MANAGEMENT: $125.45 million

ASSET ALLOCATION

[EDGAR REPRESENTATION OF PRINTED GRAPHIC]

Computer Hardware.................................   2.0%
Convertible/Preferred.............................   2.1%
Copper & Gold Mining..............................   2.4%
Consumer & Business Svcs. ........................   2.5%
Insurance.........................................   3.6%
Real Estate.......................................   3.8%
Nickel Mining.....................................   4.5%
Construction/Infrastructure.......................   6.3%
Financial Services................................   7.6%
Energy............................................   9.0%
Diamond Mining....................................   1.8%
Data Communciations...............................   1.8%
Other & Other Liabilities, Net....................   0.6%
Short Positions (Net).............................  19.1%
Media & Telecom. .................................  14.3%
Gold Mining.......................................   9.4%
Consumer & Specialty Retail.......................   9.2%

DATA AS OF DECEMBER 31, 1998

TOP TEN HOLDINGS

Dundee Bancorp, Inc., Class A.....................   7.62%
CD Radio, Inc. ...................................   6.56%
Philip Morris Companies, Inc. ....................   5.87%
Metromedia International Group, Inc. .............   4.79%
Inco, Ltd., VBN Shares............................   4.55%
Loews Corporation.................................   3.59%
PennzEnergy Company...............................   2.76%
Lone Star Industries, Inc. .......................   2.65%
Pennzoil-Quaker State Company.....................   2.48%
Consolidated African Mines, Ltd. .................   2.39%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES
(IF INVESTED ON 6/30/93)

                               [GRAPHIC]

           CF %    S&P 500 DIV.   MSCI AC        CF       S&P 500       MSCI AC
 DATE   CUMULATIV  CUMULATIVE   CUMULATIVE      10K        10K           10K
  6/93     0.00%      0.00%        0.00%    $  10,000  $   10,000   $    10,000
  9/93    -4.41%      2.59%        4.39%    $   9,559  $   10,259   $    10,439
 12/93    11.86%      4.97%        7.56%    $  11,186  $   10,497   $    10,756
  3/94    20.98%      0.99%        7.30%    $  12,098  $   10,099   $    10,730
  6/94    16.18%      1.39%        9.87%    $  11,618  $   10,139   $    10,987
  9/94    10.78%      6.36%       13.48%    $  11,078  $   10,636   $    11,348
 12/94     5.68%      6.34%       11.01%    $  10,568  $   10,634   $    11,101
  3/95     7.39%     16.73%       13.91%    $  10,739  $   11,673   $    11,391
  6/95    26.26%     27.70%       18.31%    $  12,626  $   12,770   $    11,831
  9/95    33.08%     37.99%       23.84%    $  13,308  $   13,799   $    12,384
 12/95    38.30%     46.25%       28.47%    $  13,830  $   14,625   $    12,847
  3/96    67.31%     54.13%       33.08%    $  16,731  $   15,413   $    13,308
  6/96    60.38%     60.94%       36.82%    $  16,038  $   16,094   $    13,682
  9/96    64.40%     65.98%       37.41%    $  16,440  $   16,598   $    13,741
 12/96    68.28%     79.87%       42.40%    $  16,828  $   17,987   $    14,240
  3/97    70.62%     84.68%       43.26%    $  17,062  $   18,468   $    14,326
  6/97    60.36%    116.81%       63.89%    $  16,036  $   21,681   $    16,389
  9/97    52.44%    133.08%       66.95%    $  15,244  $   23,308   $    16,695
 12/97    18.62%    139.85%       60.36%    $  11,862  $   23,985   $    16,036
  3/98    21.27%    173.29%       81.86%    $  12,127  $   27,329   $    18,186
  6/98     7.69%    182.14%       82.26%    $  10,769  $   28,214   $    18,226
  9/98   -24.80%    154.15%       59.16%    $   7,520  $   25,415   $    15,916
 12/98   -20.16%    208.38%       91.94%    $   7,984  $   30,838   $    19,194

PERFORMANCE UPDATE


                                                          FIVE-YEAR                TOTAL           AVERAGE ANNUAL
                                   ONE-YEAR                 AVERAGE         RETURN SINCE             RETURN SINCE
                                TOTAL RETURN          ANNUAL RETURN            INCEPTION(6)             INCEPTION(6)
-----------------------------------------------------------------------------------------------------------------
Contrarian Fund Class A(1)           -32.69%                 -6.52%              -20.16%                   -4.01%
Contrarian Fund Class C(2),(3)       -34.76%                     NA              -52.95%                  -35.57%
MSCI AC World Index(4)                19.69%                 12.28%               91.94%                   12.57%
S&P 500 Index(5)                      28.57%                 24.05%              208.38%                   22.69%

Performance data quoted represents past performance, and past performance is no guarantee of future results.
You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
-----------------------------------------------------------------------------------------------------------------

(1)  Inception date for Class A was 6/30/93.

(2)  Inception date for Class C was 4/14/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries. You cannot invest in an index.

(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(6) The Total and Average Annual Return Since Inception percentages for the Morgan Stanley Capital International (MSCI) All Country World Index and S&P 500 Index are calculated from the Class A Share inception date, 6/30/93.

ANNUAL REPORT                                                             [LOGO]

DIVERSIFIED GROWTH FUND

[PHOTO OF JOHN L. WALLACE]
[PHOTO OF JOHN H. SEABERN]

FUND PHILOSOPHY

The Diversified Growth Fund seeks to achieve long-term capital growth by investing primarily in small- and mid-cap stocks. Our flexible, bottom-up approach is based on our search for a growth catalyst and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. We also may engage in short sales of securities we expect to decline in price. Our formula for long-term success also includes a disciplined approach to risk: losses are eliminated quickly, and we are constantly looking for attractive new opportunities.

-------------------------------------------------------------------------------
                                     Q & A

Q. HOW DID THE DIVERSIFIED GROWTH FUND PERFORM DURING THE FOURTH QUARTER OF 1998 AND THE YEAR AS A WHOLE?

A. The Fund benefited from a strong fourth quarter and ended the year with very positive performance. Once again, we were able to outperform our primary benchmark, the Russell 2000 Index(4), which was actually down for the year.

Q.  WHAT MAIN FACTORS AFFECTED THE FUND'S PERFORMANCE DURING 1998?

A. The past year was a volatile and difficult period for small-cap investors. It was punctuated by a short but major bear market in which most small caps on average dropped 30% to 60% from their April highs to their October lows. By comparison, both the Dow Jones Industrial Average and S&P 500 Index(5) posted less severe losses of about 20% over that period.

    Despite a challenging environment for small caps, the Fund did benefit from its 10% weighting in media stocks, specifically cable and programming/ content companies. Technology was another strong sector for the Fund.

Q.  Were there any disappointments?

A. Energy and some of our telecom and paging service stocks underperformed during the year. We continue to feel that these investments offer excellent risk/reward potential, but we will not hesitate to cut our losses if we believe that industry or company fundamentals are deteriorating.

Q. WHAT'S YOUR OUTLOOK FOR 1999? DO YOU EXPECT A RESURGENCE IN THE SMALL-CAP MARKET?

A. We believe that large caps could cede market leadership to small caps in 1999, especially if the profits of blue-chip companies begin to decline at a time when their stocks are sporting record valuations. The deflationary forces of global excess capacity, coupled with slowing demand in most emerging markets, are already weighing on the profitability of many multinationals. In fact, market analysts are expecting the S&P 500's earnings growth to slow to less than 5% in 1999.

    Not only do we expect the profitability of smaller, more-domestically oriented companies to be stronger, but we believe there are several other factors that may enable small caps to assume market leadership for a prolonged period. First, we believe the interest rate environment will continue to be favorable for all equities, but especially for small caps, in 1999. A second factor is the current valuation gap between small- and large-cap companies. The last time this wide a valuation gap existed was in 1974, a year that was followed by seven years of small-cap outperformance.

                                                                        12/31/98
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information.
Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High- yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


ASSETS UNDER MANAGEMENT: $70.16 million

ASSET ALLOCATION

[EDGAR REPRESENTATION OF PRINTED GRAPHIC]

Internet Services.................................   2.0%
Short Positions...................................   2.5%
Convertible Preferred.............................   3.1%
Security Equipment................................   3.1%
Business/Commercial Services......................   5.8%
Data Communications...............................   6.0%
Financial.........................................   6.7%
Health/Medical/Biotechnology......................   9.3%
Options...........................................   1.8%
Lodging...........................................   1.6%
Other & Other Liabilities, Net.....................  0.2%
Computer Technology...............................  22.6%
Telecom Equipment & Services......................  13.1%
Consumer & Specialty Retail.......................  12.0%
Media.............................................  10.2%

DATA AS OF DECEMBER 31, 1998

TOP TEN HOLDINGS

American Bank Note Holographics, Inc. ............   3.12%
DSET Corporation..................................   2.74%
MediaOne Group, Inc. .............................   2.68%
Discreet Logic, Inc. .............................   2.29%
Century Communications Corp., Class A.............   2.26%
National Media Corporation........................   2.21%
Novell, Inc. .....................................   2.20%
Inso Corporation..................................   2.14%
East-West Bank Corporation, Restricted............   1.98%
FORE Systems, Inc. ...............................   1.96%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES
(IF INVESTED ON 8/1/96)

                                  [GRAPHIC]

            DG %    S&P 500 DIV.    R 2000       DG        S&P 500     R 2000
 DATE    CUMULATIVE CUMULATIVE   CUMULATIVE     10K        10K          10K
8/1/96      0.00%      0.00%        0.00%    $  10,000   $   10,000  $   10,000
  9/96     11.10%      6.13%        8.73%    $  11,110   $   10,613  $   10,873
 12/96     24.20%     15.01%       14.39%    $  12,420   $   11,501  $   11,439
  3/97     18.70%     18.08%        8.47%    $  11,870   $   11,808  $   10,847
  6/97     33.20%     38.63%       26.06%    $  13,320   $   13,863  $   12,606
  9/97     66.70%     49.03%       44.82%    $  16,670   $   14,903  $   14,482
 12/97     60.77%     53.36%       39.97%    $  16,077   $   15,336  $   13,997
  3/98     86.65%     74.74%       54.05%    $  18,665   $   17,474  $   15,405
  6/98     71.99%     80.39%       46.87%    $  17,199   $   18,039  $   14,687
  9/98     44.05%     62.50%       17.28%    $  14,405   $   16,250  $   11,728
 12/98     86.94%     97.17%       36.41%    $  18,694   $   19,717  $   13,641

The Russell 2000 Index replaced the Russell 2000 Growth Index as our primary fund benchmark to more accurately reflect the Fund's investments in companies with larger average market capitalizations than those represented by the Russell 2000 Growth Index. A hypothetical $10,000 investment in the Russell 2000 Growth Index, if invested on 8/1/96, would have grown to $12,767 as of 12/31/98.

PERFORMANCE UPDATE

                                                                   TOTAL     AVERAGE ANNUAL
                                                ONE-YEAR    RETURN SINCE       RETURN SINCE
                                            TOTAL RETURN       INCEPTION(6)       INCEPTION(6)
-------------------------------------------------------------------------------------------
Diversified Growth Fund Class A(1)                16.28%          86.94%             29.55%
Diversified Growth Fund Class C(2),(3)            11.82%          14.06%             10.54%
Russell 2000 Index(4)                             -2.55%          36.41%             13.71%
S&P 500 Index(5)                                  28.57%          97.17%             32.44%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------------------

(1)  Inception date for Class A was 8/1/96.

(2)  Inception date for Class C was 9/8/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Russell 2000 Index is an unmanaged market capitalization-weighted index composed of 2,000 U.S. companies with an average market capitalization of $467 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(6) The Total and Average Annual Return Since Inception percentages for the Russell 2000 Index and S&P 500 Index are calculated from the Class A Share inception date, 8/1/96.

ANNUAL REPORT                                                             [LOGO]

EMERGING GROWTH FUND

[PHOTO OF JAMES L. CALLINAN]

FUND PHILOSOPHY

The Robertson Stephens Emerging Growth Fund seeks capital appreciation by investing primarily in small, rapidly growing companies. The Fund is actively managed, involving hands-on fundamental research that includes extensive travel and visits with company managements. The Fund seeks to invest in companies that are growing at least 20% annually, are market share leaders, and are managed by executives who can leverage a competitive advantage and consistently execute in today's business environment. The Fund is intended for investors with long-term investment goals.

-------------------------------------------------------------------------------
                                     Q & A

Q.  HOW DID THE EMERGING GROWTH FUND PERFORM DURING 1998?

A. With a large gain in 1998, the Fund had an exceptional year in an environment that wasn't very favorable for small-cap stocks. In fact, the Fund's performance even rivaled the S&P 500's(5) in 1998. The Fund also ended the year with a huge lead over its benchmark, the Russell 2000 Growth Index(4), which had only a slight gain in 1998.

Q.  WHAT MAIN FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE DURING
    THE YEAR?

A. Although the year was volatile for the U.S. Stock Market, it rallied in October, led at first by lower-quality small caps. The Fund's high-quality bias put it at somewhat of a disadvantage during this period, but its relative performance improved significantly as high-quality companies re-took the lead in November. When Internet stocks pushed all others aside in the last two weeks of December, the Fund really flew.

Q. SOME MARKET PUNDITS HAVE QUESTIONED WHETHER THE RALLY IN INTERNET STOCKS CAN LAST. WHAT'S YOUR VIEW?

A. In our opinion, this is just the beginning for the Internet sector. We see a parallel in the huge wave of acquisitions that took place in the banking industry a few years ago. Why did so many banks rush to buy one another? At the time, most bank CEOs probably didn't have any more compelling reason than that their competitors were acquiring other banks. That forced their hands. We think the same forces are now at work on the Internet, and should provide a tremendous amount of fuel for the Web's long-term growth. We believe that CEOs across all sorts of industries will push to make sure their company's Web site has the capability to handle transactions and sell products.

    We think the growing acceptance of e-commerce will create tremendous opportunities for those who invest in technology companies. After all, it's one thing for these firms to sell Web software, computer hardware and networking equipment to help corporate America set up and maintain tiny information-only Web sites. Until recently, that was the main function of having a corporate Internet presence. But it's another thing altogether when technology companies can look forward to a virtual tidal wave of demand for the "plumbing" of the Web, as corporate America rapidly embraces e-commerce. That wave is just beginning to gain momentum, and we think there's much more to come.

Q.  SO, DO YOU PLAN TO MAINTAIN THE FUND'S SIGNIFICANT TECHNOLOGY WEIGHTING?

A. Yes. In one swoop, we think, IT spending on Web initiatives could explode, especially when companies no longer have to spend as much on solving the Year 2000 problem. To run profitable e-commerce sites, corporations increasingly will require things like Web hosting, software development services, firewalls, encryption software, servicing centers, intrusion detection software, and network management control systems.
    The Emerging Growth Fund invests in companies active in each of these areas.

                                                                        12/31/98
--------------------------------------------------------------------------------
Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and illiquidity.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

ASSETS UNDER MANAGEMENT: $404.44 million

ASSET ALLOCATION

[EDGAR REPRESENTATION OF PRINTED GRAPHIC]

Education.........................................   1.9%
Contract Manufacturing............................   2.1%
Advertising.......................................   2.9%
Network Systems...................................   3.1%
Business Services.................................   3.4%
Cash & Cash Equivalents...........................   3.8%
Media.............................................   4.9%
Medical/Healthcare/Biotech........................   4.9%
Financial Services................................   5.1%
Travel Services...................................   1.5%
Other Services....................................   1.0%
Computer Technology...............................  27.1%
Internet Commerce & Services......................  17.9%
Consumer & Specialty Retail.......................   8.0%
Telecom Equip./Svcs. .............................   7.1%
Other & Other Assets, Net.........................   5.3%

DATA AS OF DECEMBER 31, 1998

TOP TEN HOLDINGS

Network Solutions, Inc. ..........................   2.78%
ECsoft Group ADR..................................   2.36%
TSI International Software, Ltd. .................   2.10%
Macromedia, Inc. .................................   2.08%
Amazon.com, Inc. .................................   1.99%
Network Appliance, Inc. ..........................   1.90%
Gemstar International.............................   1.87%
AmeriTrade Holding Corp., Class A.................   1.67%
Knight/Trimark Group, Inc. .......................   1.58%
ResMed, Inc. .....................................   1.50%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT-- CLASS A SHARES
(IF INVESTED ON 11/30/87)

                          [GRAPHIC]

         EGF %      S&P 500    R 2000 GROWTH     EGF         S&P 500   R 2000 DIV
DATE  CUMULATIVE   CUMULATIVE   CUMULATIVE       10K           10K         10K
11/30     0.00%       0.00%        0.00%    $   10,000  $     10,000  $   10,000
12/87    26.11%       7.63%       10.40%    $   12,611  $     10,763  $   11,040
 3/88    38.92%      13.75%       29.63%    $   13,892  $     11,375  $   12,963
 6/88    52.22%      21.32%       37.86%    $   15,222  $     12,132  $   13,786
 9/88    41.14%      21.74%       34.06%    $   14,114  $     12,174  $   13,406
12/88    43.83%      25.46%       32.89%    $   14,383  $     12,546  $   13,289
 3/89    57.28%      34.32%       42.76%    $   15,728  $     13,432  $   14,276
 6/89    67.09%      46.19%       52.00%    $   16,709  $     14,619  $   15,200
 9/89    89.24%      61.44%       65.58%    $   18,924  $     16,144  $   16,558
12/89   107.76%      65.16%       59.70%    $   20,776  $     16,516  $   15,970
 3/90   111.39%      60.17%       55.45%    $   21,139  $     16,017  $   15,545
 6/90   146.38%      70.23%       65.26%    $   24,638  $     17,023  $   16,526
 9/90    92.90%      46.82%       22.14%    $   19,290  $     14,682  $   12,214
12/90   127.65%      59.98%       31.89%    $   22,765  $     15,998  $   13,189
 3/91   193.39%      83.16%       72.19%    $   29,339  $     18,316  $   17,219
 6/91   168.62%      82.75%       66.22%    $   26,862  $     18,275  $   16,622
 9/91   215.44%      92.54%       84.15%    $   31,544  $     19,254  $   18,415
12/91   261.40%     108.69%       99.40%    $   36,140  $     20,869  $   19,940
 3/92   255.61%     103.09%      104.86%    $   35,561  $     20,309  $   20,486
 6/92   194.28%     107.26%       80.26%    $   29,428  $     20,726  $   18,026
 9/92   189.74%     113.81%       83.75%    $   28,974  $     21,381  $   18,375
12/92   252.18%     124.59%      114.90%    $   35,218  $     22,459  $   21,490
 3/93   208.91%     134.51%      111.05%    $   30,891  $     23,451  $   21,105
 6/93   207.44%     135.48%      117.13%    $   30,744  $     23,548  $   21,713
 9/93   253.65%     141.62%      137.40%    $   35,365  $     24,162  $   23,740
12/93   277.59%     147.25%      143.64%    $   37,759  $     24,725  $   24,364
 3/94   285.78%     137.80%      133.71%    $   38,578  $     23,780  $   23,371
 6/94   254.28%     138.62%      118.98%    $   35,428  $     23,862  $   21,898
 9/94   310.14%     150.51%      139.44%    $   41,014  $     25,051  $   23,944
12/94   307.65%     150.40%      137.72%    $   40,765  $     25,040  $   23,772
 3/95   332.13%     174.87%      150.76%    $   43,213  $     27,487  $   25,076
 6/95   323.92%     200.70%      175.63%    $   42,392  $     30,070  $   27,563
 9/95   391.80%     224.93%      206.98%    $   49,180  $     32,493  $   30,698
12/95   390.45%     244.38%      211.51%    $   49,045  $     34,438  $   31,151
 3/96   407.30%     262.94%      229.41%    $   50,730  $     36,294  $   32,941
 6/96   470.62%     278.97%      248.66%    $   57,062  $     37,897  $   34,866
 9/96   478.84%     290.85%      245.69%    $   57,884  $     39,085  $   34,569
12/96   495.85%     323.56%      246.60%    $   59,585  $     42,356  $   34,660
 3/97   412.42%     334.87%      210.25%    $   51,242  $     43,487  $   31,025
 6/97   529.69%     410.54%      264.71%    $   62,969  $     51,054  $   36,471
 9/97   662.40%     448.85%      326.42%    $   76,240  $     54,885  $   42,642
12/97   606.33%     464.80%      291.47%    $   70,633  $     56,480  $   39,147
 3/98   735.44%     543.53%      337.98%    $   83,544  $     64,353  $   43,798
 6/98   752.80%     564.37%      312.82%    $   85,280  $     66,437  $   41,282
 9/98   553.47%     498.46%      220.52%    $   65,347  $     59,846  $   32,052
12/98   804.24%     626.17%      296.28%    $   90,424  $     72,617  $   39,628


PERFORMANCE UPDATE

                                                        FIVE-YEAR          TEN-YEAR
                                                          AVERAGE           AVERAGE         TOTAL RETURN     AVERAGE ANNUAL
                                       ONE-YEAR            ANNUAL            ANNUAL                SINCE       RETURN SINCE
                                   TOTAL RETURN            RETURN            RETURN            INCEPTION(6)       INCEPTION(6)
---------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund Class A(1)          28.02%            19.09%            20.18%              804.24%             21.96%
Emerging Growth Fund Class C(2),(3)      21.86%               N/A               N/A               53.33%             29.58%
Russell 2000 Growth Index(4)              1.23%            10.22%            11.54%              296.28%             13.22%
S&P 500 Index(5)                         28.57%            24.05%            19.19%              626.17%             19.57%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
---------------------------------------------------------------------------------------------------------------------------

(1)  Inception date for Class A was 11/30/87.

(2)  Inception date for Class C was 5/8/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(6) The Total and Average Annual Return Since Inception percentages for the Russell 2000 Growth Index and S&P 500 Index are calculated from the Class A Share inception date, 11/30/87.

ANNUAL REPORT                                                             [LOGO]

GLOBAL NATURAL RESOURCES FUND

[PHOTO OF ANDREW P. PILARA, JR.]

FUND PHILOSOPHY

The Global Natural Resources Fund seeks to achieve long-term capital appreciation by investing in companies principally engaged in the discovery, development, production, or distribution of natural resources, the development of technologies for the production or efficient use of natural resources, or the furnishing of related supplies or services.

-------------------------------------------------------------------------------
                                     Q & A

Q.  HOW DID THE FUND PERFORM IN 1998, AND WHY?

A. The Fund had negative performance for the year. Two main factors worked against the Fund in 1998: the underperformance of small-cap stocks and the ongoing slump in natural resources. We continue to believe, however, that small caps and natural resource stocks are two of the most undervalued sectors in the market.

Q. THE FUND CONTINUES TO HAVE A SIGNIFICANT WEIGHTING IN ENERGY. WHAT DO YOU FIND SO ATTRACTIVE ABOUT THAT SECTOR?

A. After several years of depressed crude oil prices, we think the energy sector's outlook will improve in 1999. Not only do we expect oil and natural gas companies to reduce their capital spending, but we also think they will cut supply in response to a 25-year low in real oil prices. That should create a tighter and more favorable supply/demand balance for the oil industry. We also believe the industry will benefit from modest growth in Asian demand, as well as from more normal winter weather in the United States than during last year's El Nino. Colder weather, of course, increases demand for heating oil.

    Underpinning our view is some very encouraging data from the International Energy Agency. The IEA estimates that in 1998 the call on OPEC oil was approximately 26.8 million barrels per day (B/D). Meanwhile, OPEC members produced an average of about 27.8 million B/D. For the same period, world oil demand was 74.3 million B/D. In other words, OPEC produced one million B/D more than demand necessitated. That overproduction, which amounted to 1.3% of the world's total daily demand for oil, drove down the price of oil by 40%. So if OPEC or non-OPEC production comes up short in 1999, or Asian demand picks up, we think the price of oil could increase.

Q.  WHAT ABOUT NATURAL GAS, ANOTHER SIGNIFICANT WEIGHTING IN THE PORTFOLIO?

A. We believe that natural gas, our favorite commodity, has even better fundamentals. At current prices, it is not economical for producers outside North America to ship liquid natural gas into the region. Therefore, we don't think that North American gas producers are directly exposed to an OPEC-type supply threat. Despite increased capital expenditures and new technology, the United States has not been able to significantly increase its gas reserves in the past 10 years. As a result, we expect the price of natural gas to rise over the next two years, assuming that the weather reverts to more normal patterns than we've seen over the past few years. This should be very positive for our investments in Canadian natural-gas producers.

Q.  HAVE YOU ADDED ANY NEW STOCKS TO THE PORTFOLIO RECENTLY?

A. Yes, a few. We think PennzEnergy Company (4.20%), a recent spin-off of Pennzoil, is very attractive. PennzEnergy has reserves of more than 400 million barrels and a new management team. In addition, its shares are selling at a discount to the company's net asset value. We also recently initiated a position in Western Gas Resources, Inc. (3.18%), which gathers and processes natural gas. The significant decline in the price of liquid natural gas has driven down WGR's stock price to very attractive levels. In fact, we believe the stock is currently trading at about one third the company's net asset value.

                                                                        12/31/98
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

ASSETS UNDER MANAGEMENT: $23.51 million

ASSET ALLOCATION

[EDGAR REPRESENTATION OF PRINTED GRAPHIC]

Other & Other Liabilities, Net....................   0.6%
Financial Services................................   3.1%
Utilities/Pipeline................................   3.2%
Energy Services...................................   3.5%
Consumer & Business Services......................   3.8%
Food..............................................   5.5%
Aluminum..........................................   6.4%
Real Estate.......................................   9.9%
Paper & Forest....................................  11.8%
Energy............................................  52.2%

DATA AS OF DECEMBER 31, 1998

TOP TEN HOLDINGS

Canadian Hunter Exploration, Ltd. ................   9.69%
MAXXAM, Inc. .....................................   6.39%
Fresh Del Monte Produce, Inc. ....................   5.54%
Brookfield Properties Corporation.................   5.47%
Place Resources Corporation.......................   5.16%
Petro-Canada......................................   4.50%
Canadian Hotel Income Properties REIT.............   4.43%
Fletcher Challenge Canada, Ltd. ..................   4.26%
Oiltec Resources, Ltd. ...........................   4.22%
The TimberWest Timber Trust.......................   4.21%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES
(IF INVESTED ON 11/15/95)

                           [GRAPHIC]

                 NR %              LIPPER                NR            LIPPER NR
  DATE        CUMULATIVE     NATURAL RESOURCES          10K               10K
 11/15/95        0.00%              0.00%           $  10,000         $  10,000
    12/95        1.20%              8.24%           $  10,120         $  10,824
     3/96       18.60%             17.06%           $  11,860         $  11,706
     6/96       23.30%             22.45%           $  12,330         $  12,245
     9/96       31.40%             27.05%           $  13,140         $  12,705
    12/96       42.90%             39.49%           $  14,290         $  13,949
     3/97       33.40%             34.14%           $  13,340         $  13,414
     6/97       37.20%             47.93%           $  13,720         $  14,793
     9/97       47.70%             72.74%           $  14,770         $  17,274
    12/97       18.40%             60.05%           $  11,840         $  16,005
     3/98       24.59%             66.10%           $  12,459         $  16,610
     6/98       11.10%             55.28%           $  11,110         $  15,528
     9/98      -13.86%             30.11%           $   8,614         $  13,011
    12/98      -22.39%             23.05%           $   7,761         $  12,305

The Lipper Natural Resources Index replaced the S&P 500 Index as our primary fund benchmark to more accurately reflect the Fund's investment in the natural resource sector. A hypothetical $10,000 investment in the S&P 500 Index, if invested on 11/15/95, would have grown to $21,925 as of 12/31/98.

PERFORMANCE UPDATE

                                                                            TOTAL RETURN            AVERAGE ANNUAL
                                                          ONE-YEAR                 SINCE              RETURN SINCE
                                                      TOTAL RETURN             INCEPTION(6)              INCEPTION(6)
------------------------------------------------------------------------------------------------------------------
Global Natural Resources Fund Class A(1)                   -34.45%               -22.39%                    -7.78%
Global Natural Resources Fund Class C(2),(3)               -37.37%               -45.67%                   -34.89%
Lipper Natural Resources Index(4)                          -23.12%                23.05%                     6.85%
S&P 500 Index(5)                                            28.57%               119.25%                    28.52%

Performance data quoted represents past performance, and past performance is no guarantee of future results.
You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
------------------------------------------------------------------------------------------------------------------

(1)  Inception date for Class A was 11/15/95.

(2)  Inception date for Class C was 7/30/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Lipper Natural Resources Index is an equally weighted index of the largest mutual funds in the Lipper Natural Resources investment objective, adjusted for the reinvestment of capital gains distributions and income dividends. You cannot invest in an index.

(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(6) The Total and Average Annual Return Since Inception percentages for the Lipper Natural Resources Index and S&P 500 Index are calculated from the Class A Share inception date, 11/15/95.

ANNUAL REPORT                                                             [LOGO]

GLOBAL VALUE FUND

[PHOTO OF ANDREW P. PILARA, JR.]

FUND PHILOSOPHY

The Global Value Fund seeks to achieve long-term capital growth by investing primarily in equity securities of mid- and large-cap companies worldwide using a value methodology combining Graham & Dodd balance sheet analysis with cash flow analysis.

--------------------------------------------------------------------------------
                                     Q & A

Q. HOW DID THE ROBERTSON STEPHENS GLOBAL VALUE FUND PERFORM DURING THE FOURTH QUARTER OF 1998 AND THE YEAR AS A WHOLE?

A. The Robertson Stephens Global Value Fund continued to deliver solid performance with relatively low volatility in 1998. The Fund had positive performance for both the fourth quarter and the year. This was due in part to a core of dividend-paying utilities (30% of the portfolio at year end), which provided the Fund with stability and total returns ranging from 12% to 33%. Some of our European investments also contributed gains, though there were also a few disappointments. Our valuation models, which are based on comparisons of implied discount rates, led us to sell nearly all of the Fund's European investments around mid-year, with the exception of Telecom Italia (5.03%).

Q.  ARE THERE ANY NEW PORTFOLIO HOLDINGS THAT YOU'D CARE TO DISCUSS?

A. A recent purchase that helps to illustrate our investment philosophy is Steelcase, Inc. (3.42%), a leading manufacturer of office furniture. The company has approximately $3 billion in revenues. Its real rate of return on capital is 7% (compared to 6% for the average industrial company) and its "market implied" cash-flow return is less than 1%. Recently, however, the company reported slower quarterly revenue growth and investors have put the stock in the penalty box. Despite potentially slower revenue growth in the short term, we believe Steelcase will continue to earn a premium return on capital. We expect the company to benefit as its new furniture systems come on stream and corporate furniture sales rebound. In the meantime, it remains a leading brand-name company, with an excellent balance sheet and good rates of return. We estimate that it is selling at 50% of its business value.

Q.  THE PAST YEAR WAS DIFFICULT FOR VALUE INVESTORS. WHAT IS YOUR OUTLOOK
    FOR 1999?

A. In 1998, capitalization once again overwhelmed fundamentals in the market. Even the most expensive large caps outperformed smaller caps with potentially more favorable prospects. In fact, according to data from Sanford C. Bernstein & Co., in 1998 even large-cap stocks (in the top 50) for which analysts cut their earnings estimates outperformed stocks drawn from the remainder of the market for which analysts increased their estimates. And not by a small margin, but by about 30 percentage points! We believe that in 1999 we will return to a stock picker's market where valuations do make a difference. With our cash-flow model, we feel that we are well prepared to make good valuation judgments in 1999.


                                                                        12/31/98
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

ASSETS UNDER MANAGEMENT: $8.64 million

ASSET ALLOCATION

[EDGAR REPRESENTATION OF PRINTED GRAPHIC]

Cash/Cash Equivalents.............................    1.7%
Consumer & Business Services......................    3.3%
Furniture/Home Appliance..........................    3.4%
Precious Metals...................................    4.0%
Healthcare/HMO....................................    5.0%
Other & Other Assets, Net.........................    6.5%
Telecom...........................................    6.5%
Real Estate.......................................    7.5%
Construction/Infrastructure.......................    9.7%
Utilities.........................................   29.7%
Insurance.........................................   13.0%
Energy............................................    9.7%

DATA AS OF DECEMBER 31, 1998

TOP TEN HOLDINGS

Kinder Morgan Energy Partners, L.P. ..............    8.81%
Unicom Corporation................................    8.03%
Edison International..............................    7.74%
Brookfield Properties Corporation.................    7.51%
The Coastal Corporation...........................    6.07%
Nevada Power Company..............................    5.09%
Telecom Italia S.p.A., ADR........................    5.03%
HEALTHSOUTH Corporation...........................    5.00%
Southdown, Inc. ..................................    5.00%
SAFECO Corporation................................    4.92%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES
(IF INVESTED ON 4/1/97)

                               [GRAPHIC]

          GV %     S&P 500    MSCI WORLD         GV         S&P 500   MSCI WORLD
 DATE  CUMULATIV  CUMULATIVE  CUMULATIVE        10K           10K        10K
4/1/97    0.00%      0.00%     0.00%      $    10,000    $   10,000   $   10,000
  4/97    1.20%      5.63%     2.72%      $    10,120    $   10,563   $   10,272
  5/97    2.60%     11.98%     9.23%      $    10,260    $   11,198   $   10,923
  6/97    6.90%     17.00%    13.91%      $    10,690    $   11,700   $   11,391
  7/97   13.10%     26.31%    18.95%      $    11,310    $   12,631   $   11,895
  8/97    9.60%     19.21%    11.73%      $    10,960    $   11,921   $   11,173
  9/97   15.80%     25.78%    17.24%      $    11,580    $   12,578   $   11,724
 10/97   12.80%     21.66%    12.24%      $    11,280    $   12,166   $   11,224
 11/97   16.31%     27.24%    13.18%      $    11,631    $   12,724   $   11,318
 12/97   19.97%     29.43%    14.72%      $    11,997    $   12,943   $   11,472
  1/98   20.29%     30.92%    16.95%      $    12,029    $   13,092   $   11,695
  2/98   24.49%     40.29%    23.76%      $    12,449    $   14,029   $   12,376
  3/98   34.93%     47.48%    29.77%      $    13,493    $   14,748   $   12,977
  4/98   35.25%     48.95%    31.36%      $    13,525    $   14,895   $   13,136
  5/98   35.25%     46.31%    29.34%      $    13,525    $   14,631   $   12,934
  6/98   31.48%     52.25%    29.73%      $    13,148    $   15,225   $   12,973
  7/98   29.33%     50.73%    29.34%      $    12,933    $   15,073   $   12,934
  8/98   20.08%     28.92%     9.66%      $    12,008    $   12,892   $   10,966
  9/98   24.81%     37.15%    10.89%      $    12,481    $   13,715   $   11,089
 10/98   28.58%     48.38%    21.10%      $    12,858    $   14,838   $   12,110
 11/98   31.16%     57.34%    27.51%      $    13,116    $   15,734   $   12,751
 12/98   33.30%     66.42%    30.39%      $    13,330    $   16,642   $   13,039

The MSCI World Value Index replaced the MSCI World Index as our primary fund benchmark to reflect more accurately the Fund's value investment style. A hypothetical $10,000 investment in the MSCI World Index, if invested on 4/1/97, would have grown to $14,132 as of 12/31/98.

PERFORMANCE UPDATE

                                                                       TOTAL RETURN               AVERAGE ANNUAL
                                                ONE-YEAR                      SINCE                 RETURN SINCE
                                            TOTAL RETURN                  INCEPTION(6)                 INCEPTION(6)
----------------------------------------------------------------------------------------------------------------
Global Value Fund Class A(1)                      11.11%                     33.30%                       17.84%
Global Value Fund Class C(2),(3)                   8.02%                     21.18%                       13.62%
MSCI World Value Index(4)                         13.66%                     30.39%                       16.37%
S&P 500 Index(5)                                  28.57%                     66.42%                       33.77%

Performance data quoted represents past performance, and past performance is no guarantee of future results.
You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
----------------------------------------------------------------------------------------------------------------

(1)  Inception date for Class A was 4/1/97.

(2)  Inception date for Class C was 6/30/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Morgan Stanley Capital International (MSCI) World Value Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Pacific Basin. You cannot invest in an index.

(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(6) The Total and Average Annual Return Since Inception percentages for the MSCI World Value Index and S&P 500 Index are calculated from the Class A Share inception date, 4/1/97.

ANNUAL REPORT                                                     [LOGO]

GROWTH & INCOME FUND

FUND PHILOSOPHY

The Growth & Income Fund seeks to achieve long-term total return by investing primarily in small- and mid-cap stocks, convertible bonds, and preferreds. Our flexible, bottom-up approach is based on value recognition and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. Our formula for long-term success also includes a disciplined approach to managing risk: losses are eliminated quickly, and we are constantly looking for new opportunities.

[PHOTO]
JOHN L. WALLACE

-------------------------------------------------------------------------------
                                    Q & A

Q. HOW DID THE GROWTH & INCOME FUND PERFORM DURING THE FOURTH QUARTER OF 1998? DURING THE YEAR AS A WHOLE?

A. The Fund benefited from a strong fourth quarter and had positive performance both for the quarter and the year.

Q. WHAT MARKET TRENDS MOST AFFECTED THE FUND'S PERFORMANCE IN 1998?

A. The past year was very volatile and difficult for small- and mid-cap investors. In fact, it was marked by a major bear market in which small caps on average lost 30% to 60% from their April highs to their October lows. By comparison, both the Dow Jones Industrial Average and S&P 500 Index(5) posted less severe losses of about 20% over that same period.

Q. DID ANY SPECIFIC AREAS OF THE PORTFOLIO UNDERPERFORM YOUR EXPECTATIONS IN 1998? IF SO, WHAT IS YOUR CURRENT STRATEGY IN THOSE AREAS?

A. Investments that had a negative impact on our portfolio during 1998 included energy, real estate investment trusts (REITs) and our 17% weighting in convertible bonds and preferreds. Convertible securities were especially weak from April to October, when widening credit spreads, liquidation by leveraged hedge funds and a collapse in their underlying common shares drove the price of convertibles down. We continue to feel that our convertible investments offer excellent risk/reward potential, however, and should help dampen the Fund's volatility over time.

Q. WHAT AREAS OF THE PORTFOLIO WERE ESPECIALLY STRONG LAST YEAR?

A. Despite the difficult environment, the Growth & Income Fund did benefit from its 13% weighting in media stocks, specifically cable and programming/content companies. Winners here included Liberty Media Group (1.61%), TCI Ventures Group (2.15%) and MediaOne Group, Inc. (3.16%). Another area that contributed strong gains was technology. This sector represented 15% to 20% of the portfolio throughout the year and included winners like Compuware Corp. (1.05%), Electronics for Imaging, Inc. (1.62%), and EMC Corp. (1.23%).

Q. WHAT IS YOUR OUTLOOK FOR 1999?

A. We believe market leadership could shift to small caps in 1999, especially if the profits of large caps begin declining at a time when their stocks are sporting record valuations. The deflationary force of global excess capacity, coupled with slowing demand in most emerging markets, are already weighing on the profitability of many multinationals. In fact, the S&P 500's earnings growth is expected to slow to less than 5% in 1999.

Not only do we expect the profitability of smaller, more-domestically oriented companies to be stronger, but we believe there are several other factors that may enable small caps to assume market leadership for a prolonged period. First, we believe the interest rate environment will continue to be favorable for all equities, but especially for small caps, in 1999. A second factor is the current valuation gap between small- and large-cap companies. The last time this wide a valuation gap existed was in 1974, a year that was followed by seven years of small-cap outperformance.

                                                                      12/31/98

------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

ASSETS UNDER MANAGEMENT: $186.15 million

ASSET ALLOCATION

[EDGAR REPRESENTATION OF PIE CHART]

Internet Services........................  1.2%
Food Retail/Wholesale....................  1.3%
Security Equipment.......................  1.4%
Network Systems..........................  1.7%
Distributors.............................  1.9%
Aerospace................................  2.4%
Business/Commercial Services.............  2.8%
Utilities................................  3.2%
Data Communications......................  3.3%
Other & Other Assets, Net................  4.0%
Biotechnology............................  5.0%
Healthcare...............................  1.1%
Transportation...........................  1.0%
Cash & Cash Equivalents..................  0.8%
Convertible Bonds/Preferred.............. 17.1%
Media.................................... 12.7%
Computer Technology...................... 11.2%
Telecom. Equip. & Svcs................... 10.8%
Consumer & Specialty Retail..............  9.5%
Financial................................  7.6%


DATA AS OF DECEMBER 31, 1998

TOP TEN HOLDINGS

MediaOne Group, Inc......................  3.16%
Trans World Airlines, Inc................  2.95%
Alliant Techsystems, Inc.................  2.44%
Tele-Communications Int., Inc., Class A..  2.23%
Tele-Comm. TCI Ventures Group - A........  2.15%
System Software & Associates, Inc........  2.14%
Comcast Corporation, Class A.............  1.89%
Bergen Brunswig Corporation..............  1.87%
Philip Morris Companies, Inc.............  1.87%
BJ's Wholesale Club, Inc.................  1.87%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT-- CLASS A SHARES
(IF INVESTED ON 7/12/95)

                                [GRAPHIC]

         G&I %   S&P 500 DIV.     RUSSELL       G&I       S&P 500       RUSSELL
DATE  CUMULATIVE CUMULATIVE       GROWTH %      10K         10K       GROWTH 10K
 7/12    0.00%       0.00%         0.00%     $  10,000  $    10,000   $   10,000
 9/95    7.60%       4.88%         5.19%     $  10,760  $    10,488   $   10,519
 12/9   12.40%      11.16%         7.18%     $  11,240  $    11,116   $   10,718
 3/96   22.00%      17.15%        14.09%     $  12,200  $    11,715   $   11,409
 6/96   33.30%      22.33%        18.35%     $  13,330  $    12,233   $   11,835
 9/96   33.40%      26.16%        22.37%     $  13,340  $    12,616   $   12,237
 12/9   39.56%      36.72%        25.91%     $  13,956  $    13,672   $   12,591
 3/97   35.26%      40.37%        21.32%     $  13,526  $    14,037   $   12,132
 6/97   52.16%      64.79%        39.17%     $  15,216  $    16,479   $   13,917
 9/97   78.50%      77.16%        58.65%     $  17,850  $    17,716   $   15,865
 12/9   70.82%      82.31%        54.29%     $  17,082  $    18,231   $   15,429
 3/98   91.03%     107.72%        72.70%     $  19,103  $    20,772   $   17,270
 6/98   83.96%     114.45%        72.60%     $  18,396  $    21,445   $   17,260
 9/98   59.07%      93.17%        43.78%     $  15,907  $    19,317   $   14,378
 12/9   90.71%     134.39%        81.85%     $  19,071  $    23,439   $   18,185

The Russell Midcap Growth Index replaced the Lipper Growth & Income Index as our primary fund benchmark to more accurately reflect the Fund's investments in mid-cap growth companies. A hypothetical $10,000 investment in the Lipper Growth & Income Index, if invested on 7/12/95, would have grown to $19,009 as of 12/31/98.


PERFORMANCE UPDATE

                                                  TOTAL RETURN     AVERAGE ANNUAL
                                        ONE-YEAR         SINCE       RETURN SINCE
                                    TOTAL RETURN     INCEPTION(6)       INCEPTION(6)
                                    ------------  ------------     --------------
Growth & Income Fund Class A(1)           11.65%        90.71%             20.42%
Growth & Income Fund Class C(2,3)          8.11%        31.11%             17.88%
Russell Midcap Growth Index(4)            17.86%        81.85%             18.78%
S&P 500 Index(5)                          28.57%       134.39%             27.79%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------
(1) Inception date for Class A was 7/12/95.

(2) Inception date for Class C was 5/9/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Russell Midcap Growth Index is an unmanaged market capitalization-weighted index which measures the performance of those Russell Midcap companies (defined as the 800 smallest companies in the Russell 1000 Index) with a higher than average growth orientation as determined by price-to-book ratios and forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(6) The Total and Average Annual Return Since Inception percentages for the Russell Midcap Growth Index and S&P 500 Index are calculated from the Class A Share inception date, 7/12/95.

ANNUAL REPORT

THE INFORMATION AGE FUND-TM-

FUND PHILOSOPHY

The Information Age Fund-TM- seeks to achieve long-term capital appreciation by aggressively investing in companies primarily within the information technology sector. The Fund is designed for investors who believe that aggressive investment in these companies provides significant opportunities for capital appreciation.

PORTFOLIO MANAGERS

RONALD E. ELIJAH
RODERICK R. BERRY
CATHERINE BAKER

--------------------------------------------------------------------------------
                                     Q & A

Q. HOW DID THE INFORMATION AGE FUND PERFORM DURING THE YEAR?

A. The Fund benefited from a strong fourth quarter, out-performing its benchmark, the Pacific Stock Exchange Technology Index.(4) The Fund also had very positive performance for the year.

Q. WHAT MAJOR TRENDS AFFECTED THE FUND DURING THE FOURTH QUARTER?

A. The Fund is invested in a variety of sectors and was subject to market forces in these areas during the year. Investor sentiment toward the technology sector quickly changed in the second half of October, as strong third quarter earnings began rolling in. Most technology firms reported continued strength in the U.S. market as well as Europe. In addition, the inventory issues that had plagued the semiconductor and personal computer sectors during 1998 began to reverse. The communications sector also posted a strong fourth quarter as global deregulation, growing demand for wireless communications and growth in data traffic combined to result in unprecedented network buildouts.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. After showing strength for much of 1998, software stocks underperformed in the fourth quarter. With many companies around the world tightening their IT budgets, the earnings outlook for the sector has become more uncertain. In addition, software makers face slackening demand from the financial industry and from consumers and corporations in Asia. That, combined with Year 2000 budget diversions, appear to be placing a near-term ceiling on the software sector.

Q. INTERNET STOCKS HAVE ATTRACTED MUCH ATTENTION LATELY. WHAT IS YOUR VIEW ON THE SECTOR?

A. With global telecommunications deregulation, higher-speed-access technologies, a favorable U.S. tax environment for e-commerce and the obvious benefits of business-to-business e-commerce, we believe that the Internet can continue to grow at its present rate. Further, we believe that we are in the very early stages of worldwide growth of the Internet. We have maintained a significant weighting in stocks that are directly related to the Internet (such as America Online, Inc. and Yahoo!, Inc.), as well as related stocks that we believe will benefit from the buildout of the Internet backbone (such as Cisco Systems, Inc. 3.44%, Ascend Communications, Inc. 2.26% and MCI WorldCom, Inc. 4.12%). We have chosen to focus predominantly on industry-leading companies that have strong brand identities.

Q. WHAT IS YOUR OUTLOOK FOR 1999?

A. Looking forward into 1999, we are more bullish than we have been in over a year. First, we are seeing a more favorable supply/demand balance for the semiconductor industry, fueled by strong end-user demand for computing hardware. In addition, we expect the PC industry to have a healthy 1999, given the supply constraints that began to emerge in the fourth quarter. We also believe that rapidly declining wireless tariff rates brought about by increasing competition will ultimately push wireless penetration rates toward the levels of basic wireline service. Finally, we think software and consulting services will enjoy an early 1999 resurgence as Year 2000 projects pick up momentum. In addition, technology bellwether Microsoft is due to roll out a series of upgrades, including its SQL Server 7.0, Office 2000 and Windows 2000 products.

                                                                      12/31/98

------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. Investing in a particular sector can involve greater market fluctuation.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

ASSETS UNDER MANAGEMENT: $159.73 million

ASSET ALLOCATION

[EDGAR REPRESENTATION OF PIE CHART]

Other & Other Assets, Net.............  12.6%
Cash & Cash Equivalents...............   0.7%
Commercial Services...................   1.7%
Contract Manufacturing................   2.7%
Internet Commerce.....................  13.7%
Computer Hardware.....................   6.8%
Computer Software & Services..........  23.6%
Semiconductors........................  23.3%
Communications Equipment & Services...  14.9%

DATA AS OF DECEMBER 31, 1998

TOP TEN HOLDINGS

America Online, Inc...................   9.14%
Intel Corporation.....................   4.64%
Yahoo! Inc............................   4.52%
Legato Systems, Inc...................   4.38%
MCI WorldCom, Inc.....................   4.12%
Microsoft Corporation.................   4.08%
Micron Technologies, Inc..............   3.95%
Cisco Systems, Inc....................   3.44%
Compaq Computer Corporation...........   3.36%
Oracle Corporation....................   3.35%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES
(IF INVESTED ON 11/15/95)

                                   [GRAPHIC]

            IA %     S&P 500 DIV.      PSE %        IA       S&P 500     PSE
 DATE    CUMULATIVE   CUMULATIVE                   10K         10K    TECHNOLOGY
11/15/95     0.00%        0.00%      0.00%    $   10,000  $   10,000  $   10,000
   12/95    -7.00%        3.98%     -1.81%    $    9,300  $   10,398  $    9,819
    3/96    -6.60%        9.58%     -2.10%    $    9,340  $   10,958  $    9,790
    6/96     7.10%       14.42%      1.23%    $   10,710  $   11,442  $   10,123
    9/96    17.90%       18.01%      8.03%    $   11,790  $   11,801  $   10,803
   12/96    17.85%       27.88%     17.86%    $   11,785  $   12,788  $   11,786
    3/97     3.51%       31.30%     17.75%    $   10,351  $   13,130  $   11,775
    6/97    22.76%       54.15%     37.35%    $   12,276  $   15,415  $   13,735
    9/97    59.82%       65.71%     63.60%    $   15,982  $   16,571  $   16,360
   12/97    25.09%       70.53%     41.40%    $   12,509  $   17,053  $   14,140
    3/98    42.69%       94.30%     68.37%    $   14,269  $   19,430  $   16,837
    6/98    49.58%      100.59%     68.34%    $   14,958  $   20,059  $   16,834
    9/98    34.21%       80.69%     55.62%    $   13,421  $   18,069  $   15,562
   12/98    90.40%      119.25%    118.60%    $   19,040  $   21,925  $   21,860

PERFORMANCE UPDATE


                                                  TOTAL RETURN     AVERAGE ANNUAL
                                        ONE-YEAR         SINCE       RETURN SINCE
                                    TOTAL RETURN     INCEPTION(6)       INCEPTION(6)
---------------------------------------------------------------------------------

Information Age Fund Class A(1)           52.20%        90.40%             22.85%
Information Age Fund Class C(2,3)         41.25%        28.69%             18.66%
PSE Technology Index(4)                   54.60%       118.60%             28.40%
S&P 500 Index(5)                          28.57%       119.25%             28.52%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------
(1) Inception date for Class A was 11/15/95.

(2) Inception date for Class C was 7/11/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Pacific Stock Exchange (PSE) Technology Index is an unmanaged, price-weighted index of the top 100 U.S. technology stocks. You cannot invest in an index.

(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(6) The Total and Average Annual Return Since Inception percentages for the PSE Technology Index and S&P 500 Index are calculated from the Class A Share inception date, 11/15/95.

ANNUAL REPORT

MICROCAP GROWTH FUND

FUND PHILOSOPHY

The Robertson Stephens MicroCap Growth Fund invests in a diversified portfolio of equity securities of companies with market capitalizations of $250 million or less. We seek micro-cap companies that we believe have the potential for long-term capital appreciation based on superior or niche products or services, operating characteristics, management, or other factors.

   [PHOTO]                                                         [PHOTO]
DAVID J. EVANS                                                RAINERIO J. REYES

--------------------------------------------------------------------------------
                                   Q & A

Q. HOW DID THE MICROCAP GROWTH FUND PERFORM DURING THE YEAR?

A. The Fund had a very positive fourth quarter, which helped it overcome market volatility earlier in 1998 and post only a modest loss for the full year.

Q. WHAT WERE THE MAJOR MARKET TRENDS DURING THE YEAR, AND HOW DID THEY AFFECT THE FUND?

A. Like the year as a whole, the fourth quarter of 1998 was a turbulent period in world financial markets. This was particularly true in the micro-cap sector. The oversold conditions of early October were followed by a furious rally that pulled the sector back to almost even by Thanksgiving. After this period of outperformance, larger stocks--especially those of Internet-related companies--dominated the market for the balance of the year. It appears that the focus of individual investors, especially oline investors, on Internet stocks diverted some of the attention that they otherwise might have directed toward high growth micro-cap stocks. (The capitalization of most Internet stocks, even those newly public, places them far outside the micro-cap universe.) In addition, institutional investors continued to direct new cash flows to previous winners--in most cases, large-cap stocks.

Q. YOU'VE SAID IN THE PAST THAT YOUR INVESTMENT PROCESS OCCASIONALLY LEADS YOU TO PURSUE CERTAIN THEMES. WHICH ONES ARE YOU CURRENTLY FOLLOWING?

A. Among our current investments in the aging theme are CareMatrix Corporation (1.93%) and Balanced Care Corporation (0.21%), both operators of assisted living facilities. The Fund also invests in several outsourcing firms, which enable corporations to focus on their core competencies.

These include Metro One Telecommunications, Inc. (2.09% a provider of directory assistance for cellular and PCS carriers), Novacare Employee Services Corporation (1.31% human resources and employee-benefits administration) and Kendle International, Inc. (1.72% management of clinical trials for pharmaceutical companies). The common thread running through these investments and the portfolio as a whole is that these stocks are underfollowed, underowned and, in our opinion, undervalued.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING YEAR? WHY SHOULD AN INVESTOR CONTINUE TO INVEST IN THE MICRO-CAP SECTOR AFTER SUCH A CHALLENGING YEAR?

A. Although small caps again lagged the major indices in 1998, we believe that macroeconomic variables may help to reverse that trend. Interest rates remain low, which should continue to be very positive for micro caps. In addition, we expect corporate earnings growth to become increasingly dependent on revenue growth in 1999. This should work to the advantage of small firms with niche strategies--the kind of companies the MicroCap Growth Fund owns. Many large companies, in contrast, have relied disproportionately on restructuring, share repurchases and other financial engineering techniques for much of their earnings growth over the past few years. We believe they will find it more challenging to maintain this advantage in 1999. Large multinationals may face further earnings pressure as a result of continued weakness in overseas markets. If, as we expect, the S&P 500's(5) profit growth does begin to flatten out in the coming months, we believe investors will turn to small- and micro-cap stocks capable of achieving 20% and better annual earnings growth.

In addition, investors have paid such a high premium for liquidity that we believe an unsustainable gap has developed between the relative valuation of small and large stocks. We expect that investors will begin to recognize this and close the gap in 1999.

                                                                      12/31/98

------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

ASSETS UNDER MANAGEMENT: $95.29 million

ASSET ALLOCATION

[EDGAR REPRESENTATION OF PIE CHART]

Manufacturing.........................   1.6%
Education.............................   1.7%
Data Processing Services..............   1.8%
Broadcast/Radio/TV....................   1.8%
Network Systems.......................   2.1%
Consulting Services...................   2.3%
Financial Services....................   3.1%
Misc./Other Svcs......................   3.9%
Restaurants/Lodging...................   4.5%
Telecommunications....................   5.2%
Electronic Components.................   5.3%
Other & Other Assets, Net.............   5.5%
Chemicals.............................   1.0%
Cash & Cash Equivalents...............   0.2%
Computer Technology...................  25.9%
Health/Medical/Biotechnology..........  14.2%
Consumer/Retail.......................  11.4%
Business/Commercial Services..........   8.5%

DATA AS OF DECEMBER 31, 1998

TOP TEN HOLDINGS

Pervasive Software, Inc..............   2.83%
Cybex Corporation....................   2.54%
Superior Consultant Holdings Corp....   2.28%
Molecular Devices Corporation........   2.28%
Cree Research, Inc...................   2.26%
Coinstar, Inc........................   2.26%
Res-Care, Inc........................   2.20%
QLogic Corporation...................   2.20%
ATMI, Inc............................   2.12%
Metro One Telecommunications, Inc....   2.09%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES
(IF INVESTED ON 8/15/96)

                                   [GRAPHIC]

           MCG %    S&P 500 DIV.  R2000G DIV.      MCG       S&P 500   R2000G DIV.
 DATE   CUMULATIVE   CUMULATIVE   CUMULATIVE       10K         10K         10K
8/15/96     0.00%        0.00%       0.00%     $  10,000  $   10,000  $   10,000
   9/96     5.70%        4.07%       7.94%     $  10,570  $   10,407  $   10,794
  12/96    10.00%       12.78%       8.22%     $  11,000  $   11,278  $   10,822
   3/97     2.00%       15.79%      -3.13%     $  10,200  $   11,579  $    9,687
   6/97    25.70%       35.94%      13.88%     $  12,570  $   13,594  $   11,388
   9/97    59.90%       46.14%      33.15%     $  15,990  $   14,614  $   13,315
  12/97    43.50%       50.38%      22.23%     $  14,350  $   15,038  $   12,223
   3/98    65.70%       71.35%      36.76%     $  16,570  $   17,135  $   13,676
   6/98    54.20%       76.90%      28.90%     $  15,420  $   17,690  $   12,890
   9/98    16.30%       59.35%       0.08%     $  11,630  $   15,935  $   10,008
  12/98    42.60%       93.35%      23.74%     $  14,260  $   19,335  $   12,374

PERFORMANCE UPDATE

                                                           TOTAL RETURN           AVERAGE ANNUAL
                                            ONE-YEAR              SINCE             RETURN SINCE
                                        TOTAL RETURN          INCEPTION(6)             INCEPTION(6)
---------------------------------------------------------------------------------------------------
MicroCap Growth Fund Class A(1)                -0.63%             42.60%                   16.09%
MicroCap Growth Fund Class C(2,3)              -4.76%             12.40%                    7.90%
Russell 2000 Growth Index(4)                    1.23%             23.74%                    9.37%
S&P 500 Index(5)                               28.57%             93.35%                   31.95%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

(1)  Inception date for Class A was 8/15/96.
(2)  Inception date for Class C was 6/18/97.
(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.
(4) The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.
(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.
(6) The Total and Average Annual Return Since Inception percentages for the Russell 2000 Growth Index and S&P 500 Index are calculated from the
     Class A Share inception date, 8/15/96.

ANNUAL REPORT                                                        [LOGO]

PARTNERS FUND

FUND PHILOSOPHY

The Partners Fund seeks long-term capital growth by investing in equity securities primarily of companies with market capitalization of up to $1 billion, using a cash flow value methodology combining Graham & Dodd balance sheet analysis with cash flow analysis.

[PHOTO]
ANDREW P. PILARA, JR.

--------------------------------------------------------------------------------
                                     Q & A

Q. HOW DID THE PARTNERS FUND PERFORM DURING 1998?

A. The past year was not a good one for value, especially small-cap value, and it certainly was not a good year for the Partners Fund. The Fund had negative performance for both the fourth quarter and the year.

Q. ARE YOU PLANNING TO SIGNIFICANTLY ALTER THE FUND'S STRATEGY IN ANY WAY?

A. We do not plan to deviate dramatically from the core cash-flow methodology that we have employed since the Fund's inception. We are, however, fine tuning our investment process by making some refinements. First, we are planning to adhere more strictly to buy/sell points according to our Holt/Value Search cash-flow model. We are also striving to balance the portfolio by adding more "soft asset" companies (such as those in the health care and consumer business services industries). In addition, we plan to diversify the portfolio across more economic sectors. Finally, we are considering additional inputs for our oil and gas cash-flow model.

Q. THE FUND CONTINUES TO HAVE A RELATIVELY LARGE WEIGHTING IN THE ENERGY SECTOR, EVEN THOUGH IT HAS BEEN DEPRESSED FOR SOME TIME. WHAT DO YOU FIND ATTRACTIVE ABOUT THIS SECTOR?

A. We think valuations in the energy area are so compelling--it is now one of the cheapest sectors of the market--that it won't be long before these stocks begin to rebound.

Most of the energy companies in which we invest are selling not only below their net asset value but also at historically low cash-flow multiples. That's why we like the outlook for our energy investments (many of which are now trading below our purchase price) over the next 18 months to two years. These are good businesses trading at going out of business prices.

Q. HAVE YOU MADE ANY CHANGES TO THE PORTFOLIO RECENTLY?

A. We have continued to take advantage of market volatility to invest in several new companies, including health-care firm Medpartners, Inc. (6.55%), which is restructuring its physician practice management division to emphasize its very profitable pharmacy division. We also added Paging Network, Inc. (4.88%) to the portfolio. The company is generating significant cash flow from its paging operations and is preparing to offer two-way paging services. Another recent addition to the portfolio is Pennzoil-Quaker State Company (2.87%), a newly merged company with the dominant share in the U.S. car-care market. We also initiated a position in Sobeys Canada, Inc. (2.10%), which we believe is one of the cheapest stocks in the North American food distribution industry.

Q. WHAT IS YOUR OUTLOOK FOR 1999?

A. Looking ahead, we like the business fundamentals of the companies in our portfolio, which in our opinion are extremely cheap! In fact, we believe the fundamentals are in place for a substantial appreciation in small-cap value stocks such as the one that occurred from 1974 to 1983.

                                                                       12/31/98

-------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

                                                ROBERTSON STEPHENS MUTUAL FUNDS

ASSETS UNDER MANAGEMENT:  $48.07 million

ASSET ALLOCATION

[EDGAR REPRESENTATION OF PIE CHART]

Publishing......................   2.7%
Other & Other Liabilities, Net..   0.6%
Energy..........................  25.9%
Consumer & Business Svcs. ......  17.4%
Food/Food Retail................  12.2%
Aluminum........................   7.8%
Insurance.......................   7.3%
Health Care.....................   6.6%
Construction/Infrastructure.....   6.6%
Telecommunication Services......   4.9%
Cash and Cash Equivalents.......   4.8%
Manufacturing...................   3.2%

DATA AS OF DECEMBER 31, 1998

TOP TEN HOLDINGS

Fresh Del Monte Produce, Inc. ..........   9.02%
Midas, Inc. ............................   8.09%
MAXXAM, Inc. ...........................   7.76%
Medpartners, Inc. ......................   6.55%
Paging Network, Inc. ...................   4.88%
The Pittston Company....................   4.64%
Desjardins Laurentian Financial Corp. ..   4.46%
Canadian Conquest Exploration, Inc. ....   3.81%
Place Resources Corporation.............   3.48%
PennzEnergy Company.....................   3.18%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES
(IF INVESTED ON 7/12/95)

                      [GRAPHIC]

             PF %    S&P 500 DIV.   RUSSELL      PF      S&P 500 DIV.   RUSSELL
 DATE    CUMULATIVE  CUMULATIVE    VALUE DIV     10K         10K      VALUE DIV.
7/12/95     0.00%       0.00%       0.00%    $   10,000  $   10,000   $   10,000
   9/95     1.90%       4.88%       5.32%    $   10,190  $   10,488   $   10,532
  12/95     3.90%      11.16%       8.39%    $   10,390  $   11,116   $   10,839
   3/96    23.00%      17.15%      13.14%    $   12,300  $   11,715   $   11,314
   6/96    36.40%      22.33%      17.77%    $   13,640  $   12,233   $   11,777
   9/96    40.70%      26.16%      19.52%    $   14,070  $   12,616   $   11,952
  12/96    48.73%      36.72%      31.55%    $   14,873  $   13,672   $   13,155
   3/97    49.75%      40.37%      31.22%    $   14,975  $   14,037   $   13,122
   6/97    61.77%      64.79%      51.03%    $   16,177  $   16,479   $   15,103
   9/97    81.73%      77.16%      70.49%    $   18,173  $   17,716   $   17,049
  12/97    75.61%      82.31%      73.36%    $   17,561  $   18,231   $   17,336
   3/98    89.99%     107.72%      87.84%    $   18,999  $   20,772   $   18,784
   6/98    71.46%     114.45%      81.05%    $   17,146  $   21,445   $   18,105
   9/98    31.67%      93.17%      48.69%    $   13,167  $   19,317   $   14,869
  12/98    27.79%     134.39%      62.18%    $   12,779  $   23,439   $   16,218

PERFORMANCE UPDATE

                                                             TOTAL RETURN    AVERAGE ANNUAL
                                                 ONE-YEAR           SINCE      RETURN SINCE
                                             TOTAL RETURN       INCEPTION(6)      INCEPTION(6)
-------------------------------------------------------------------------------------------
Partners Fund Class A(1)                           -27.23%          27.79%             7.31%
Partners Fund Class C(2,3)                         -29.28%         -15.71%            -9.48%
Russell 2000 Value Index(4)                         -6.45%          62.18%            14.93%
S&P 500 Index(5)                                    28.57%         134.39%            27.79%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------

(1)  Inception date for Class A was 7/12/95.

(2)  Inception date for Class C was 4/14/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Russell 2000 Value Index is an unmanaged market capitalization-weighted index composed of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(6) The Total and Average Annual Return Since Inception percentages for the Russell 2000 Value Index and S&P 500 Index are calculated from the Class A Share inception date, 7/12/95.

ANNUAL REPORT

VALUE + GROWTH FUND

FUND PHILOSOPHY

The Robertson Stephens Value + Growth Fund seeks capital appreciation by investing primarily in companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering above-average growth potential. We seek to identify specific business sectors poised to benefit from major changes in the marketplace and societal trends. Within these sectors, we conduct bottom-up research, looking for well-managed companies that have low-multiple valuations relative to their peers and are poised to leverage growth opportunities.

[PHOTO]
RONALD E. ELIJAH

--------------------------------------------------------------------------------
                                     Q & A

Q. HOW DID THE VALUE + GROWTH FUND PERFORM DURING THE YEAR?

A. The Fund had very positive performance for both the fourth quarter and the year.

Q. WHAT MAIN FACTORS DROVE THE FUND'S PERFORMANCE OVER THE YEAR?

A. 1998 was a volatile year for the U.S. Stock Market, and as the fourth quarter began, global economic turmoil created more volatility for equity investors. But the market soon stabilized and, as we expected, resumed its ascent. Despite some naysayers last fall, we believed the market was positioned to appreciate further, as inflation remained low and interest rates declined. Fortunately, we were well rewarded for our patience.

Q. WHAT IS ONE INVESTMENT THEME THAT PLAYS AN IMPORTANT ROLE IN YOUR STRATEGY?

A. We continued to pursue one of our favorite investment themes during the fourth quarter. For quite some time, the Fund has focused on investments that we believe will benefit from the aging of Baby Boomers, a generation of roughly 75 to 80 million Americans. This far-reaching trend has led us to concentrate the portfolio primarily within the healthcare, consumer, financial services and technology sectors. (The only significant change we made within these sectors during the fourth quarter was to increase the Fund's semiconductor weighting.)

One of the more obvious implications of this trend is its potentially forceful impact on the U.S. healthcare system.

We also think the aging of the Baby Boomers will have a profound impact on the U.S. retail sector. Americans between the ages of 45 and 54--a peak period of earning and spending--are now the fastest-growing segment of the U.S. population. In addition, Americans are currently enjoying the strongest growth in real purchasing power in more than 25 years. Finally, we believe that the aging of the Baby Boomers is creating investment opportunity in financial services. In this sector, we have focused on companies that we think will benefit from the huge number of Baby Boomers investing for retirement, as well as on specialized credit and credit-card providers.

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?

A. We think that the Fund's technology investments in particular are poised for exceptional growth in 1999. After grappling with excess inventory from the fourth quarter of 1997 through the middle of 1998, the sector seems to be resuming its long-term trend of strong secular growth. In fact, we believe the inventory-reduction process that took place over the past year could give way to an inventory-building process in 1999. Furthermore, several technology companies have announced plans to bring new products to market in 1999 at very attractive prices--an encouraging sign, as new products tend to stimulate demand for technology.

On a broader level, we believe the U.S. stock market will be favorable to investors in 1999, assuming the U.S. economy continues to grow at a modest pace while inflation remains subdued. This is not to say that the market does not face some challenges in 1999, such as ongoing turmoil in the emerging markets. But we think the fallout will be minimal. As a result, we believe that U.S. equities will move higher in 1999.

                                                                       12/31/98

-------------------------------------------------------------------------------

Investing in smaller companies may involve risks such as less publicly available information than larger companies, volatility, and illiquidity. Short selling is the sale of a borrowed security and may involve the risk that the price of the security may increase between the date it is sold and the date the fund must replace the borrowed security. Options and futures involve the risk that their value may not be perfectly correlated to that of the underlying index or security.

                                                ROBERTSON STEPHENS MUTUAL FUNDS

ASSETS UNDER MANAGEMENT: $679.08 million

ASSET ALLOCATION

[EDGAR REPRESENTATION OF PIE CHART]

Retail.............................  31.7%
Computer Technology................  22.6%
Financial..........................  16.4%
Pharmaceuticals....................   7.8%
Commercial Services................   6.3%
Telecom Equipment & Services.......   5.7%
Media..............................   3.9%
HMO's..............................   3.3%
Other & Other Liabilities, Net.....   2.3%

DATA AS OF DECEMBER 31, 1998

TOP TEN HOLDINGS

Micron Technologies, Inc. .........   4.74%
Intel Corporation..................   4.63%
MCI WorldCom, Inc. ................   4.02%
Safeway, Inc. .....................   3.61%
Compaq Computer Corporation........   3.32%
Best Buy Company, Inc. ............   3.25%
Costco Companies, Inc. ............   3.19%
CVS Corporation....................   3.17%
Merrill Lynch & Co., Inc. .........   3.14%
Oracle Corporation.................   3.06%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT -- CLASS A SHARES
(IF INVESTED ON 5/12/92)

                  [GRAPHIC]

                         S&P 500      R1000                 S&P 500     R1000
               V+G %     DIV. %      GROWTH       V+G         DIV.      GROWTH
DATE       CUMULATIVE  CUMULATIVE  CUMULATIVE     10K        10K         10K
 5/12/92      0.00%       0.00%      0.00%    $  10,000  $   10,000  $  10,000
    6/92     -1.99%      -1.54%     -2.34%    $   9,801  $    9,846  $   9,766
    9/92      0.99%       1.57%      1.93%    $  10,099  $   10,157  $  10,193
   12/92     10.04%       6.69%      9.03%    $  11,004  $   10,669  $  10,903
    3/93     19.33%      11.40%      8.10%    $  11,933  $   11,140  $  10,810
    6/93     19.43%      11.86%      6.43%    $  11,943  $   11,186  $  10,643
    9/93     28.43%      14.78%      8.01%    $  12,843  $   11,478  $  10,801
   12/93     33.78%      17.46%     12.17%    $  13,378  $   11,746  $  11,217
    3/94     38.90%      12.97%      7.22%    $  13,890  $   11,297  $  10,722
    6/94     32.76%      13.35%      6.11%    $  13,276  $   11,335  $  10,611
    9/94     55.60%      19.00%     14.28%    $  15,560  $   11,900  $  11,428
   12/94     64.69%      18.95%     15.11%    $  16,469  $   11,895  $  11,511
    3/95     89.27%      30.58%     26.07%    $  18,927  $   13,058  $  12,607
    6/95    130.86%      42.85%     38.45%    $  23,086  $   14,285  $  13,845
    9/95    175.36%      54.36%     51.02%    $  27,536  $   15,436  $  15,102
   12/95    135.01%      63.60%     57.90%    $  23,501  $   16,360  $  15,790
    3/96    126.51%      72.41%     66.38%    $  22,651  $   17,241  $  16,638
    6/96    134.29%      80.03%     76.96%    $  23,429  $   18,003  $  17,696
    9/96    149.64%      85.67%     83.34%    $  24,964  $   18,567  $  18,334
   12/96    168.19%     101.21%     94.41%    $  26,819  $   20,121  $  19,441
    3/97    161.98%     106.59%     95.45%    $  26,198  $   20,659  $  19,545
    6/97    204.83%     142.53%    132.42%    $  30,483  $   24,253  $  23,242
    9/97    255.11%     160.73%    149.89%    $  35,511  $   26,073  $  24,989
   12/97    205.23%     168.31%    153.68%    $  30,523  $   26,831  $  25,368
    3/98    244.86%     205.71%    192.12%    $  34,486  $   30,571  $  29,212
    6/98    260.66%     215.61%    205.38%    $  36,066  $   31,561  $  30,538
    9/98    213.52%     184.30%    177.64%    $  31,352  $   28,430  $  27,764
   12/98    288.98%     244.97%    251.87%    $  38,898  $   34,497  $  35,187

The Russell 1000 Growth Index replaced the S&P 500 Index as our primary fund benchmark to reflect more accurately the Fund's investment style which includes growth stocks. A hypothetical $10,000 investment in the S&P 500 Index, if invested on 5/12/92, would have grown to $34,497 as of 12/31/98.

PERFORMANCE UPDATE

                                                                  FIVE-YEAR
                                                                    AVERAGE              TOTAL RETURN           AVERAGE ANNUAL
                                             ONE-YEAR                ANNUAL                     SINCE             RETURN SINCE
                                         TOTAL RETURN                RETURN                 INCEPTION(6)             INCEPTION(6)
------------------------------------------------------------------------------------------------------------------------------
Value + Growth Class A(1)                      27.44%                23.80%                   288.98%                   22.70%
Value + Growth Class C(2,3)                    23.06%                   N/A                    22.18%                   13.39%
Russell 1000 Growth Index(4)                   38.71%                25.69%                   251.87%                   20.86%
S&P 500 Index(5)                               28.57%                24.05%                   244.97%                   20.50%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------

(1)  Inception date for Class A was 5/12/92.

(2)  Inception date for Class C was 5/28/97.

(3) Reflects the 1% contingent deferred sales charge on redemptions made within the first year of purchasing shares.

(4) The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(6) The Total and Average Annual Return Since Inception percentages for the Russell 1000 Growth Index and S&P 500 Index are calculated from the Class A Share inception date, 5/12/92.

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- THE CONTRARIAN FUND-TM-

DECEMBER 31, 1998                         FOREIGN CURRENCY(2)         SHARES            VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS
---------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 2.0%
Cypress Semiconductor Corporation                                     56,900    $     472,981
Micron Electronics, Inc.                                             121,500        2,103,469
---------------------------------------------------------------------------------------------
                                                                                    2,576,450
---------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 6.3%
Lafarge Corporation(1)                                                30,000        1,215,000
Lone Star Industries, Inc.(1)                                         90,000        3,313,125
Southdown, Inc.(1)                                                    20,000        1,183,750
USG Corporation(1)                                                    42,800        2,180,125
---------------------------------------------------------------------------------------------
                                                                                    7,892,000
---------------------------------------------------------------------------------------------
CONSUMER & BUSINESS SERVICES - 2.5%
Pennzoil-Quaker State Company(1)                                     210,000        3,110,625
---------------------------------------------------------------------------------------------
                                                                                    3,110,625
---------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 9.2%
CompUSA, Inc.                                                        215,600        2,816,275
Deere & Company(1)                                                    40,000        1,325,000
Philip Morris Companies Inc.(1)                                      137,500        7,356,250
---------------------------------------------------------------------------------------------
                                                                                   11,497,525
---------------------------------------------------------------------------------------------
COPPER/GOLD MINING - 2.4%
Indochina Goldfields, Ltd.                             CAD         4,294,840        2,125,328
Indochina Goldfields, Ltd., 144A(7)                    CAD         1,700,000          841,255
---------------------------------------------------------------------------------------------
                                                                                    2,966,583
---------------------------------------------------------------------------------------------
DATA COMMUNICATIONS - 1.8%
FORE Systems, Inc.                                                   125,000        2,289,063
---------------------------------------------------------------------------------------------
                                                                                    2,289,063
---------------------------------------------------------------------------------------------
DIAMOND MINING - 1.8%
Diamond Fields International Note(4)                   CAD         1,671,900          816,464
DiamondWorks, Ltd.                                     CAD        10,923,485        1,493,640
---------------------------------------------------------------------------------------------
                                                                                    2,310,104
---------------------------------------------------------------------------------------------
ENERGY - 9.0%
Abacan Resource Corporation                            CAD           878,500          282,459
Anderson Exploration, Ltd.                             CAD           200,000        1,810,132
Anzoil N.L.                                            AUD         3,577,471          482,851
Beau Canada Exploration, Ltd.                          CAD           700,000          879,672
GTL Resources PLC                                      GBP         3,948,232          656,867
Black Sea Energy, Ltd.                                 CAD         2,807,880          694,748
Black Sea Energy, Ltd., 144A(7)                        CAD         2,772,000          685,871
Eurogas Corporation, 144A(7)                           CAD         5,762,400          637,849
PennzEnergy Company                                                  210,000        3,451,875
Petroleum Securities Australia, Ltd.                   AUD           226,000           70,712
Petroleum Securities Australia, Ltd., ADR(3)                         195,100          329,231
Vastar Resources, Inc.(1)                                             31,000        1,338,813
---------------------------------------------------------------------------------------------
                                                                                   11,321,080
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 7.6%
Dundee Bancorp, Inc., Class A                          CAD           888,600        9,546,751
---------------------------------------------------------------------------------------------
                                                                                    9,546,751
---------------------------------------------------------------------------------------------
GOLD MINING - 9.4%
Consolidated African Mines, Ltd.                       SAR        22,000,000        2,991,798
Emperor Mines, Ltd.                                    AUD         4,317,979        1,589,448

DECEMBER 31, 1998                         FOREIGN CURRENCY(2)         SHARES            VALUE
---------------------------------------------------------------------------------------------
Etruscan Resources, Inc.                               CAD         2,968,900      $ 1,179,209
First Dynasty Mines, Ltd.                              CAD         2,324,550          249,740
First Dynasty Mines, Ltd., 144A(7)                     CAD         1,760,000          189,087
Golden Star Resources, Ltd.                            CAD         1,000,000        1,009,246
Guyanor Resources, S.A., Class B                       CAD           602,600          235,421
Harmony Gold Mining Company, Ltd., ADR(3)                            400,000        1,900,000
Queenstake Resources, Ltd.                             CAD         1,001,000          384,549
Randgold and Exploration Company, Ltd.                 SAR           200,000           91,794
Randgold Resources, Ltd., GDR(3)                                     405,256        1,001,573
Vengold, Inc.                                          CAD         1,477,000          904,011
---------------------------------------------------------------------------------------------
                                                                                   11,725,876
---------------------------------------------------------------------------------------------
INSURANCE - 3.6%
Loews Corporation(1)                                                  45,800        4,499,850
---------------------------------------------------------------------------------------------
                                                                                    4,499,850
---------------------------------------------------------------------------------------------
MEDIA & TELECOMMUNICATION SERVICES - 12.1%
CD Radio, Inc.                                                       240,000        8,220,000
Central European Media Enterprises, Ltd., Class A                    140,000          918,750
Metromedia International Group, Inc.                               1,102,900        5,997,019
---------------------------------------------------------------------------------------------
                                                                                   15,135,769
---------------------------------------------------------------------------------------------
NICKEL MINING - 4.5%
Inco, Ltd., VBN Shares(1)                              CAD         1,121,150        5,694,081
---------------------------------------------------------------------------------------------
                                                                                    5,694,081
---------------------------------------------------------------------------------------------
PLATINUM GROUP METALS - 0.1%
African Minerals Ltd., 144A, Restricted(4)(5)(7)                     698,422          103,366
---------------------------------------------------------------------------------------------
                                                                                      103,366
---------------------------------------------------------------------------------------------
REAL ESTATE - 3.8%
Atlantic Gulf Communities Corporation                                638,130          478,598
Avatar Holdings, Inc.                                                 70,000        1,120,000
Brookfield Properties Corporation(1)                   CAD           188,000        2,301,341
Catellus Development Corporation                                      58,800          841,575
---------------------------------------------------------------------------------------------
                                                                                    4,741,514
---------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.2%
QUALCOMM, Inc.                                                        52,700        2,730,519
---------------------------------------------------------------------------------------------
                                                                                    2,730,519
---------------------------------------------------------------------------------------------
TEXTILES - 0.4%
PT Apac Centertex Corporation, Foreign(8)              IDR        17,668,000          441,700
---------------------------------------------------------------------------------------------
                                                                                      441,700
---------------------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 0.7%
China Yuchai International, Ltd.                                   1,481,725          833,470
---------------------------------------------------------------------------------------------
                                                                                      833,470
---------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 79.4% (Cost $251,874,248)                                    99,416,326
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
---------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corporation, Series B                      206,778        1,292,360

---------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS - 1.0% (Cost $2,049,780)                         1,292,360
---------------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

DECEMBER 31, 1998                         FOREIGN CURRENCY(2)           PAR            VALUE
---------------------------------------------------------------------------------------------
CONVERTIBLE BONDS
---------------------------------------------------------------------------------------------
Randgold and Exploration Company, Ltd.,
  7.00%, Due 10/3/01(1)                                            2,750,000    $   1,416,250
---------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 1.1% (Cost $2,750,000)                                    1,416,250
---------------------------------------------------------------------------------------------


                                                                    WARRANTS            VALUE
---------------------------------------------------------------------------------------------
WARRANTS
---------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corporation,
  Warrants, Strike $5.75,
  Expire 6/23/04(6)                                                  413,556          155,084
DiamondWorks, Ltd., Warrants,
  Strike CAD 1.65, Expire 7/15/98(4)(6)                CAD           848,485            2,326
Etruscan Resources, Ltd., Warrants,
  Strike CAD 8.475, Expire 4/23/99(4)(6)               CAD           722,150                -
PT Apac Centertex Corporation,
  Warrants, Strike IDR 1,000,
  Expire 7/14/01(6)                                    IDR         2,700,000            6,919
Vengold, Inc., Warrants, Strike $1.30,
  Expire 6/30/00(6)                                    CAD         1,286,000          171,656
---------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.3% (Cost $1,726,588)                                               335,985
---------------------------------------------------------------------------------------------


                                                                     OPTIONS            VALUE
---------------------------------------------------------------------------------------------
OPTIONS
---------------------------------------------------------------------------------------------
Harmony Gold  Mining Company, Ltd.,
  Options, Strike SAR 6,000,
  Expire 7/31/01(6)                                    SAR             9,900            8,078
Normandy Mining, Ltd., Options,
  Strike AUD 2.50, Expire 4/30/01(6)                   AUD         1,673,426          123,198
---------------------------------------------------------------------------------------------
TOTAL OPTIONS - 0.1% (Cost $43,533)                                                   131,276
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 81.9% (Cost $258,444,149)                                     102,592,197
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 39.6%                          49,591,066
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (19.1)% (Proceeds $42,195,171)                            (23,944,030)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (2.4)%                                                    (3,003,851)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                       $ 125,235,382
---------------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

SCHEDULE OF SECURITIES SOLD SHORT -- THE CONTRARIAN FUND-TM-

DECEMBER 31, 1998                         FOREIGN CURRENCY(2)         SHARES            VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS
---------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.4%
AgriBioTech, Inc.                                                     75,700    $     979,369
Centocor, Inc.                                                        17,400          785,175
---------------------------------------------------------------------------------------------
                                                                                    1,764,544
---------------------------------------------------------------------------------------------
COMPUTER GRAPHICS - 1.3%
ATI Technologies, Inc.                                 CAD           143,400        1,629,333
---------------------------------------------------------------------------------------------
                                                                                    1,629,333
---------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.1%
Iomega Corporation                                                     8,900           65,081
---------------------------------------------------------------------------------------------
                                                                                       65,081
---------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 3.1%
Baan Company, N.V.                                                    15,200          159,600
Egghead.com, Inc.                                                     53,200        1,107,225
Engineering Animation, Inc.                                           18,870        1,018,980
JetForm Corporation                                                      800           10,300
Open Text Corporation                                                 15,000          364,688
QuadraMed Corporation                                                 31,800          651,900
Software AG Systems, Inc.                                             34,600          627,125
---------------------------------------------------------------------------------------------
                                                                                    3,939,818
---------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 2.5%
Action Performance Companies, Inc.                                    46,100        1,630,788
French Fragrances, Inc.                                               52,400          379,900
Recoton Corporation                                                   35,500          636,781
West Marine, Inc.                                                     52,600          519,425
---------------------------------------------------------------------------------------------
                                                                                    3,166,894
---------------------------------------------------------------------------------------------
DATA PROCESSING SERVICES/SYSTEM INTEGRATION - 0.5%
Intelligroup, Inc.                                                    27,800          496,925
LHS Group Inc.                                                         2,700          139,388
---------------------------------------------------------------------------------------------
                                                                                      636,313
---------------------------------------------------------------------------------------------
ELECTRONICS - 1.0%
SMART Modular Technologies, Inc.                                      24,200          671,550
Lernout & Hauspie Speech Products, N.V.                               15,200          495,900
Zenith Electronics Corporation                                       226,000           60,031
---------------------------------------------------------------------------------------------
                                                                                    1,227,481
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 1.8%
Delta Financial Corporation                                          374,918        2,226,076
---------------------------------------------------------------------------------------------
                                                                                    2,226,076
---------------------------------------------------------------------------------------------
HEALTHCARE - 0.7%
Integrated Health Services, Inc.                                      65,900          930,838
---------------------------------------------------------------------------------------------
                                                                                      930,838
---------------------------------------------------------------------------------------------
LIFE SCIENCES - 0.4%
Cerner Corporation                                                    20,000          535,000
---------------------------------------------------------------------------------------------
                                                                                      535,000
---------------------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL - 1.3%
Zoltek Companies, Inc.                                               177,400        1,629,862
---------------------------------------------------------------------------------------------
                                                                                    1,629,862
---------------------------------------------------------------------------------------------


DECEMBER 31, 1998                         FOREIGN CURRENCY(2)         SHARES            VALUE
---------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 1.5%
ADAC Laboratories                                                     39,100    $     780,778
Schick Technologies, Inc.                                             27,800          281,475
Ventana Medical Systems, Inc.                                         36,100          780,660
---------------------------------------------------------------------------------------------
                                                                                    1,842,913
---------------------------------------------------------------------------------------------
MEDICAL SERVICES - 0.5%
STERIS Corporation                                                    20,300          577,281
---------------------------------------------------------------------------------------------
                                                                                      577,281
---------------------------------------------------------------------------------------------
MEDICAL SUPPLIES - 0.7%
Enzo Biochem, Inc.                                                    92,085          949,627
---------------------------------------------------------------------------------------------
                                                                                      949,627
---------------------------------------------------------------------------------------------
OTHER SERVICES - 1.1%
Sylvan Learning Systems, Inc.                                         46,000        1,403,000
---------------------------------------------------------------------------------------------
                                                                                    1,403,000
---------------------------------------------------------------------------------------------
SPECIALTY WHOLESALE - 0.9%
Rexall Sundown, Inc.                                                  77,100        1,079,400
---------------------------------------------------------------------------------------------
                                                                                    1,079,400
---------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.3%
InteliData Technologies Corporation                                  159,100          208,819
SmarTalk TeleServices, Inc.                                           49,600          131,750
---------------------------------------------------------------------------------------------
                                                                                      340,569
---------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - 19.1% (Proceeds $42,195,171)                      $  23,944,030
---------------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

Schedule of Investments-- The Diversified Growth Fund

DECEMBER 31, 1998                         FOREIGN CURRENCY(2)         SHARES            VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS
---------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 3.1%
Alkermes, Inc.                                                        40,000    $     887,500
Millennium Pharmaceuticals, Inc.                                      50,000        1,293,750
---------------------------------------------------------------------------------------------
                                                                                    2,181,250
---------------------------------------------------------------------------------------------
BUSINESS SERVICES - 2.1%
Cendant Corporation                                                   45,000          857,813
U-Ship, Inc.                                                         327,586          614,224
---------------------------------------------------------------------------------------------
                                                                                    1,472,037
---------------------------------------------------------------------------------------------
CLOSED END FUNDS - 1.7%
World Equity Benchmark Share -
  Hong Kong Index Series(1)                                           45,000          421,875
World Equity Benchmark Share -
  Japan Index Series(1)                                               75,000          768,750
---------------------------------------------------------------------------------------------
                                                                                    1,190,625
---------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.7%
CellNet Data Systems, Inc.                                           100,000          500,000
Condor Technology Solutions, Inc.                                     75,000          750,000
National Data Corporation(1)                                          27,500        1,338,906
---------------------------------------------------------------------------------------------
                                                                                    2,588,906
---------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 1.6%
Adaptec, Inc.                                                         65,000        1,141,562
---------------------------------------------------------------------------------------------
                                                                                    1,141,562
---------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 9.5%
Check Point Software Technologies, Ltd.                               20,000          916,250
Egghead.com, Inc.                                                     35,000          728,438
Hyperion Solutions Corporation                                        40,000          720,000
IMRglobal Corporation                                                 30,000          883,125
Information Advantage, Inc.                                          158,000        1,194,875
JDA Software Group, Inc.                                              70,000          678,125
Secure Computing Corporation                                          45,000          857,812
System Software Associates, Inc.                                     100,000          703,125
---------------------------------------------------------------------------------------------
                                                                                    6,681,750
---------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 10.2%
Complete Business Solutions, Inc.                                     20,000          677,500
CSG Systems International, Inc.                                       13,300        1,050,700
Discreet Logic, Inc.                                                  85,000        1,604,375
Electronics for Imaging, Inc.                                         25,000        1,004,688
InfoNow Corporation                                                  277,215          693,038
Inso Corporation                                                      60,000        1,500,000
Viasoft, Inc.                                                         90,000          630,000
---------------------------------------------------------------------------------------------
                                                                                    7,160,301
---------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 11.0%
Acclaim Entertainment, Inc.                                           60,000          735,000
Chico's Fas, Inc.                                                     50,000        1,168,750
Claire's Stores, Inc.(1)                                              30,000          615,000
Creative Computers, Inc.                                              32,500        1,031,875
Hollywood Entertainment Corporation                                   47,500        1,294,375
Krause's Furniture, Inc.                                             398,100          671,794
Paul Harris Stores, Inc.                                             140,000        1,137,500
PETsMART, Inc.                                                        95,000        1,045,000
---------------------------------------------------------------------------------------------
                                                                                    7,699,294
---------------------------------------------------------------------------------------------

DECEMBER 31, 1998                         FOREIGN CURRENCY(2)         SHARES            VALUE
---------------------------------------------------------------------------------------------
DATA COMMUNICATIONS - 6.0%
Digi International, Inc.                                              50,000    $     556,250
FORE Systems, Inc.                                                    75,000        1,373,437
Newbridge Networks Corporation                                        25,000          759,375
Novell, Inc.                                                          85,000        1,540,625
---------------------------------------------------------------------------------------------
                                                                                    4,229,687
---------------------------------------------------------------------------------------------
ENERGY SERVICES - 1.0%
Bonus Resources Services Corporation                   CAD           705,000          688,566
---------------------------------------------------------------------------------------------
                                                                                      688,566
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 4.5%
AMRESCO, Inc.                                                        120,000        1,050,000
East-West Bank Corporation,  Restricted(4)(5)                        150,000        1,387,500
Franchise Mortgage Acceptance Company                                 92,000          713,000
---------------------------------------------------------------------------------------------
                                                                                    3,150,500
---------------------------------------------------------------------------------------------
FOOD RETAIL/WHOLE-SALE - 0.7%
Omega Protein Corporation                                             47,300          478,913
---------------------------------------------------------------------------------------------
                                                                                      478,913
---------------------------------------------------------------------------------------------
HEALTH CARE SERVICES - 4.6%
Alternative Living Services, Inc.                                     30,000        1,027,500
Balanced Care Corporation                                             95,000          760,000
Brookfield Living Communities, Inc.                                   45,000          877,500
King Pharmaceuticals, Inc.                                            22,500          587,813
---------------------------------------------------------------------------------------------
                                                                                    3,252,813
---------------------------------------------------------------------------------------------
INSURANCE - 0.5%
Core Cap, Inc., Class A, Restricted(4)(5)                             25,000          315,000
---------------------------------------------------------------------------------------------
                                                                                      315,000
---------------------------------------------------------------------------------------------
INTERNET SERVICES - 2.0%
Digital Courier Technologies, Inc.                                    50,000          356,250
FaxSav, Inc.                                                          87,000          538,313
USWeb Corporation                                                     20,000          527,500
---------------------------------------------------------------------------------------------
                                                                                    1,422,063
---------------------------------------------------------------------------------------------
LODGING - 1.6%
Global Vacation Group, Inc.                                           36,000          310,500
Prime Hospitality Corporation                                         75,000          792,188
---------------------------------------------------------------------------------------------
                                                                                    1,102,688
---------------------------------------------------------------------------------------------
MEDIA - 10.2%
Adelphia Communications Corporation                                   30,000        1,372,500
Century Communications Corporation, Class A                           50,000        1,585,937
MediaOne Group, Inc.                                                  40,000        1,880,000
National Media Corporation                                           144,800        1,547,550
The Kushner-Locke Company, Inc.                                      100,000          743,750
---------------------------------------------------------------------------------------------
                                                                                    7,129,737
---------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 1.6%
Endocardial Solutions, Inc.                                          115,000        1,150,000
---------------------------------------------------------------------------------------------
                                                                                    1,150,000
---------------------------------------------------------------------------------------------
SECURITY EQUIPMENT - 3.1%
American Bank Note Holographics, Inc.                                125,000        2,187,500
---------------------------------------------------------------------------------------------
                                                                                    2,187,500
---------------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
                  The accompanying notes are an integral part of these financial

DECEMBER 31, 1998                         FOREIGN CURRENCY(2)         SHARES            VALUE
---------------------------------------------------------------------------------------------
SEMICONDUCTORS - 1.3%
Galileo Technology, Ltd.                                              35,000    $     945,000
---------------------------------------------------------------------------------------------
                                                                                      945,000
---------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 1.0%
OfficeMax, Inc.                                                       55,000          673,750
---------------------------------------------------------------------------------------------
                                                                                      673,750
---------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 2.5%
Advanced Fibre Communications, Inc.                                   60,000          656,250
CommScope, Inc.                                                       65,000        1,092,810
---------------------------------------------------------------------------------------------
                                                                                    1,749,060
---------------------------------------------------------------------------------------------
Telecommunications Services - 10.6%
CapRock Communications Corporation                                   140,000          936,250
DSET Corporation                                                     185,000        1,919,375
Metrocall, Inc.                                                      235,000        1,028,125
PageMart Wireless, Inc.                                              135,000          750,938
Powerwave Technologies, Inc.                                          50,000          931,250
Skytel Communications, Inc.                                           37,500          829,687
STARTEC Global Communication Corporation                             107,000        1,029,875
---------------------------------------------------------------------------------------------
                                                                                    7,425,500
---------------------------------------------------------------------------------------------
TRANSPORTATION EQUIPMENT AND SERVICES - 1.5%
Simon Transportation Services, Inc.                                  182,000        1,057,875
---------------------------------------------------------------------------------------------
                                                                                    1,057,875
---------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 95.6% (Cost $59,294,770)                                      67,074,377
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
---------------------------------------------------------------------------------------------
BUSINESS SERVICES - 0.5%
U-Ship, Inc., 5.00%                                                  200,000          375,000
---------------------------------------------------------------------------------------------
                                                                                      375,000
---------------------------------------------------------------------------------------------
COAL - 1.8%
Westmoreland Coal, Inc., 8.50%,
  Expires 12/31/49, Series A                                          70,000        1,242,500
---------------------------------------------------------------------------------------------
                                                                                    1,242,500
---------------------------------------------------------------------------------------------
INSURANCE - 0.8%
Core Cap, Inc., Series A Preferred, 10.00%,
  Expires 12/31/49, Restricted(4)(5)                                  25,000          583,750
---------------------------------------------------------------------------------------------
                                                                                      583,750
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS - 3.1% (Cost: $1,562,901)                        2,201,250
---------------------------------------------------------------------------------------------

                                                                   CONTRACTS            VALUE
---------------------------------------------------------------------------------------------
CALL OPTIONS
---------------------------------------------------------------------------------------------
America Online, Inc., Strike 160, Expire 1/16/99(6)                      350          280,000
Cisco Systems, Inc., Strike 80, Expire 1/16/99(6)                        300          438,750
Microsoft Corporation, Strike 130, Expire 1/16/99(6)                     450          466,875
Microsoft Corporation, Strike 145, Expire 1/16/99(6)                     250           51,563
---------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS - 1.8% (Cost: $702,488)                                          1,237,188
---------------------------------------------------------------------------------------------

                                                                    WARRANTS            VALUE
---------------------------------------------------------------------------------------------
WARRANTS
---------------------------------------------------------------------------------------------
U-Ship, Inc., Warrants, Strike $1.75,
  Expire 4/30/01(4)(6)                                               100,000    $     131,186
---------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.2% (Cost: $39,646)                                                 131,186
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.7% (Cost $61,599,805)                                      70,644,001
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES
  SOLD SHORT AND WRITTEN OPTIONS - 2.6%                                             1,807,762
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (2.5)% (Proceeds: $1,652,403)                              (1,765,556)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.8)%                                                      (527,823)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                         $70,158,384
---------------------------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT

DECEMBER 31, 1998                                                     SHARES            VALUE
---------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 1.2%
Rambus, Inc.                                                           9,000    $     866,250
---------------------------------------------------------------------------------------------
                                                                                      866,250
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 0.4%
FirstCity Financial Corporation                                       20,900          270,393
---------------------------------------------------------------------------------------------
                                                                                      270,393
---------------------------------------------------------------------------------------------
OTHER - 0.2%
Multiple Zones International, Inc.                                     7,500          132,188
---------------------------------------------------------------------------------------------
                                                                                      132,188
---------------------------------------------------------------------------------------------
OTHER SERVICES - 0.1%
Creditrust Corporation                                                 2,200           56,100
---------------------------------------------------------------------------------------------
                                                                                       56,100
---------------------------------------------------------------------------------------------
WASTE MANAGEMENT SERVICES - 0.5%
Stericycle, Inc.                                                      25,000          403,125
---------------------------------------------------------------------------------------------
                                                                                      403,125
---------------------------------------------------------------------------------------------
TOTAL SHORT COMMON STOCK - 2.4% (Proceeds: $1,526,457)                              1,728,056
---------------------------------------------------------------------------------------------

DECEMBER 31, 1998                                                  CONTRACTS            VALUE
---------------------------------------------------------------------------------------------
SHORT CALL OPTIONS
Philadelphia Stock Exchange/KBW Bank Index,
  Strike 850, Expire 1/16/99(6)                                          100           37,500
---------------------------------------------------------------------------------------------
TOTAL SHORT CALL OPTIONS - 0.1% (Proceeds: $125,946)                                   37,500
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - 2.5% (Proceeds: $1,652,403)                       $   1,765,556
---------------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

SCHEDULE OF INVESTMENTS-- THE EMERGING GROWTH FUND

DECEMBER 31, 1998                         FOREIGN CURRENCY(2)         SHARES            VALUE
---------------------------------------------------------------------------------------------
ADVERTISING - 2.9%
Lamar Advertising Company                                            160,250    $   5,969,313
TMP Worldwide, Inc.                                                  138,800        5,829,600
---------------------------------------------------------------------------------------------
                                                                                   11,798,913
---------------------------------------------------------------------------------------------
AIRLINES - 0.6%
Atlantic Coast Airlines, Inc.                                          8,600          215,000
SkyWest, Inc.(1)                                                      62,300        2,036,431
---------------------------------------------------------------------------------------------
                                                                                    2,251,431
---------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.9%
Incyte Pharmaceuticals, Inc.                                          49,500        1,850,063
MedImmune, Inc.                                                       16,000        1,591,000
---------------------------------------------------------------------------------------------
                                                                                    3,441,063
---------------------------------------------------------------------------------------------
BUSINESS SERVICES - 3.4%
Consolidated Graphics, Inc.                                           34,400        2,324,150
DA Consulting Group, Inc.                                             47,900        1,047,813
Data Processing Resources Corporation                                108,400        3,170,700
Global Imaging Systems, Inc.                                          10,000          242,500
Knoll, Inc.                                                           67,800        2,008,575
Labor Ready, Inc.                                                     97,250        1,914,609
On Assignment, Inc.                                                   54,000        1,863,000
Select Appointments Holdings PLC, ADR(1)(3)                           53,600        1,152,400
---------------------------------------------------------------------------------------------
                                                                                   13,723,747
---------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.7%
Seagate Technology, Inc.                                              99,400        3,006,850
---------------------------------------------------------------------------------------------
                                                                                    3,006,850
---------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 9.2%
Actuate Software Corporation                                          25,000          493,750
Aspect Development, Inc.                                              10,000          443,125
Check Point Software Technologies, Ltd.                               50,000        2,290,625
Concur Technologies, Inc.                                                900           27,450
IMRglobal Corporation                                                 83,500        2,458,031
Macromedia, Inc.                                                     250,100        8,425,244
Macrovision Corporation                                               70,900        2,995,525
New Era of Networks, Inc.                                            103,800        4,567,200
Peregrine Systems, Inc.                                               62,500        2,898,438
Pervasive Software, Inc.                                             131,500        2,531,375
Security Dynamics Technologies, Inc.                                 241,500        5,554,500
Segue Software, Inc.                                                  80,900        1,638,225
Timberline Software Corporation(1)                                    53,200          731,500
VERITAS Software Corporation                                          25,000        1,498,438
Verity, Inc.                                                          25,000          662,500
---------------------------------------------------------------------------------------------
                                                                                   37,215,926
---------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 13.1%
Business Objects S.A., ADR(3)                                        101,900        3,311,750
Cognizant Technology Solutions Corporation                            94,800        2,879,550
Compuware Corporation                                                 65,400        5,109,375
Concord Communications, Inc.                                          66,600        3,779,550
ECsoft Group, ADR(3)                                                 270,700        9,542,175
Electronic Processing, Inc.                                           91,600          916,000
Inso Corporation                                                      91,100        2,277,500

DECEMBER 31, 1998                                                     SHARES            VALUE
---------------------------------------------------------------------------------------------
ISS Group, Inc.                                                       83,700    $   4,603,500
MAPICS, Inc.                                                          78,200        1,290,300
MASTECH Corporation                                                  156,800        4,488,400
Sapient Corporation                                                   20,000        1,120,000
SCM Microsystems, Inc.                                                48,800        3,467,850
TSI International Software, Ltd.                                     177,000        8,473,875
Wind River Systems, Inc.                                              36,700        1,724,900
---------------------------------------------------------------------------------------------
                                                                                   52,984,725
---------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 0.3%
Intrawest Corporation(1)                                              73,500        1,240,313
---------------------------------------------------------------------------------------------
                                                                                    1,240,313
---------------------------------------------------------------------------------------------
CONSULTING SERVICES - 0.1%
Professional Detailing, Inc.                                          15,600          440,700
---------------------------------------------------------------------------------------------
                                                                                      440,700
---------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 8.0%
Abercrombie & Fitch Company                                           67,200        4,754,400
Bebe Stores, Inc.                                                     70,000        2,476,250
Bed Bath & Beyond, Inc.                                               57,500        1,962,188
D.M. Management Company                                              201,150        3,821,850
USANA, Inc.                                                           59,000          597,375
Linens 'n Things, Inc.                                               126,500        5,012,563
Meade Instruments Corporation                                        184,750        2,251,641
Select Comfort Corporation                                            12,500          330,469
Steiner Leisure, Ltd.                                                156,500        5,008,000
The Wet Seal, Inc.                                                    75,000        2,264,063
Williams-Sonoma, Inc.                                                 92,500        3,728,906
---------------------------------------------------------------------------------------------
                                                                                   32,207,705
---------------------------------------------------------------------------------------------
CONTRACT MANUFACTURING - 2.1%
Jabil Circuit, Inc.                                                   61,600        4,596,900
Sanmina Corporation                                                   60,700        3,793,750
---------------------------------------------------------------------------------------------
                                                                                    8,390,650
---------------------------------------------------------------------------------------------
DATA PROCESSING SVCS./SYSTEM INTEGRATION - 0.9%
International Network Services, Inc.                                  35,900        2,387,350
Keane, Inc.                                                           32,100        1,281,994
---------------------------------------------------------------------------------------------
                                                                                    3,669,344
---------------------------------------------------------------------------------------------
EDUCATION & TRAINING - 1.2%
Education Management Corporation                                      89,000        2,102,625
ITT Educational Services, Inc.                                        86,800        2,951,200
---------------------------------------------------------------------------------------------
                                                                                    5,053,825
---------------------------------------------------------------------------------------------
EDUCATIONAL SERVICES - 0.7%
Bright Horizons Family Solutions, Inc.                               108,855        2,939,085
---------------------------------------------------------------------------------------------
                                                                                    2,939,085
---------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 0.2%
Artisan Components, Inc.                                             110,800          588,625
Power Integrations, Inc.                                              15,000          375,938
---------------------------------------------------------------------------------------------
                                                                                      964,563
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 5.1%
EVEREN Capital Corporation(1)                                         35,000          796,250
Financial Federal Corporation                                        204,700        5,066,325
Greater Bay Bancorp(1)                                                 2,000           67,500
---------------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

DECEMBER 31, 1998                                                     SHARES            VALUE
---------------------------------------------------------------------------------------------
Knight/Trimark Group, Inc.                                           266,200    $   6,372,163
MBNA Corporation(1)                                                  192,100        4,790,494
Telebanc Financial Corporation                                        14,000          476,000
Waddell & Reed Financial, Inc.(1)                                    136,100        3,223,869
---------------------------------------------------------------------------------------------
                                                                                   20,792,601
---------------------------------------------------------------------------------------------
HEALTH CARE SERVICES - 0.9%
Cardinal Health, Inc.(1)                                              33,000        2,503,875
Province Healthcare Company                                           31,000        1,112,125
---------------------------------------------------------------------------------------------
                                                                                    3,616,000
---------------------------------------------------------------------------------------------
INTERNET COMMERCE - 5.1%
Amazon.com, Inc.                                                      25,000        8,031,250
America Online, Inc.(1)                                               10,000        1,600,000
AmeriTrade Holding Corporation, Class A                              214,500        6,756,750
Beyond.com Corporation                                               203,100        4,214,325
---------------------------------------------------------------------------------------------
                                                                                   20,602,325
---------------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES -12.8%
24/7 Media, Inc.                                                     178,400        4,995,200
CMG Information Services, Inc.                                        39,700        4,228,050
EarthLink Network, Inc.                                               77,300        4,406,100
Lycos, Inc.                                                           91,200        5,067,300
MindSpring Enterprises, Inc                                           48,900        2,985,956
Network Solutions, Inc.                                               85,900       11,242,163
VeriSign, Inc.                                                        95,600        5,652,350
Excite, Inc.                                                          30,000        1,261,875
Exodus Communications, Inc.                                           78,900        5,069,325
PSINet, Inc.                                                         231,500        4,832,563
USWeb Corporation                                                     71,000        1,872,625
Xoom.com, Inc.                                                         3,100          102,300
---------------------------------------------------------------------------------------------
                                                                                   51,715,807
---------------------------------------------------------------------------------------------
MEDIA - 4.9%
Emmis Broadcasting Corporation, Class A                               85,900        3,725,913
Gemstar International, Inc.                                          131,900        7,551,275
Infinity Broadcasting Corporation                                      1,800           49,275
Jacor Communications, Inc., Class A                                   63,600        4,094,250
Univision Communications, Inc.                                       123,500        4,469,156
---------------------------------------------------------------------------------------------
                                                                                   19,889,869
---------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 3.0%
Biomatrix, Inc.                                                        7,000          407,750
Cytyc Corporation                                                    137,200        3,532,900
Ocular Sciences, Inc.                                                 66,300        1,773,525
ResMed, Inc.                                                         133,300        6,048,488
Xomed Surgical Products, Inc.                                         14,300          457,600
---------------------------------------------------------------------------------------------
                                                                                   12,220,263
---------------------------------------------------------------------------------------------
INTERNET SOFTWARE - 0.0%
AboveNet Communications, Inc.                                          3,200           67,200
---------------------------------------------------------------------------------------------
                                                                                       67,200
---------------------------------------------------------------------------------------------
NETWORK SYSTEMS - 3.1%
Network Appliance, Inc.                                              170,400        7,668,000
Visual Networks, Inc.                                                125,700        4,713,750
---------------------------------------------------------------------------------------------
                                                                                   12,381,750
---------------------------------------------------------------------------------------------

DECEMBER 31, 1998                                                     SHARES            VALUE
---------------------------------------------------------------------------------------------
OTHER SERVICES - 1.0%
---------------------------------------------------------------------------------------------
Rental Service Corporation                                            85,500    $   1,341,281
US Liquids, Inc.                                                     114,200        2,569,500
---------------------------------------------------------------------------------------------
                                                                                    3,910,781
---------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.1%
King Pharmaceuticals, Inc.                                            17,100          446,738
---------------------------------------------------------------------------------------------
                                                                                      446,738
---------------------------------------------------------------------------------------------
REAL ESTATE - 0.7%
CB Richard Ellis Services, Inc.                                      156,400        2,834,750
---------------------------------------------------------------------------------------------
                                                                                    2,834,750
---------------------------------------------------------------------------------------------
RESTAURANTS - 0.2%
PJ America, Inc.                                                      39,000          706,875
---------------------------------------------------------------------------------------------
                                                                                      706,875
---------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT - 0.3%
Novellus Systems, Inc.                                                25,000        1,237,500
---------------------------------------------------------------------------------------------
                                                                                    1,237,500
---------------------------------------------------------------------------------------------
SEMICONDUCTORS - 3.8%
Applied Micro Circuits Corporation                                    76,648        2,603,637
Micron Technologies, Inc.                                             69,200        3,498,925
Semtech Corporation                                                   30,000        1,076,250
TranSwitch Corporation                                               112,000        4,361,000
Vitesse Semiconductor Corporation                                     80,600        3,677,375
---------------------------------------------------------------------------------------------
                                                                                   15,217,187
---------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES 1.2%
DSET Corporation                                                     112,300        1,165,113
ICG Communications, Inc.                                             142,300        3,059,450
Viatel, Inc.                                                          20,500          468,935
---------------------------------------------------------------------------------------------
                                                                                    4,693,498
---------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.4%
Allegiance Telecom, Inc.                                             261,700        3,173,110
EchoStar Communications Corporation                                  109,600        5,301,900
Midcom Communications, Inc.                                           60,000              290
Primus Telecommunications Group, Inc.                                317,800        5,243,700
---------------------------------------------------------------------------------------------
                                                                                   13,719,000
---------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 2.5%
Com21, Inc.                                                          191,200        4,015,200
Excel Switching Corporation                                           58,800        2,234,400
E-Tek Dynamics, Inc.                                                  21,900          585,825
RF Micro Devices, Inc.                                                72,200        3,348,275
---------------------------------------------------------------------------------------------
                                                                                   10,183,700
---------------------------------------------------------------------------------------------
TRAVEL SERVICES - 1.5%
Four Seasons Hotels, Inc.(1)                                         151,300        4,425,525
Global Vacation Group, Inc.                                          109,900          947,885
ResortQuest International, Inc.                                       58,000          848,250
---------------------------------------------------------------------------------------------
                                                                                    6,221,660
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 93.9% (Cost, $261,259,910)                                  379,786,344
---------------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

DECEMBER 31, 1998                                                        PAR            VALUE
---------------------------------------------------------------------------------------------
CONVERTIBLE BONDS
---------------------------------------------------------------------------------------------
Midcom Communications, Inc. 8.250%
   Due 8/15/03, 144A(4)(7)(10)                                     1,000,000    $     180,000
---------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 0.1% (Cost: $1,000,000)                                     180,000
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------
Repurchase Agreement                                                               15,538,000
  State Street Bank & Trust Company, 4.45%, dated 12/31/98,
  due 1/4/99, maturity value $15,545,683 (collateralized by
  U.S. Treasury Note, 13.25%, due 5/15/14, maturity value
  $16,008,457)
---------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES - 3.8% (Cost $15,538,000)                              15,538,000
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Total Investments - 97.8% (Cost $277,797,910)                                     395,504,344
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 2.2%                                                            8,931,379
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                       $ 404,435,723
---------------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS -- THE GLOBAL NATURAL RESOURCES FUND

DECEMBER 31, 1998                         FOREIGN CURRENCY(2)         SHARES            VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS
---------------------------------------------------------------------------------------------
ALUMINUM - 6.4%
MAXXAM, Inc.                                                          26,200    $   1,503,225
---------------------------------------------------------------------------------------------
                                                                                    1,503,225
---------------------------------------------------------------------------------------------
CONSUMER & BUSINESS SERVICES - 3.8%
Pennzoil-Quaker State Company                                         60,000          888,750
---------------------------------------------------------------------------------------------
                                                                                      888,750
---------------------------------------------------------------------------------------------
ENERGY - 52.2%
Alberta Energy Company, Ltd.(1)                        CAD            13,000          279,333
Anderson Exploration, Ltd.                             CAD           100,000          905,066
Beau Canada Exploration, Ltd.                          CAD           504,600          634,118
Burlington Resources, Inc.(1)                                         23,000          823,688
Calahoo Petroleum, Ltd.                                CAD           633,333          676,303
Canadian Conquest Exploration, Inc.                    CAD         1,281,550          567,427
Canadian Hunter Exploration, Ltd.(9)                   CAD           350,000        2,278,943
Encal Energy, Ltd.                                     CAD            40,000          148,457
Eurogas Corporation                                    CAD           637,514           70,567
Howell Corporation(1)                                                253,100          522,019
Oiltec Resources, Ltd.                                 CAD         1,730,000          991,275
PennzEnergy Company(1)                                                60,000          986,250
Petro-Canada                                           CAD           100,000        1,058,080
Petroleum Securities Australia, Ltd.                   AUD           179,452           56,148
Petroleum Securities Australia, Ltd., ADR(3)                         121,487          205,009
Place Resources Corporation                            CAD           642,100        1,212,456
Vastar Resources, Inc.(1)                                             20,000          863,750
---------------------------------------------------------------------------------------------
                                                                                   12,278,889
---------------------------------------------------------------------------------------------
ENERGY SERVICES - 3.5%
Bowridge Resource Group, Inc.                          CAD           361,000          138,683
Computalog, Ltd.                                       CAD           170,000          680,753
---------------------------------------------------------------------------------------------
                                                                                      819,436
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.1%
Dundee Bancorp, Inc., Class A                          CAD            68,000          730,564
---------------------------------------------------------------------------------------------
                                                                                      730,564
---------------------------------------------------------------------------------------------
FOOD - 5.5%
Fresh Del Monte Produce, Inc.                                         60,000        1,301,250
---------------------------------------------------------------------------------------------
                                                                                    1,301,250
---------------------------------------------------------------------------------------------
GOLD MINING - 0.7%
Conquistador Mines, Ltd., Restricted(4)(5)             CAD           126,563           31,315
St. Jude Resources, Ltd.                               CAD           135,000           78,233
St. Jude Resources, Ltd., 144A(7)                      CAD            82,500           47,809
---------------------------------------------------------------------------------------------
                                                                                      157,357
---------------------------------------------------------------------------------------------
PAPER & FOREST - 11.8%
Fletcher Challenge Canada, Ltd.(1)                     CAD            90,000        1,002,084
Fletcher Challenge Paper, Ltd.                         NZD         1,150,000          771,217
The TimberWest Timber Trust                            CAD           170,000          990,689
---------------------------------------------------------------------------------------------
                                                                                    2,763,990
---------------------------------------------------------------------------------------------
PLATINUM GROUP METALS - 0.1%
African Minerals, Ltd., Restricted(4)(5)                             203,624           30,136
---------------------------------------------------------------------------------------------
                                                                                       30,136
---------------------------------------------------------------------------------------------

DECEMBER 31, 1998                         FOREIGN CURRENCY(2)         SHARES            VALUE
---------------------------------------------------------------------------------------------
REAL ESTATE - 9.9%
---------------------------------------------------------------------------------------------
Brookfield Properties Corporation(1)                   CAD           105,000    $   1,285,324
Canadian Hotel Income Properties REIT(1)               CAD           200,000        1,041,802
---------------------------------------------------------------------------------------------
                                                                                    2,327,126
---------------------------------------------------------------------------------------------
UTILITIES/PIPELINES - 3.2%
Western Gas Resources, Inc.(1)                                       130,000          747,500
---------------------------------------------------------------------------------------------
                                                                                      747,500
---------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 100.2% (Cost: $31,586,122)                                    23,548,223
---------------------------------------------------------------------------------------------

DECEMBER 31, 1998                         FOREIGN CURRENCY(2)       WARRANTS            VALUE
---------------------------------------------------------------------------------------------
WARRANTS
---------------------------------------------------------------------------------------------
Brazilian Resources, Inc., 1/2 Warrants,
  Strike CAD0.50, Expire 3/4/99(6)                     CAD            61,218              683
Etruscan Resources, Ltd., Warrants,
  Strike CAD8.475, Expire 4/23/99(6)                   CAD           420,000                -
Solomon Resources, Ltd., 1/2 Warrants,
   Strike CAD1.05, Expire 7/19/99(6)                   CAD            75,000              522
St. Jude Resources, Ltd., 1/2 Warrants,
   Strike CAD3.75, Expire 3/27/99(6)                   CAD            82,500                1
---------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.0% (Cost: $41,611)                                                   1,206
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.2% (Cost:$31,627,733)                                      23,549,429
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.2)%                                                       (42,628)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                       $  23,506,801
---------------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

SCHEDULE OF INVESTMENTS-- THE GLOBAL VALUE FUND

DECEMBER 31, 1998                         FOREIGN CURRENCY(2)         SHARES            VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS
---------------------------------------------------------------------------------------------
CONSUMER & BUSINESS SERVICES - 3.3%
Pennzoil-Quaker State Company                                         19,000    $     281,438
---------------------------------------------------------------------------------------------
                                                                                      281,438
---------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 9.7%
Lafarge Corporation(1)                                                10,000          405,000
Southdown, Inc.(1)                                                     7,300          432,069
---------------------------------------------------------------------------------------------
                                                                                      837,069
---------------------------------------------------------------------------------------------
ENERGY - 9.7%
PennzEnergy Company(1)                                                19,000          312,313
The Coastal Corporation(1)                                            15,000          524,062
---------------------------------------------------------------------------------------------
                                                                                      836,375
---------------------------------------------------------------------------------------------
FURNITURE/HOME APPLIANCE - 3.4%
Steelcase, Inc.(1)                                                    18,000          295,875
---------------------------------------------------------------------------------------------
                                                                                      295,875
---------------------------------------------------------------------------------------------
HEALTHCARE/HMO - 5.0%
HEALTHSOUTH Corporation                                               28,000          432,250
---------------------------------------------------------------------------------------------
                                                                                      432,250
---------------------------------------------------------------------------------------------
HOTELS - 0.5%
Host Marriott Corporation                                              3,045           42,059
---------------------------------------------------------------------------------------------
                                                                                       42,059
---------------------------------------------------------------------------------------------
INSURANCE - 13.0%
Aetna Life Insurance and Annuity Company(1)                            4,000          314,500
CIGNA Corporation(1)                                                   5,000          386,563
SAFECO Corporation(1)                                                  9,900          425,081
---------------------------------------------------------------------------------------------
                                                                                    1,126,144
---------------------------------------------------------------------------------------------
PRECIOUS METALS - 4.0%
Noranda, Inc.(1)                                       CAD            35,000          347,539
---------------------------------------------------------------------------------------------
                                                                                      347,539
---------------------------------------------------------------------------------------------
REAL ESTATE - 7.5%
Brookfield Properties Corporation(1)                   CAD            53,000          648,782
---------------------------------------------------------------------------------------------
                                                                                      648,782
---------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.5%
Telecom Italia S.p.A., ADR(1)(3)                                       5,000          435,000
Telecom Italia S.p.A.(1)                               ITL            15,000          127,911
---------------------------------------------------------------------------------------------
                                                                                      562,911
---------------------------------------------------------------------------------------------
UTILITIES - 20.9%
Edison International(1)                                               24,000          669,000
Nevada Power Company(1)                                               16,900          439,400
Unicom Corporation(1)                                                 18,000          694,125
---------------------------------------------------------------------------------------------
                                                                                    1,802,525
---------------------------------------------------------------------------------------------
UTILITIES/PIPELINES - 8.8%
Kinder Morgan Energy Partners, L.P.(1)                                21,000          761,250
---------------------------------------------------------------------------------------------
                                                                                      761,250
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 92.3% (Cost: $7,380,029)                                      7,974,217
---------------------------------------------------------------------------------------------

DECEMBER 31, 1998                                                                       VALUE
---------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------
Repurchase Agreement                                                            $     150,000
  State Street Bank & Trust Company,
  4.45%, dated 12/31/98, due 1/4/99,
  maturity value $150,074 (collateralized
  by U.S. Treasury Note, 13.25%, due
  5/15/14, maturity value $158,914)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES - 1.7% (Cost $150,000)                                    150,000
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 94.0% (Cost $7,530,029)                                         8,124,217
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 6.0%                                                              516,423
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                       $   8,640,640
---------------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--THE GROWTH & INCOME FUND


DECEMBER 31, 1998                                          SHARES                  VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS
----------------------------------------------------------------------------------------
AEROSPACE - 2.4%
Alliant Techsystems, Inc.                                  55,000            $ 4,534,062
----------------------------------------------------------------------------------------
                                                                               4,534,062
----------------------------------------------------------------------------------------
BIOTECHNOLOGY - 5.0%
Alkermes, Inc.                                             80,000              1,775,000
Amgen, Inc.                                                20,000              2,091,250
Genzyme Corporation                                        60,000              2,985,000
Millenium Pharmaceuticals, Inc.                            95,000              2,458,125
----------------------------------------------------------------------------------------
                                                                               9,309,375
----------------------------------------------------------------------------------------
BUSINESS SERVICES - 0.2%
U-Ship, Inc.                                              225,000                421,875
----------------------------------------------------------------------------------------
                                                                                 421,875
----------------------------------------------------------------------------------------
CLOSED-END FUNDS - 1.2%
World Equity Benchmark Share -
  Hong Kong Index Series(1)                                80,000                750,000
World Equity Benchmark Share -
  Japan Index Series(1)                                   150,000              1,537,500
----------------------------------------------------------------------------------------
                                                                               2,287,500
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.6%
ACNielsen Corporation                                      67,500              1,906,875
National Data Corporation(1)                               60,000              2,921,250
----------------------------------------------------------------------------------------
                                                                               4,828,125
----------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 5.9%
Adaptec, Inc.                                              95,000              1,668,437
EMC Corporation                                            27,000              2,295,000
Micron Electronics, Inc.                                   75,000              1,298,438
Seagate Technology, Inc.                                   65,000              1,966,250
Splash Technology Holdings, Inc.                          100,000                743,750
Sun Microsystems, Inc.                                     35,000              2,996,875
----------------------------------------------------------------------------------------
                                                                              10,968,750
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 1.7%
Netscape Communications Corporation                        35,000              2,126,250
Network Solutions, Inc., Class A                            8,000              1,047,000
----------------------------------------------------------------------------------------
                                                                               3,173,250
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 3.3%
Compuware Corporation                                      25,000              1,953,125
Discreet Logic, Inc.                                       60,000              1,132,500
Electronics for Imaging, Inc.                              75,000              3,014,062
----------------------------------------------------------------------------------------
                                                                               6,099,687
----------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 8.7%
Acclaim Entertainment, Inc.                               170,000              2,082,500
BJ's Wholesale Club, Inc.                                  75,000              3,473,438
Claire's Stores, Inc.(1)                                   80,000              1,640,000
Creative Computers, Inc.                                   47,500              1,508,125
Philip Morris Companies, Inc.(1)                           65,000              3,477,500
Pier 1 Imports, Inc.(1)                                   200,000              1,937,500
The Kroger Company, Inc.                                   35,000              2,117,500
----------------------------------------------------------------------------------------
                                                                              16,236,563
----------------------------------------------------------------------------------------


DECEMBER 31, 1998                                          SHARES                  VALUE
----------------------------------------------------------------------------------------
CONSUMER RETAIL - 0.8%
Sotheby's Holdings, Inc.(1)                                43,200            $ 1,382,400
----------------------------------------------------------------------------------------
                                                                               1,382,400
----------------------------------------------------------------------------------------
DATA COMMUNICATIONS - 3.3%
FORE Systems, Inc.                                        110,000              2,014,375
Newbridge Networks Corporation                             75,000              2,278,125
Novell, Inc.                                              100,000              1,812,500
----------------------------------------------------------------------------------------
                                                                               6,105,000
----------------------------------------------------------------------------------------
DISTRIBUTORS - 1.9%
Bergen Brunswig Corporation, Class A(1)                   100,000              3,487,500
----------------------------------------------------------------------------------------
                                                                               3,487,500
----------------------------------------------------------------------------------------
FINANCIAL SERVICES - 2.4%
Countrywide Credit Industries, Inc.(1)                     45,000              2,258,438
Fannie Mae(1)                                              30,000              2,220,000
----------------------------------------------------------------------------------------
                                                                               4,478,438
----------------------------------------------------------------------------------------
FOOD RETAIL/WHOLESALE - 1.3%
U.S. Foodservice, Inc.                                     50,000              2,450,000
----------------------------------------------------------------------------------------
                                                                               2,450,000
----------------------------------------------------------------------------------------
INSURANCE - 3.3%
Core Cap, Inc.,  Class A, Restricted(4,5)                  75,000                945,000
Scottish Annuity & Life Holdings, Ltd.                    100,000              1,375,000
The MONY Group, Inc.                                       55,000              1,722,188
W.R. Berkley Corporation(1)                                60,000              2,043,750
----------------------------------------------------------------------------------------
                                                                               6,085,938
----------------------------------------------------------------------------------------
INTERNET SERVICES - 1.2%
Amazon.com, Inc.                                            1,500                481,875
USWeb Corporation                                          65,000              1,714,375
----------------------------------------------------------------------------------------
                                                                               2,196,250
----------------------------------------------------------------------------------------
LONG TERM HEALTHCARE - 1.1%
Sunrise Assisted Living, Inc.                              40,000              2,075,000
----------------------------------------------------------------------------------------
                                                                               2,075,000
----------------------------------------------------------------------------------------
MEDIA - 12.7%
Adelphia Communications Corporation                        68,000              3,111,000
Comcast Corporation, Class A(1)                            60,000              3,521,250
Liberty Media Group, Grade A                               65,000              2,994,062
MediaOne Group, Inc.                                      125,000              5,875,000
Tele-Communications International, Inc., Class A           75,000              4,148,438
Tele-Communications, Inc., TCI Ventures Group - A         169,999              4,005,601
----------------------------------------------------------------------------------------
                                                                              23,655,351
----------------------------------------------------------------------------------------
NETWORK SYSTEMS - 1.7%
3Com Corporation                                           70,000              3,136,875
----------------------------------------------------------------------------------------
                                                                               3,136,875
----------------------------------------------------------------------------------------
PUBLISHING - 0.6%
Ziff-Davis, Inc.                                           70,000              1,106,875
----------------------------------------------------------------------------------------
                                                                               1,106,875
----------------------------------------------------------------------------------------
R.E.I.T. - 0.7%
FBR Asset Investment Corporation                           75,000              1,200,000
----------------------------------------------------------------------------------------
                                                                               1,200,000
----------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON STEPHENS MUTUAL FUND

--------------------------------------------------------------------------------


DECEMBER 31, 1998                                          SHARES                  VALUE
----------------------------------------------------------------------------------------
SECURITY EQUIPMENT - 1.4%
American Bank Note Holographics, Inc.                     151,000            $ 2,642,500
----------------------------------------------------------------------------------------
                                                                               2,642,500
----------------------------------------------------------------------------------------
SEMICONDUCTORS - 0.3%
Conexant Systems, Inc.                                     36,600                613,050
----------------------------------------------------------------------------------------
                                                                                 613,050
----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 9.8%
CapRock Communications Corporation                        200,000              1,337,500
Comsat Corporation(1)                                      90,000              3,240,000
GTE Corporation(1)                                         35,000              2,360,312
Metrocall, Inc.                                           126,700                554,313
Saville Systems ADR(3)                                     80,000              1,520,000
SBC Communications, Inc.(1)                                45,000              2,413,125
Skytel Communications, Inc.                                55,000              1,216,875
Sprint Corporation(1)                                      35,000              2,944,375
Sprint Corporation, PCS Group(1)                          111,250              2,572,656
----------------------------------------------------------------------------------------
                                                                              18,159,156
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 1.0%
CommScope, Inc.                                           110,000              1,849,375
----------------------------------------------------------------------------------------
                                                                               1,849,375
----------------------------------------------------------------------------------------
TRANSPORTATION - 1.0%
Knightsbridge Tankers Limited(1)                           90,000              1,873,125
----------------------------------------------------------------------------------------
                                                                               1,873,125
----------------------------------------------------------------------------------------
UTILITIES - 2.3%
Central & South West Corporation(1)                        70,000              1,920,625
Montana Power Company(1)                                   42,500              2,403,906
----------------------------------------------------------------------------------------
                                                                               4,324,531
----------------------------------------------------------------------------------------
UTILITIES/ELECTRIC - 0.9%
Southern Company(1)                                        60,000              1,743,750
----------------------------------------------------------------------------------------
                                                                               1,743,750
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 78.7% (Cost: $106,728,647)                             146,424,301
----------------------------------------------------------------------------------------

                                                          SHARES                   VALUE
----------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
COMMERCIAL SERVICES - 1.4%
Cendant Corporation, 7.50%, Expires 2/16/01               75,000               2,503,125
----------------------------------------------------------------------------------------
                                                                               2,503,125
----------------------------------------------------------------------------------------
DATA TELECOMMUNICATIONS - 0.7%
Cellnet Funding LLC,  7.00%, Expires 6/1/10              102,200               1,328,600
----------------------------------------------------------------------------------------
                                                                               1,328,600
----------------------------------------------------------------------------------------
INSURANCE - 0.9%
Core Cap, Inc., Series A, 10.00%
   Expires 12/31/49, Restricted(4,5)                      75,000               1,751,250
----------------------------------------------------------------------------------------
                                                                               1,751,250
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS & MEDIA - 1.7%
Houston Industries, Inc., 7.00%, Expires 7/1/00           30,000               3,191,250
----------------------------------------------------------------------------------------
                                                                               3,191,250
----------------------------------------------------------------------------------------
TRANSPORTATION - 3.0%
Trans World Airlines, Inc., 4.625%
    Expires 12/31/49                                      56,000               2,296,000



DECEMBER 31, 1998                                          SHARES                  VALUE
----------------------------------------------------------------------------------------
Trans World Airlines, Inc., 144A, 4.625%
    Expires 12/31/49(7)                                    40,000            $ 1,660,000
Trans World Airlines, Inc., 8.00%, Expires 12/31/49        68,000              1,530,000
----------------------------------------------------------------------------------------
                                                                               5,486,000
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS - 7.7% (Cost: $14,724,912)                 14,260,225
----------------------------------------------------------------------------------------

                                                              PAR                  VALUE
----------------------------------------------------------------------------------------
CONVERTIBLE BONDS
----------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.9%
Hutchinson Technology, Inc., 6.00%
  Due 3/15/05                                           1,250,000              1,681,250
----------------------------------------------------------------------------------------
                                                                               1,681,250
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 3.3%
Tele-Communications International, Inc.
   4.50%, Due 2/15/06                                   2,000,000              2,120,000
System Software & Associates, Inc.
   7.00%, Due 9/15/02                                   5,500,000              3,987,500
----------------------------------------------------------------------------------------
                                                                               6,107,500
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 0.4%
Premier Technology, Inc., 5.75%, Due 7/1/04             1,500,000                765,000
----------------------------------------------------------------------------------------
                                                                                 765,000
----------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 0.8%
The Sports Authority, Inc., 5.25%, Due 9/15/01          2,250,000              1,530,000
----------------------------------------------------------------------------------------
                                                                               1,530,000
----------------------------------------------------------------------------------------
ENERGY SERVICES - 0.5%
Halter Marine Corporation, 4.50%
   Due 9/15/04                                          1,750,000              1,006,250
----------------------------------------------------------------------------------------
                                                                               1,006,250
----------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 0.1%
Molten Metal Technology, Inc., 5.50%
   Due 5/1/06                                           5,000,000                100,000
----------------------------------------------------------------------------------------
                                                                                 100,000
----------------------------------------------------------------------------------------
HEALTH CARE SERVICES - 0.7%
Alternative Living Services, Inc., 5.25%
   Due 12/15/02                                         1,000,000              1,247,500
----------------------------------------------------------------------------------------
                                                                               1,247,500
----------------------------------------------------------------------------------------
HEALTHCARE/HMO - 1.0%
Assisted Living Concepts, Inc., 6.00%
   Due 11/1/02                                            750,000                618,750
Sabratek Corporation,  144A, 6.00%
   Due 4/15/05(7)                                       2,000,000              1,240,000
----------------------------------------------------------------------------------------
                                                                               1,858,750
----------------------------------------------------------------------------------------
INTERNET COMMERCE - 0.6%
Beyond.com Corporation, 144A, 7.25%
   Due 12/1/03(7)                                       1,000,000              1,150,000
----------------------------------------------------------------------------------------
                                                                               1,150,000
----------------------------------------------------------------------------------------
MEDICAL SERVICES - 0.7%
American Retirement Corporation, 5.75%
   Due 10/1/02                                          1,400,000              1,225,000
----------------------------------------------------------------------------------------
                                                                               1,225,000
----------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--THE GROWTH & INCOME FUND--CONTINUED


DECEMBER 31, 1998                                             PAR                  VALUE
----------------------------------------------------------------------------------------
OIL/GAS DRILLING - 0.4%
Key Energy Group, Inc., 144A, 5.00%
   Due 9/15/04(7)                                       1,750,000              $ 735,000
Key Energy Group, Inc., 5.00%, Due 9/15/04                250,000                105,000
----------------------------------------------------------------------------------------
                                                                                 840,000
----------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 9.4% (Cost: $18,922,602)                            17,511,250
----------------------------------------------------------------------------------------

                                                        CONTRACTS                  VALUE
----------------------------------------------------------------------------------------
CALL OPTIONS
----------------------------------------------------------------------------------------
America Online, Inc., Strike 160, Expire 1/16/99(6)           500                400,000
Cisco Systems, Inc., Strike 80, Expire 1/16/99(6)             500                731,250
Microsoft Corporation, Strike 130, Expire 1/16/99(6)          500                518,750
Microsoft Corporation, Strike 145, Expire 1/16/99(6)          300                 61,875
----------------------------------------------------------------------------------------
TOTAL CALL OPTIONS - 0.9% (Cost: $941,963)                                     1,711,875
----------------------------------------------------------------------------------------
SHORT-TERM SECURITIES
Repurchase Agreement                                                           1,498,000
  State Street Bank & Trust Company, 4.45%, dated 12/31/98,
  due 1/4/99, maturity value $1,498,740 (collateralized by
  U.S. Treasury Note, 13.25%, due 5/15/14, maturity value
  $1,547,317)

----------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES - 0.8% (Cost $1,498,000)                           1,498,000

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.5% (Cost: $142,816,124)                               181,405,651
----------------------------------------------------------------------------------------
DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT
----------------------------------------------------------------------------------------
Cash                                                                           4,141,398

----------------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR                             4,141,398
  SECURITIES SOLD SHORT - 2.2%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT
  AND WRITTEN OPTIONS - 0.8%                                                   1,395,262
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (0.4)%  (Proceeds: $727,030)                            (646,500)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.1)%                                                 (144,187)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                   $186,151,624
----------------------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT


DECEMBER 31, 1998                                          SHARES                  VALUE
----------------------------------------------------------------------------------------
OTHER SERVICES - 0.1%
Credit Trust Corporation                                   10,500            $   267,750
----------------------------------------------------------------------------------------
                                                                                 267,750
----------------------------------------------------------------------------------------
WASTE MANAGEMENT SERVICES - 0.2%
Stericycle                                                 20,000                322,500
----------------------------------------------------------------------------------------
                                                                                 322,500
----------------------------------------------------------------------------------------
TOTAL SHORT COMMON STOCK - 0.3% (Proceeds: $538,111)                             590,250
----------------------------------------------------------------------------------------

                                                        CONTRACTS                  VALUE
----------------------------------------------------------------------------------------
SHORT CALL OPTIONS
----------------------------------------------------------------------------------------
Philadelphia Stock Exchange, KBW Bank Index,
   Strike 850, Expire 1/16/99(6)                              150                 56,250

----------------------------------------------------------------------------------------
TOTAL SHORT CALL OPTIONS - 0.1% (Proceeds: $188,919)                              56,250
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - 0.4% (Proceeds: $727,030)                      $   646,500
----------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

                                                ROBERTSON STEPHENS MUTUAL FUNDS

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--THE INFORMATION AGE FUND-TM-


DECEMBER 31, 1998                                          SHARES                  VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.7%
Robert Half International, Inc.                            60,600           $  2,708,062
----------------------------------------------------------------------------------------
                                                                               2,708,062
----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT & SERVICES - 14.9%
3Com Corporation                                           91,700              4,109,306
Ascend Communications, Inc.                                55,000              3,616,250
Cisco Systems, Inc.                                        59,200              5,494,500
MCI WorldCom, Inc.                                         91,800              6,586,650
Nokia Corporation, Class A, ADR(3)                         32,900              3,962,394
----------------------------------------------------------------------------------------
                                                                              23,769,100
----------------------------------------------------------------------------------------
Computer Hardware & Manufacturing - 6.8%
Compaq Computer Corporation(1)                            128,000              5,368,000
Dell Computer Corporation                                  29,600              2,166,350
Gateway 2000, Inc.                                         65,000              3,327,187
----------------------------------------------------------------------------------------
                                                                              10,861,537
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 19.0%
BMC Software, Inc.                                         48,700              2,170,194
HMC Software, Inc.                                         85,000              3,437,188
I2 Technologies, Inc.                                      68,000              2,065,500
Legato Systems, Inc.                                      106,000              6,989,375
Microsoft Corporation                                      47,000              6,518,312
Oracle Corporation                                        124,000              5,347,500
Synopsys, Inc.                                             45,000              2,441,250
Visio Corporation                                          40,000              1,462,500
----------------------------------------------------------------------------------------
                                                                              30,431,819
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 4.6%
Compuware Corporation                                      50,200              3,921,875
Concord Communications, Inc.                               59,400              3,370,950
----------------------------------------------------------------------------------------
                                                                               7,292,825
----------------------------------------------------------------------------------------
CONTRACT MANUFACTURING - 2.7%
Solectron Corporation                                      47,200              4,386,650
----------------------------------------------------------------------------------------
                                                                               4,386,650
----------------------------------------------------------------------------------------
INTERNET COMMERCE - 13.7%
Yahoo!, Inc.                                               30,700              7,216,419
America Online, Inc.(1)                                    91,200             14,592,000
----------------------------------------------------------------------------------------
                                                                              21,808,419
----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT - 5.1%
Novellus Systems, Inc.                                     66,000              3,267,000
Teradyne, Inc.                                            117,000              4,957,875
----------------------------------------------------------------------------------------
                                                                               8,224,875
----------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 18.2%
Altera Corporation                                         20,000              1,217,500
Intel Corporation(1)                                       62,500              7,410,156
Micrel, Inc.                                               30,000              1,650,000
Microchip Technology, Inc.                                 30,000              1,110,000
Micron Technologies, Inc.                                 124,700              6,305,144
Maxim Integrated Products, Inc.                            30,000              1,310,625
Texas Instruments, Inc.(1)                                 55,000              4,705,937
Vitesse Semiconductor Corporation                          59,300              2,705,563
Xilinx, Inc.                                               40,000              2,605,000
----------------------------------------------------------------------------------------
                                                                              29,019,925
----------------------------------------------------------------------------------------


DECEMBER 31, 1998                                                                  VALUE
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 86.7% (COST $82,974,411)                              $138,503,212
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------
Repurchase Agreement                                                           1,083,000
     State Street Bank & Trust Company, 4.45%, dated 12/31/98,
     due 1/4/99, maturity value $1,083,535 (collateralized by
     U.S. Treasury Note, 13.25%, due 5/15/14, maturity
     value $1,120,759)

----------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES - 0.7% (Cost $1,083,000)                           1,083,000
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 87.4% (Cost $84,057,411)                                 139,586,212
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
OTHER ASSETS NET - 12.6%                                                      20,145,413
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                   $159,731,625
----------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--THE MICROCAP GROWTH FUND


DECEMBER 31, 1998                                          SHARES                  VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS
----------------------------------------------------------------------------------------
AIRLINES - 0.9%
Atlantic Coast Airlines, Inc.                              35,000           $    875,000
----------------------------------------------------------------------------------------
                                                                                 875,000
----------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.9%
LifeCell Corporation                                      200,000                875,000
----------------------------------------------------------------------------------------
                                                                                 875,000
----------------------------------------------------------------------------------------
BROADCAST/RADIO/TV - 1.8%
Medialink Worldwide, Inc.                                 102,500              1,742,500
----------------------------------------------------------------------------------------
                                                                               1,742,500
----------------------------------------------------------------------------------------
BUSINESS SERVICES - 1.3%
Best Software, Inc.                                        50,000              1,187,500
----------------------------------------------------------------------------------------
                                                                               1,187,500
----------------------------------------------------------------------------------------
CHEMICALS - 1.0%
Eco Soil Systems, Inc.                                    110,000                962,500
----------------------------------------------------------------------------------------
                                                                                 962,500
----------------------------------------------------------------------------------------
COLLECTIBLES - 1.3%
Racing Champions Corporation                               90,000              1,203,750
----------------------------------------------------------------------------------------
                                                                               1,203,750
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 7.2%
Abacus Direct Corporation                                  20,000                910,000
Coinstar, Inc.                                            200,000              2,150,000
Cornell Corrections, Inc.                                  95,000              1,805,000
Rent-Way, Inc.                                             60,000              1,458,750
Vivid Technologies, Inc.                                   90,000                545,625
----------------------------------------------------------------------------------------
                                                                               6,869,375
----------------------------------------------------------------------------------------
COMPUTER HARDWARE/COMPONENTS - 2.5%
Cybex Corporation                                          82,500              2,423,437
----------------------------------------------------------------------------------------
                                                                               2,423,437
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 10.4%
Credit Management Solutions, Inc.                          90,000                495,000
InterVU, Inc.                                              65,000                828,750
Pervasive Software, Inc.                                  140,000              2,695,000
QRS Corporation                                            15,000                720,000
QuadraMed Corporation                                      50,000              1,025,000
Restrac, Inc.                                              35,000                227,500
Secure Computing Corporation                               80,000              1,525,000
Summit Design, Inc.                                       165,000              1,536,562
Towne Services, Inc.                                      125,000                875,000
----------------------------------------------------------------------------------------
                                                                               9,927,812
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 5.8%
Faroudja, Inc.                                            210,000                656,250
Sanchez Computer Associates, Inc.                          45,000              1,316,250
SCB Computer Technology, Inc.                              50,000                493,750
Tier Technologies, Inc.                                    90,000              1,552,500
Vista Information Solutions, Inc.                         200,000              1,550,000
----------------------------------------------------------------------------------------
                                                                               5,568,750
----------------------------------------------------------------------------------------
CONSULTING SERVICES - 2.3%
Superior Consultant Holdings Corporation                   50,000              2,175,000
----------------------------------------------------------------------------------------
                                                                               2,175,000
----------------------------------------------------------------------------------------


DECEMBER 31, 1998                                          SHARES                  VALUE
----------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 8.9%
Cost Plus, Inc.                                            30,000             $  941,250
Enamelon, Inc.                                            120,000                697,500
Happy Kids, Inc.                                          110,000              1,402,500
Hot Topic, Inc.                                            60,000                772,500
Natrol, Inc.                                              130,000              1,430,000
Party City Corporation                                     90,000              1,299,375
The Maxim Group, Inc.                                      20,000                480,000
U.S. Home & Garden, Inc.                                  290,000              1,450,000
----------------------------------------------------------------------------------------
                                                                               8,473,125
----------------------------------------------------------------------------------------
CONSUMER GOODS - 1.2%
Tweeter Home Entertainment Group, Inc.                     40,000              1,150,000
----------------------------------------------------------------------------------------
                                                                               1,150,000
----------------------------------------------------------------------------------------
DATA PROCESSING SERVICES - 1.8%
Inspire Insurance Solutions, Inc.                          10,000                183,750
Transaction Network Services, Inc.                         75,000              1,504,688
----------------------------------------------------------------------------------------
                                                                               1,688,438
----------------------------------------------------------------------------------------
EDUCATION & TRAINING - 1.7%
Career Education Corporation                               54,000              1,620,000
----------------------------------------------------------------------------------------
                                                                               1,620,000
----------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 5.3%
Aavid Thermal Technologies, Inc.                           90,000              1,518,750
Cree Research, Inc.                                        45,000              2,154,375
Power Integrations, Inc.                                   55,000              1,378,438
----------------------------------------------------------------------------------------
                                                                               5,051,563
----------------------------------------------------------------------------------------
FINANCIAL SERVICES - 1.4%
Rock Financial Corporation(1)                             105,000              1,365,000
----------------------------------------------------------------------------------------
                                                                               1,365,000
----------------------------------------------------------------------------------------
HEALTH CARE SERVICES - 4.5%
Balanced Care Corporation                                  25,000                200,000
MedQuist, Inc.                                             50,000              1,975,000
Res-Care, Inc.                                             85,000              2,098,437
----------------------------------------------------------------------------------------
                                                                               4,273,437
----------------------------------------------------------------------------------------
HOME BUILDING - 0.8%
American Homestar Corporation                              50,000                750,000
----------------------------------------------------------------------------------------
                                                                                 750,000
----------------------------------------------------------------------------------------
Insurance - 1.7%
Annuity and Life Re (Holdings), Ltd.(1)                    60,000              1,620,000
----------------------------------------------------------------------------------------
                                                                               1,620,000
----------------------------------------------------------------------------------------
LIFE SCIENCES - 1.9%
CareMatrix Corporation                                     60,000              1,837,500
----------------------------------------------------------------------------------------
                                                                               1,837,500
----------------------------------------------------------------------------------------
LODGING - 2.0%
Execustay Corporation                                     145,000              1,885,000
----------------------------------------------------------------------------------------
                                                                               1,885,000
----------------------------------------------------------------------------------------
MANUFACTURING - 1.6%
FARO Technologies, Inc.                                   138,000                552,000
ZEVEX International, Inc.                                 210,000                997,500
----------------------------------------------------------------------------------------
                                                                               1,549,500
----------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON STEPHENS MUTUAL FUND

--------------------------------------------------------------------------------


DECEMBER 31, 1998                                          SHARES                  VALUE
----------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 2.9%
Bioanalytical Systems, Inc.                                90,000            $   354,375
Closure Medical Corporation                                65,000              1,937,813
Photoelectron Corporation                                 110,000                481,250
----------------------------------------------------------------------------------------
                                                                               2,773,438
----------------------------------------------------------------------------------------
MEDICAL SUPPLIES - 2.3%
Molecular Devices Corporation                             100,000              2,175,000
----------------------------------------------------------------------------------------
                                                                               2,175,000
----------------------------------------------------------------------------------------
MISCELLANEOUS - 1.6%
Rainbow Rentals, Inc.                                     150,000              1,481,250
----------------------------------------------------------------------------------------
                                                                               1,481,250
----------------------------------------------------------------------------------------
NETWORK SYSTEMS - 2.1%
Performance Technologies, Inc.                            150,000              1,968,750
----------------------------------------------------------------------------------------
                                                                               1,968,750
----------------------------------------------------------------------------------------
OTHER SERVICES - 2.3%
Keystone Automotive Industries, Inc.                       45,000                942,187
Novacare Employee Services Corporation                    232,500              1,249,688
----------------------------------------------------------------------------------------
                                                                               2,191,875
----------------------------------------------------------------------------------------
PHARMACEUTICALS - 1.7%
Kendle International, Inc.                                 70,000              1,636,250
----------------------------------------------------------------------------------------
                                                                               1,636,250
----------------------------------------------------------------------------------------
RECREATION - 0.8%
Travis Boats & Motors, Inc.                                35,000                717,500
----------------------------------------------------------------------------------------
                                                                                 717,500
----------------------------------------------------------------------------------------
RESTAURANTS - 2.5%
Garden Fresh Restaurant Corporation                        85,000              1,221,875
PJ America, Inc.                                           65,000              1,178,125
----------------------------------------------------------------------------------------
                                                                               2,400,000
----------------------------------------------------------------------------------------
SEMICONDUCTORS - 7.2%
American Xtal Technology, Inc.                            125,000              1,140,625
ATMI, Inc.                                                 80,000              2,020,000
Cerprobe Corporation                                      120,000              1,612,500
QLogic Corporation                                         16,000              2,094,000
----------------------------------------------------------------------------------------
                                                                               6,867,125
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 1.7%
CapRock Communications Corporation                        130,000                869,375
Powerwave Technologies, Inc.                               40,000                745,000
----------------------------------------------------------------------------------------
                                                                               1,614,375
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.4%
Metro One Telecommunications, Inc.                        150,000              1,987,500
RF Monolithics, Inc.                                       60,000                558,750
STAR Telecommunications, Inc.                              60,000                731,250
----------------------------------------------------------------------------------------
                                                                               3,277,500
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 0.1%
Premiere Technologies, Inc.                                15,000                110,625
----------------------------------------------------------------------------------------
                                                                                 110,625
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 96.8% (Cost $80,280,474)                                92,287,875
----------------------------------------------------------------------------------------



DECEMBER 31, 1998                                                                  VALUE
----------------------------------------------------------------------------------------
SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------
Repurchase Agreement                                                         $   150,000
    State Street Bank & Trust Company, 4.45%, dated
    12/31/98, due 1/4/99, maturity value $150,074 (collateralized by U.S.
    Treasury Note, 13.25%, due 5/15/14, maturity value $158,914)

-----------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES - 0.2% (Cost $150,000)                                150,000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.0% (Cost $80,430,474)                                   92,437,875
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
OTHER ASSETS, NET - 3.0%                                                        2,848,915
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                    $ 95,286,790
-----------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--THE PARTNERS FUND


DECEMBER 31, 1998                 FOREIGN CURRENCY(2)      SHARES                  VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS
----------------------------------------------------------------------------------------
ALUMINUM - 7.8%
MAXXAM, Inc.                                               65,000            $ 3,729,375
----------------------------------------------------------------------------------------
                                                                               3,729,375
----------------------------------------------------------------------------------------
CLOSED-END FUNDS - 0.3%
Cathay Investment Fund, Ltd.(4)                HKD        525,000                131,466
----------------------------------------------------------------------------------------
                                                                                 131,466
----------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 6.6%
Giant Cement Holding, Inc.                                 20,000                495,000
Meritage Corporation                                      121,200              1,499,850
Southdown, Inc.(1)                                         20,000              1,183,750
----------------------------------------------------------------------------------------
                                                                               3,178,600
----------------------------------------------------------------------------------------
CONSUMER/BUSINESS SERVICES - 17.4%
Midas, Inc.(1)                                            125,000              3,890,625
Payless ShoeSource, Inc.                                   18,500                876,438
Pennzoil-Quaker State Company                              93,000              1,377,563
The Pittston Company(1)                                    70,000              2,231,250
----------------------------------------------------------------------------------------
                                                                               8,375,876
----------------------------------------------------------------------------------------
ENERGY - 20.7%
Alliance Energy, Inc., 144A(7)                 CAD      1,500,000                322,308
Best Pacific Resources, Ltd.                   CAD      1,500,000                488,345
Calahoo Petroleum, Ltd.                        CAD        247,866                264,683
Canadian Conquest Exploration, Inc.            CAD      4,138,050              1,832,188
Houston Exploration Company                                70,000              1,391,250
Oiltec Resources, Ltd., 144A(7)                CAD      1,536,400                880,344
PennzEnergy Company(1)                                     93,000              1,528,688
Petsec Energy Ltd., ADR(3)                     AUS        179,452                302,825
Place Resources Corporation                    CAD        884,800              1,670,738
Ryan Energy Technologies, Inc.                 CAD        269,000                464,155
Symmetry Resources, Inc.                       CAD      1,892,100                800,798
----------------------------------------------------------------------------------------
                                                                               9,946,322
----------------------------------------------------------------------------------------
ENERGY SERVICES - 5.2%
Bowridge Resource Group, Inc.                  CAD      1,700,000                653,080
Computalog, Ltd.                               CAD        127,500                510,565
NQL Drilling Tools, Inc., Class A              CAD        188,900                491,991
NQL Drilling Tools, Inc., 144A(7)              CAD        175,000                455,789
Northstar Drilling Systems, Inc.               CAD        500,000                341,841
Northstar Drilling Systems, Inc., 144A(7)      CAD        100,000                 68,368
----------------------------------------------------------------------------------------
                                                                               2,521,634
----------------------------------------------------------------------------------------
FOOD - 10.1%
Fresh Del Monte Produce, Inc.                             200,000              4,337,500
Kamps AG                                       DEM          8,000                518,141
----------------------------------------------------------------------------------------
                                                                               4,855,641
----------------------------------------------------------------------------------------
FOOD RETAIL/WHOLE-SALE - 2.1%
Sobeys Canada, Inc.                            CAD         91,000              1,007,293
----------------------------------------------------------------------------------------
                                                                               1,007,293
----------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 6.6%
Medpartners, Inc.                                         600,000              3,150,000
----------------------------------------------------------------------------------------
                                                                               3,150,000
----------------------------------------------------------------------------------------
HOLDING COMPANIES, DIVERSIFIED - 1.6%
Jascan Resources, Inc.                         CAD        854,500                461,802
Onex Corporation(1)                            CAD         10,600                300,234
----------------------------------------------------------------------------------------
                                                                                 762,036
----------------------------------------------------------------------------------------


DECEMBER 31, 1998                 FOREIGN CURRENCY(2)      SHARES                  VALUE
----------------------------------------------------------------------------------------
INSURANCE - 7.3%
CorVel Corporation                                         19,000            $   669,750
Desjardins Laurentian Financial
   Corporation, Class A(1)                     CAD        178,000              2,144,159
The MONY Group, Inc.                                       23,000                720,188
----------------------------------------------------------------------------------------
                                                                               3,534,097
----------------------------------------------------------------------------------------
MANUFACTURING - 3.2%
Stoneridge, Inc.                                           15,000                341,250
TB Wood's Corporation(1)                                  100,000              1,206,250
----------------------------------------------------------------------------------------
                                                                               1,547,500
----------------------------------------------------------------------------------------
PUBLISHING - 2.7%
Poligrafici Editoriale S.p.A.(1)               ITL        583,500              1,305,690
----------------------------------------------------------------------------------------
                                                                               1,305,690
----------------------------------------------------------------------------------------
REAL ESTATE - 1.5%
Canadian Hotel Income Properties REIT(1)       CAD        137,400                715,718
----------------------------------------------------------------------------------------
                                                                                 715,718
----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 4.9%
Paging Network, Inc.                                      500,000              2,343,749
----------------------------------------------------------------------------------------
                                                                               2,343,749
----------------------------------------------------------------------------------------
UTILITIES - 1.6%
Washington Water Power Company                             40,000                770,000
----------------------------------------------------------------------------------------
                                                                                 770,000
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 99.6% (Cost: $46,091,747)                                47,874,997
----------------------------------------------------------------------------------------

Warrants
----------------------------------------------------------------------------------------
Brazilian Resources, Inc., 1/2 Warrants,
   Strike CAD 0.50, Expire 3/4/99(4,6)         CAD         91,828                    512
Etruscan Resources, Ltd., Warrants,
   Strike CAD 8.48, Expire 4/23/99(4,6)        CAD         17,360                      -
Magin Energy, Inc., Warrants, Strike
   CAD 9.50, Expire 9/1/00(4,6)                CAD        217,310                    707
Solomon Resources, Ltd., 1/2 Warrants,
   Strike CAD 1.05, Expire 7/19/99(4,6)        CAD         75,000                    522
----------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.0% (Cost: $116,356)                                             1,741
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------
Repurchase Agreement                                                           2,285,000
  State Street Bank & Trust Company, 4.45%, dated 12/31/98,
  due 1/4/99, maturity value $2,286,130 (collateralized by U.S.
  Treasury Note, 13.25%, due 5/15/14, maturity value $2,358,513)

----------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES - 4.8% (Cost $2,285,000)                           2,285,000
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 104.4% (Cost: $48,493,103)                                50,161,738
----------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (4.4)%                                               (2,091,831)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                    $48,069,907
----------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 41.
      The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON STEPHENS MUTUAL FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS--THE VALUE + GROWTH FUND


DECEMBER 31, 1998                                          SHARES                  VALUE
----------------------------------------------------------------------------------------
Common Stocks
----------------------------------------------------------------------------------------
BANKS - 1.9%
Chase Manhattan Corporation(1)                            193,100           $ 13,142,869
----------------------------------------------------------------------------------------
                                                                              13,142,869
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 6.3%
National Data Corporation(1)                              309,400             15,063,912
Omnicare, Inc.(1)                                         443,300             15,404,675
Robert Half International, Inc.                           279,600             12,494,625
----------------------------------------------------------------------------------------
                                                                              42,963,212
----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 2.4%
3Com Corporation                                          364,200             16,320,712
----------------------------------------------------------------------------------------
                                                                              16,320,712
----------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 5.0%
Applied Materials, Inc.                                   262,800             11,218,275
Compaq Computer Corporation(1)                            538,400             22,579,150
----------------------------------------------------------------------------------------
                                                                              33,797,425
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 5.9%
Microsoft Corporation                                     140,100             19,430,119
Oracle Corporation                                        482,300             20,799,187
----------------------------------------------------------------------------------------
                                                                              40,229,306
----------------------------------------------------------------------------------------
FINANCIAL SERVICES - 8.6%
Capital One Financial Corporation(1)                       57,700              6,635,500
Donaldson, Lufkin & Jenrette, Inc.(1)                     233,000              9,553,000
Household International, Inc.(1)                          390,000             15,453,750
MBNA Corporation(1)                                       513,300             12,800,419
Morgan Stanley Dean Witter & Co.(1)                       200,000             14,200,000
----------------------------------------------------------------------------------------
                                                                              58,642,669
----------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 3.3%
United Healthcare Corporation(1)                          320,500             13,801,531
Wellpoint Health Networks, Inc.                            94,100              8,186,700
----------------------------------------------------------------------------------------
                                                                              21,988,231
----------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 5.9%
Merrill Lynch & Co., Inc.(1)                              319,538             21,329,161
The Charles Schwab Corporation(1)                         180,000             10,113,750
The Equitable Companies, Inc.(1)                          144,000              8,334,000
----------------------------------------------------------------------------------------
                                                                              39,776,911
----------------------------------------------------------------------------------------
MEDIA - 3.9%
Comcast Corporation, Class A(1)                           200,000             11,737,500
Time Warner, Inc.(1)                                      240,000             14,895,000
----------------------------------------------------------------------------------------
                                                                              26,632,500
----------------------------------------------------------------------------------------
PHARMACEUTICALS - 7.8%
Eli Lilly & Company(1)                                    220,000             19,552,500
Merck & Company, Inc.(1)                                  113,300             16,732,994
Pfizer, Inc.(1)                                           133,100             16,695,731
----------------------------------------------------------------------------------------
                                                                              52,981,225
----------------------------------------------------------------------------------------
RETAILERS/BUSINESS - 4.7%
Office Depot, Inc.                                        323,000             11,930,812
Staples, Inc.                                             450,000             19,659,375
----------------------------------------------------------------------------------------
                                                                              31,590,187
----------------------------------------------------------------------------------------


DECEMBER 31, 1998                                          SHARES                  VALUE
----------------------------------------------------------------------------------------
RETAILERS/DISCOUNT - 14.1%
Costco Companies, Inc.                                    300,000           $ 21,656,250
Rite Aid Corporation(1)                                   365,000             18,090,313
Safeway, Inc.                                             402,600             24,533,438
Wal-Mart Stores, Inc.(1)                                  168,200             13,697,788
Walgreen Company(1)                                       300,000             17,568,750
----------------------------------------------------------------------------------------
                                                                              95,546,539
----------------------------------------------------------------------------------------
RETAILERS/SPECIALTY - 12.9%
Bed Bath & Beyond Inc.                                    483,600             16,502,850
Best Buy Company, Inc.                                    359,900             22,088,863
Circuit City Stores, Inc.                                 310,300             15,495,606
CVS Corporation(1)                                        391,200             21,516,000
Electronic Arts, Inc.                                     216,600             12,156,675
----------------------------------------------------------------------------------------
                                                                              87,759,994
----------------------------------------------------------------------------------------
SEMICONDUCTORS & EQUIPMENT - 11.7%
Intel Corporation(1)                                      265,000             31,419,063
Micron Technologies, Inc.                                 636,000             32,157,750
Texas Instruments, Inc.(1)                                187,700             16,060,081
----------------------------------------------------------------------------------------
                                                                              79,636,894
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.7%
AirTouch Communications, Inc.                             156,000             11,251,500
----------------------------------------------------------------------------------------
                                                                              11,251,500
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 4.0%
MCI WorldCom, Inc.                                        380,800             27,322,400
----------------------------------------------------------------------------------------
                                                                              27,322,400
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.1% (Cost: $466,361,947)                              679,582,574
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.1)%                                                 (497,739)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                   $679,084,835
----------------------------------------------------------------------------------------


 (1)     Income producing security.
 (2) Foreign denominated security; AUD-Australian Dollar, CAD-Canadian Dollar, DEM-German Mark, GBP-British Pound, HKD-Hong Kong Dollar, IDR-Indonesian Rupiah, ITL-Italian Lira, NZD-New Zealand Dollar, SAR-South African Rand
 (3)     ADR-American Depository Receipt; GDR-Global Depository Receipt
 (4)     Fair-Value Security. See 1.a. in Notes to Financial Statements
 (5)     Restricted security. See 4.e. in Notes to Financial Statements
 (6)     See 4.f. in Notes to Financial Statements
 (7) These securities may be resold in transactions under rule 144A of the Securities Act of 1933, normally to qualified institutional buyers
 (8)     Shares registered for foreign investors
 (9)     When-issued security
 (10)    Defaulted security


The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT
-------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------


AS OF DECEMBER 31, 1998                                                   THE CONTRARIAN           DIVERSIFIED             EMERGING
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)                 FUND-TM-                GROWTH               GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                           $102,592               $70,644             $395,504
Deposits with brokers and custodian bank for securities sold short                 1,268                 7,228                    -
Cash                                                                                   -                     -                    -
Receivable from brokers for securities sold short                                 49,388                 1,682                    -
Receivable from brokers for written options                                            -                   126                    -
Receivable for investments sold                                                       60                 4,341                    -
Receivable for fund shares subscribed                                                 30                   323               14,913
Receivable from adviser                                                              164                   104                    -
Dividends/interest receivable                                                        315                     1                  135
Prepaid insurance                                                                      -                     -                    -
Organization cost                                                                      -                    15                    -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     153,817                84,464              410,552
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Securities sold short                                                             23,944                 1,728                    -
Written options                                                                        -                    38                    -
Payable to custodian bank                                                          1,948                 7,626                    -
Payable for investments purchased                                                  1,053                 4,507                  513
Payable for fund shares redeemed                                                   1,329                   185                5,090
Payable to adviser                                                                   174                    57                   75
Payable to distributor                                                                30                    15                  299
Accrued expenses                                                                     104                   150                  139
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 28,582                14,306                6,116
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                $125,235               $70,158             $404,436
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                  322,025                55,412              318,237
Accumulated undistributed net investment income/(loss)                            (3,564)                  (34)              (2,983)
Accumulated net realized gain/(loss) from investments and options sold
   short, and foreign currency transactions                                      (55,611)                5,849              (28,524)
Net unrealized appreciation/(depreciation) on investments and options sold short, and on translation of assets and liabilities in foreign
   currencies                                                                   (137,615)                8,931              117,706
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                $125,235               $70,158             $404,436
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                            $258,444               $61,600             $277,798
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                              $42,195                $1,526                    -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM WRITTEN OPTIONS                                                          -                  $126                    -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share -
   Class A Shares                                                                  $7.23                $15.89               $22.95
Net assets                                                                  $124,665,954           $69,031,259         $403,329,725
Shares of beneficial interest outstanding with no par value                   17,236,496             4,345,463           17,575,490
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, offering, and redemption price per share -
   Class C Shares (1)                                                              $7.02                $15.28               $21.69
Net assets                                                                      $569,428            $1,127,125           $1,105,998
Shares of beneficial interest outstanding with no par value                       81,124                73,783               50,996
-----------------------------------------------------------------------------------------------------------------------------------

(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------

                                                                                  GLOBAL
AS OF DECEMBER 31, 1998                                                          NATURAL                GLOBAL             GROWTH &
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)                RESOURCES                 VALUE               INCOME
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                            $23,549                $8,124             $181,406
Deposits with brokers and custodian bank for securities sold short                     -                     -                4,141
Cash                                                                               1,220                     -                    1
Receivable from brokers for securities sold short                                      -                     -                1,206
Receivable from brokers for written options                                            -                     -                  189
Receivable for investments sold                                                    1,225                   562                5,502
Receivable for fund shares subscribed                                                 26                    29                  562
Receivable from adviser                                                                -                    10                    -
Dividends/interest receivable                                                         62                    85                  568
Prepaid insurance                                                                      -                     -                    -
Organization cost                                                                     16                     -                    -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                      26,098                 8,810              193,575
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Securities sold short                                                                  -                     -                  591
Written options                                                                        -                     -                   56
Payable to custodian bank                                                             88                     -                    -
Payable for investments purchased                                                  2,178                    40                6,197
Payable for fund shares redeemed                                                     191                    27                  377
Payable to adviser                                                                     2                     -                  109
Payable to distributor                                                                 5                     2                   40
Accrued expenses                                                                     127                   100                   53
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  2,591                   169                7,423
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                 $23,507                $8,641             $186,152
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                   52,106                 7,937              135,994
Accumulated undistributed net investment income/(loss)                               (24)                   23                  330
Accumulated net realized gain/(loss) from investments and options sold
   short, and foreign currency transactions                                      (20,497)                   85               11,155
Net unrealized appreciation/(depreciation) on investments and options sold short, and on translation of assets and liabilities in foreign
   currencies                                                                     (8,078)                  596               38,673
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                 $23,507                $8,641             $186,152
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                             $31,628                $7,530             $142,816
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                    -                     -                 $538
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM WRITTEN OPTIONS                                                          -                     -                 $189
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share -
   Class A Shares                                                                  $7.46                 $9.03               $14.04
Net assets                                                                   $23,475,705            $8,269,139         $183,909,498
Shares of beneficial interest outstanding with no par value                    3,146,676               916,124           13,095,563
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, offering, and redemption price per share -
   Class C Shares (1)                                                              $7.13                 $8.89               $13.55
Net assets                                                                       $31,096              $371,501           $2,242,126
Shares of beneficial interest outstanding with no par value                        4,363                41,809              165,501
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     THE
AS OF DECEMBER 31, 1998                                                      INFORMATION              MICROCAP
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)             AGE FUND-TM-                GROWTH             PARTNERS
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                           $139,586               $92,438              $50,162
Deposits with brokers and custodian bank for securities sold short                     -                     -                    -
Cash                                                                                   -                     -                    -
Receivable from brokers for securities sold short                                      -                     -                    -
Receivable from brokers for written options                                            -                     -                    -
Receivable for investments sold                                                   17,064                 1,245                2,505
Receivable for fund shares subscribed                                              5,843                 3,174                   71
Receivable from adviser                                                                -                     -                    -
Dividends/interest receivable                                                         10                     -                   37
Prepaid insurance                                                                      -                     -                    -
Organization cost                                                                     14                     2                    -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     162,517                96,859               52,775
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Securities sold short                                                                  -                     -                    -
Written options                                                                        -                     -                    -
Payable to custodian bank                                                              -                     -                  195
Payable for investments purchased                                                      -                     -                4,001
Payable for fund shares redeemed                                                   2,558                 1,337                  401
Payable to adviser                                                                   116                   105                   25
Payable to distributor                                                                29                    21                   11
Accrued expenses                                                                      82                   109                   72
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  2,785                 1,572                4,705
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                $159,732               $95,287              $48,070
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                  100,657                94,462               49,605
Accumulated undistributed net investment income/(loss)                               (36)                  (32)                 (70)
Accumulated net realized gain/(loss) from investments and options sold
   short, and foreign currency transactions                                        3,582               (11,150)              (3,134)
Net unrealized appreciation/(depreciation) on investments and options sold short, and on translation of assets and liabilities in foreign
   currencies                                                                     55,529                12,007                1,669
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                $159,732               $95,287              $48,070
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                             $84,057               $80,430              $48,493
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                    -                     -                    -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM WRITTEN OPTIONS                                                          -                     -                    -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share -
   Class A Shares                                                                 $17.96                $14.26               $11.53
Net assets                                                                  $159,604,167           $94,723,400          $47,936,056
Shares of beneficial interest outstanding with no par value                    8,885,595             6,641,815            4,156,444
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, offering, and redemption price per share -
   Class C Shares (1)                                                             $16.60                $13.69               $11.25
Net assets                                                                      $127,458              $563,390             $133,851
Shares of beneficial interest outstanding with no par value                        7,679                41,140               11,901
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


AS OF DECEMBER 31, 1998                                                          VALUE +
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)                   GROWTH
----------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------
Investments, at value                                                           $679,583
Deposits with brokers and custodian bank for securities sold short                     -
Cash                                                                                   -
Receivable from brokers for securities sold short                                      -
Receivable from brokers for written options                                            -
Receivable for investments sold                                                    1,823
Receivable for fund shares subscribed                                                651
Receivable from adviser                                                                -
Dividends/interest receivable                                                        206
Prepaid insurance                                                                     14
Organization cost                                                                      -
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     682,277
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------
Securities sold short                                                                  -
Written options                                                                        -
Payable to custodian bank                                                            946
Payable for investments purchased                                                      -
Payable for fund shares redeemed                                                   1,353
Payable to adviser                                                                   551
Payable to distributor                                                               138
Accrued expenses                                                                     204
----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  3,192
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                $679,085
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------
Paid-in capital                                                                  455,561
Accumulated undistributed net investment income/(loss)                                 -
Accumulated net realized gain/(loss) from investments and options sold
   short, and foreign currency transactions                                       10,303
Net unrealized appreciation/(depreciation) on investments and options sold short, and on translation of assets and liabilities in foreign
   currencies                                                                    213,221
----------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                $679,085
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                            $466,362
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                    -
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
PREMIUMS FROM WRITTEN OPTIONS                                                          -
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share -
   Class A Shares                                                                 $25.92
Net assets                                                                  $677,504,682
Shares of beneficial interest outstanding with no par value                   26,134,363
----------------------------------------------------------------------------------------
Net Asset Value, offering, and redemption price per share -
   Class C Shares (1)                                                             $24.89
Net assets                                                                    $1,580,153
Shares of beneficial interest outstanding with no par value                       63,477
----------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1998                             THE CONTRARIAN             DIVERSIFIED               EMERGING
(ALL NUMBERS IN THOUSANDS)                                                 FUND-TM-              GROWTH                 GROWTH
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------
Interest                                                                    $4,509                  $264                $1,110
Dividends                                                                      893                   178                   130
Withholding taxes on foreign dividends                                         (38)                   (1)                   (3)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                      5,364                   441                 1,237
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                     3,978                   735                 2,833
Distribution fees - Class A Shares                                           1,051                   182                   707
Transfer agent fees                                                            325                    96                   249
Dividend expense for securities sold short                                      15                     1                     -
Custodian fees                                                                 119                   136                   135
Administrative service fees                                                      -                    82                     -
Shareholder reports                                                            188                    33                   108
Professional fees                                                              111                    70                    90
Registration and filing fees                                                    58                    42                    18
Interest expense                                                             1,600                   137                     -
Trustees' fees and expenses                                                     28                    15                    15
Insurance                                                                        9                     1                     3
Organization expense                                                             -                     8                     -
Merger fees                                                                      -                     -                     -
Distribution fees - Class C Shares                                              19                     5                     4
Shareholder servicing fees - Class C Shares                                      6                     2                     2
------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                               7,507                 1,545                 4,164
Less: Expense waiver by adviser                                                  -                  (151)                    -
------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                          7,507                 1,394                 4,164

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                (2,143)                (953)                (2,927)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN /(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------

Net realized gain/(loss) from investments and foreign currency
  transactions                                                             (69,899)               6,579                (14,071)
Net realized gain/(loss) from securities sold short                         16,087                1,385                      -
Net change in unrealized appreciation/(depreciation) on
  investments and on translation on assets and liabilities in
  foreign currency                                                         (37,723)               2,763                100,440
Net change in unrealized appreciation/(depreciation) on
  securities sold short                                                     (3,940)                (519)                     -
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND SECURITIES SOLD SHORT                  (95,475)              10,208                 86,369
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:          $(97,618)              $9,255                $83,442
------------------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

                                             GLOBAL                                   THE
FOR THE YEAR ENDED DECEMBER 31, 1998        NATURAL     GLOBAL     GROWTH &    INFORMATION       MICROCAP                  VALUE+
(ALL NUMBERS IN THOUSANDS)                RESOURCES      VALUE       INCOME       AGE FUND-TM-     GROWTH    PARTNERS      GROWTH
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------------
Interest                                       $220       $154        $1845           $102           $482        $612        $118
Dividends                                       473        434        3,798            114             15       1,496       3,290
Withholding taxes on foreign dividends          (56)       (25)          (9)            (1)             -        (170)        (35)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                         637        563        5,634            215            497       1,938       3,373
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                        507        169        2,451          1,177          1,387       1,496       7,016
Distribution fees - Class A Shares              127         42          609            294            274         298       1,750
Transfer agent fees                              93         69          179            100            125         198         644
Dividend expense for securities sold
  short                                           -          -            2              -              -           -           -
Custodian fees                                   88         62          145             78            112         107         190
Administrative service fees                      70         22          288            127            126           -           -
Shareholder reports                              66         13          132             65             31          99         350
Professional fees                                87         66           94             78             72          87         101
Registration and filing fees                     54         22           51             60             49          60          83
Interest expense                                  4          2           65             42             28           -          91
Trustees' fees and expenses                      15         15           15             15             15          15          15
Insurance                                         4          1            7              2              -           6           6
Organization expense                              7         22            -              7              3           -           -
Merger fees                                       -          -            -              -              -         115           -
Distribution fees - Class C Shares                -          2           13              1             10           5          11
Shareholder servicing fees - Class C
  Shares                                          -          1            4              -              3           1           3
---------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                1,122        508        4,055          2,046          2,235       2,487      10,260
Less: Expense waiver by adviser                (133)      (176)        (854)             -           (104)       (237)          -
---------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                             989        332        3,201          2,046          2,131       2,250      10,260

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                   (352)       231        2,433         (1,831)        (1,634)       (312)     (6,887)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN /(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND SECURITIES SOLD SHORT
---------------------------------------------------------------------------------------------------------------------------------

Net realized gain/(loss) from investments
  and foreign currency transactions         (20,494)     2,072       20,462         11,928         (7,901)     (3,585)     74,024
Net realized gain/(loss) from securities
  sold short                                      -          -       (2,859)             -              -           -           -
Net change in unrealized appreciation/
  (depreciation) on investments and on
  translation on assets and liabilities
  in foreign currency                         3,193       (571)       1,306         42,133          9,287     (24,734)     98,703
Net change in unrealized appreciation/
  (depreciation) on securities sold
  short                                           -          -           96              -              -           -           -
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN/(LOSS) AND
  UNREALIZED APPRECIATION (DEPRECIATION)
  ON INVESTMENTS AND SECURITIES SOLD
  SHORT                                     (17,301)     1,501       19,005         54,061          1,386     (28,319)    172,727
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS:               $(17,653)    $1,732      $21,438        $52,230          $(248)   $(28,631)   $165,840
---------------------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                                                          THE CONTRARIAN FUND-TM-
                                                                                          ---------------------------------
                                                                                                FOR THE          FOR THE
                                                                                             YEAR ENDED       YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                                DEC. 31, 1998    DEC. 31, 1997
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                    $(2,143)              $53
Net realized gain/(loss) from investments and foreign currency transactions                     (69,899)           52,049
Net realized gain/(loss) from securities sold short                                              16,087           (48,987)
Net change in unrealized appreciation/(depreciation) on investments and
  on translation on assets and liabilities in foreign currency                                  (37,723)         (267,380)
Net change in unrealized appreciation/(depreciation) on securities sold short                    (3,940)           13,335
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 (97,618)         (250,930)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                                -                 -

Net investment income - Class C Shares(1)                                                             -                 -

Realized gain on investments - Class A Shares                                                    (9,423)           (3,087)

Realized gain on investments - Class C Shares(1)                                                    (45)              (28)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                              (9,468)           (3,115)

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions                (169,975)         (407,097)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                        (169,975)         (407,097)

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                          (277,061)        (661,142)

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                               402,296         1,063,438
End of year                                                                                    $125,235          $402,296
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                               (13,564)               53
---------------------------------------------------------------------------------------------------------------------------



      The accompanying notes are an integral part of these financial statements. 46

                                                ROBERTSON STEPHENS MUTUAL FUNDS
-------------------------------------------------------------------------------

                             DIVERSIFIED GROWTH      EMERGING GROWTH           GLOBAL NATURAL RESOURCES   GLOBAL VALUE
                             ----------------------  -----------------------   ------------------------   ------------------------
                                FOR THE     FOR THE     FOR THE      FOR THE      FOR THE      FOR THE       FOR THE       FOR THE
                             YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED  PERIOD ENDED
                               DEC. 31,    DEC. 31,    DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,      DEC. 31,      DEC. 31,
(ALL NUMBERS IN THOUSANDS)         1998        1997        1998         1997         1998         1997          1998       1997(2)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)     $(953)       $(774)      $(2,927)      $(1,540)      $(352)      $(542)       $231        $447
Net realized gain/(loss)
  from investments and
  foreign currency
  transactions                   6,579       10,971       (14,071)       51,023     (20,494)      1,421       2,072       1,406
Net realized gain/(loss)
  from securities sold
  short                          1,385          945             -             -           -           -           -           -
Net change in unrealized
  appreciation/(depreciation)
  on investments and on
  translation on assets
  and liabilities in
  foreign currency               2,763         (567)      100,440       (10,596)      3,193     (23,435)       (571)      1,167
Net change in unrealized
  appreciation/(depreciation)
  on securities sold short        (519)         233             -             -           -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                9,255       10,808        83,442        38,887     (17,653)    (22,556)      1,732       3,020
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
Net investment income -
  Class A Shares                     -            -             -             -           -           -         (55)       (418)
Net investment income -
  Class C Shares(1)                  -            -             -             -           -           -          (1)         (1)
Realized gain on investments -
  Class A Shares                (1,605)     (10,204)      (14,201)      (54,805)       (628)     (1,426)     (2,344)     (1,123)
Realized gain on investments -
  Class C Shares(1)                (25)         (37)          (38)          (66)         (1)           -        (98)        (10)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS             (1,630)     (10,241)      (14,239)      (54,871)       (629)     (1,426)     (2,498)     (1,552)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in
  net assets resulting
  from capital share
  transactions                 (18,121)      20,499        86,173        54,640     (36,612)    (18,138)    (11,805)     19,744
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)
  FROM CAPITAL SHARE
  TRANSACTIONS                 (18,121)      20,499        86,173        54,640     (36,612)    (18,138)    (11,805)     19,744
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)
  IN NET ASSETS                (10,496)      21,066       155,376        38,656     (54,894)    (42,120)    (12,571)     21,212
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Beginning of year               80,654       59,588       249,060       210,404      78,401     120,521      21,212           -
End of year                    $70,158      $80,654      $404,436      $249,060     $23,507     $78,401      $8,641     $21,212
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET
  INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS           (34)           -       (2,983)           -           (24)        -           23         27
-------------------------------------------------------------------------------------------------------------------------------


(1) Class C shares were first issued on 4/14/97 for The Contrarian Fund-TM-Class C shares were first issued on 9/8/97 for The Diversified Growth Fund Class C shares were first issued on 5/8/97 for The Emerging Growth Fund Class C shares were first issued on 7/30/97 for The Global Natural
        Resources Fund
    Class C shares were first issued on 6/30/97 for The Global Value Fund
(2) From commencement of investment operations on April 1, 1997.


      The accompanying notes are an integral part of these financial statements.
                                                                              47

ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS - CONTINUED


                                                                                                 GROWTH & INCOME
                                                                                                 -----------------------------
                                                                                                       FOR THE         FOR THE
                                                                                                    YEAR ENDED      YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                                       DEC. 31, 1998   DEC. 31, 1997
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------


OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                          $2,433           $1,343
Net realized gain/(loss) from investments                                                             20,462           55,409
Net realized gain/(loss) from securities sold short                                                   (2,859)             655
Net change in unrealized appreciation/(depreciation) on investments                                    1,306           (1,108)
Net change in unrealized appreciation/(depreciation) on securities sold short                             96             (186)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       21,438           56,113

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                                (2,455)            (686)
Net investment income - Class C Shares(1)                                                                (25)              (5)
Realized gain on investments - Class A Shares                                                         (9,852)         (56,382)
Realized gain on investments - Class C Shares(1)                                                        (115)            (216)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                  (12,447)         (57,289)

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions                     (122,897)          (8,541)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                             (122,897)          (8,541)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS                                                             (113,906)          (9,717)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                                    300,058          309,775
End of year                                                                                         $186,152         $300,058
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                        330              652
------------------------------------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements. 48

                                                 ROBERTSON STEPHENS MUTUAL FUNDS



                              INFORMATION AGE           MICROCAP GROWTH          PARTNERS                   VALUE + GROWTH
                              -----------------------   -----------------------  ------------------------   -----------------------
                                 FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE      FOR THE
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
(ALL NUMBERS IN THOUSANDS)          1998         1997         1998         1997         1998         1997         1998         1997
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)   $(1,831)     $(2,111)      $(1,634)      $(574)        $(312)       $1,697     $(6,887)     $(7,184)
Net realized gain/(loss)
  from investments              11,928       (6,024)       (7,901)     (3,122)       (3,585)       10,689      74,024      146,756
Net realized gain/(loss) from
  securities sold short              -            -             -           -             -            -            -            -
Net change in unrealized
  appreciation/(depreciation)
  on investments                42,133        8,110         9,287       2,103      (24,734)       19,202       98,703     (66,096)
Net change in unrealized
  appreciation/(depreciation)
  on securities sold short           -            -             -           -             -            -            -            -
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS               52,230          (25)         (248)     (1,593)      (28,631)       31,588      165,840       73,476
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income -
  Class A Shares                     -            -             -           -       (2,472)      (1,526)            -            -
Net investment income -
  Class C Shares(1)                  -            -             -           -          (10)          (4)            -            -
Realized gain on investments -
  Class A Shares                     -       (4,383)            -           -       (1,523)      (7,913)     (79,376)    (126,111)
Realized gain on investments -
  Class C Shares(1)                  -           (3)            -           -           (6)         (38)        (188)        (240)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                  -       (4,386)            -           -       (4,011)      (9,481)     (79,564)    (126,351)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net
  assets resulting from capital
  share transactions           (11,409)      17,058       (10,727)     98,391     (114,422)       45,759    (161,431)      163,958

NET INCREASE/(DECREASE)
  FROM CAPITAL SHARE
  TRANSACTIONS                 (11,409)      17,058       (10,727)     98,391     (114,422)       45,759    (161,431)      163,958
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE)
  IN NET ASSETS                 40,821       12,647       (10,975)     96,798     (147,064)       67,866     (75,155)      111,083
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of year              118,911      106,264       106,262       9,464       195,134      127,268      754,240      643,157
End of year                   $159,732     $118,911       $95,287    $106,262       $48,070     $195,134     $679,085     $754,240
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET
  INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS           (36)           -           (32)          -           (70)         167            -            -
-----------------------------------------------------------------------------------------------------------------------------------

(1) Class C shares were first issued on 5/9/97 for The Growth & Income Fund Class C shares were first issued on 7/11/97 for The Information Age Fund Class C shares were first issued on 6/18/97 for The MicroCap Growth Fund Class C shares were first issued on 4/14/97 for The Partners Fund
    Class C shares were first issued on 5/28/97 for The Value + Growth Fund

      The accompanying notes are an integral part of these financial statements.
                                                                              49

ANNUAL REPORT

Financial Highlights -- Class A & C

                                                                                                    DISTRIBUTIONS    DISTRIBUTIONS
                               NET ASSET VALUE,              NET       NET REALIZED                      FROM NET         FROM NET
                                     BEGINNING        INVESTMENT     AND UNREALIZED          TOTAL     INVESTMENT         REALIZED
                                     OF PERIOD     INCOME/(LOSS)        GAIN/(LOSS)     OPERATIONS         INCOME    CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------------

CONTRARIAN -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                     $11.61           $(0.08)            $(3.72)        $(3.80)         $    -    $      (0.58)
Year Ended 12/31/97                      16.57                -              (4.88)         (4.88)              -           (0.08)
Year Ended 12/31/96                      13.78                -               2.99           2.99               -           (0.20)
Nine Months Ended 12/31/95               10.70            (0.01)              3.09           3.08               -                -
Year Ended 3/31/95                       12.34            (0.04)             (1.35)         (1.39)              -           (0.25)
Period Ended 3/31/94(3)                  10.00            (0.02)              2.36           2.34               -                -

CONTRARIAN -- CLASS C
---------------------------------------------------------------------------------------------------------------------------------

Year Ended 12/31/98                      11.54            (0.14)             (3.80)         (3.94)             -           (0.58)
Period Ended 12/31/97(2)                 16.26            (0.03)             (4.61)         (4.64)             -           (0.08)

DIVERSIFIED GROWTH FUND -- CLASS A
---------------------------------------------------------------------------------------------------------------------------------

Year Ended 12/31/98                      14.04            (0.19)              2.43           2.24              -           (0.39)
Year Ended 12/31/97                      12.42            (0.17)              3.72           3.55              -           (1.93)
Period Ended 12/31/96(5)                 10.00            (0.05)              2.47           2.42              -                -

DIVERSIFIED GROWTH FUND -- CLASS C
---------------------------------------------------------------------------------------------------------------------------------

Year Ended 12/31/98                      13.93            (0.29)              2.03           1.74              -           (0.39)
Period Ended 12/31/97(2)                 15.79            (0.08)              0.15           0.07              -           (1.93)

EMERGING GROWTH FUND -- CLASS A
---------------------------------------------------------------------------------------------------------------------------------

Year Ended 12/31/98                      18.71            (0.20)              5.32           5.12              -           (0.88)
Year Ended 12/31/97                      20.07            (0.14)              3.80           3.66              -           (5.02)
Year Ended 12/31/96                      19.21            (0.17)              4.23           4.06              -           (3.20)
Nine Months Ended 12/31/95               18.36            (0.15)              2.58           2.43              -           (1.58)
Year Ended 3/31/95                       18.37            (0.17)              2.26           2.09              -           (2.10)
Year Ended 3/31/94                       14.71            (0.40)              4.06           3.66              -                -

EMERGING GROWTH FUND -- CLASS C
---------------------------------------------------------------------------------------------------------------------------------

Year Ended 12/31/98                      18.47            (0.34)              4.44           4.10              -           (0.88)
Period Ended 12/31/97(2)                 18.86            (0.23)              4.86           4.63              -           (5.02)

GLOBAL NATURAL RESOURCES -- CLASS A
---------------------------------------------------------------------------------------------------------------------------------

Year Ended 12/31/98                      11.67            (0.07)             (3.95)         (4.02)             -           (0.19)
Year Ended 12/31/97                      14.29            (0.05)             (2.39)         (2.44)             -           (0.18)
Year Ended 12/31/96                      10.12            (0.06)              4.24           4.18         (0.01)               -
Period Ended 12/31/95(6)                 10.00             0.02               0.10           0.12              -               -

GLOBAL NATURAL RESOURCES  -- CLASS C
---------------------------------------------------------------------------------------------------------------------------------

Year Ended 12/31/98                      11.57            (0.14)             (4.11)         (4.25)             -           (0.19)
Period Ended 12/31/97(2)                 13.67            (0.05)             (1.87)         (1.92)             -           (0.18)


                                   See notes to Financial Highlights on page 55.
      The accompanying notes are an integral part of these financial statements.

                                                ROBERTSON STEPHENS MUTUAL FUNDS

-------------------------------------------------------------------------------

                                                                                   NET RATIO      GROSS RATIO
                                   NET ASSET,                     NET ASSETS     OF EXPENSES      OF EXPENSES
                                    VALUE END         TOTAL           END OF      TO AVERAGE       TO AVERAGE
                                    OF PERIOD     RETURN(1)    PERIOD (000s)   NET ASSETS(1)    NET ASSETS(1)
-------------------------------------------------------------------------------------------------------------

CONTRARIAN -- CLASS A
-------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                     $7.23      (32.69)%         $124,666           2.83%            2.83%
Year Ended 12/31/97                     11.61      (29.51)%          398,242           2.48%            2.48%
Year Ended 12/31/96                     16.57        21.68%        1,063,438           2.46%            2.46%
Nine Months Ended 12/31/95              13.78        28.79%          507,477           2.54%            2.54%
Year Ended 3/31/95                      10.70      (11.23)%          397,646           2.46%            2.58%
Period Ended 3/31/94(3)                 12.34        23.40%          484,951           2.22%            2.22%

CONTRARIAN -- CLASS C
-------------------------------------------------------------------------------------------------------------

Year Ended 12/31/98                      7.03      (34.10)%              569           3.43%            3.43%
Period Ended 12/31/97(2)                11.54      (28.60)%            4,053           2.73%            2.73%

DIVERSIFIED GROWTH FUND -- CLASS A
-------------------------------------------------------------------------------------------------------------

Year Ended 12/31/98                     15.89        16.28%           69,031           1.89%            1.95%
Year Ended 12/31/97                     14.04        29.45%           80,278           1.94%            2.14%
Period Ended 12/31/96(5)                12.42        24.20%           59,588           2.28%            2.44%

DIVERSIFIED GROWTH FUND -- CLASS C
-------------------------------------------------------------------------------------------------------------

Year Ended 12/31/98                     15.28        12.82%            1,127           2.65%            2.71%
Period Ended 12/31/97(2)                13.93         1.10%              376           2.69%            2.89%

EMERGING GROWTH FUND -- CLASS A
-------------------------------------------------------------------------------------------------------------

Year Ended 12/31/98                     22.95        28.02%          403,330           1.47%            1.47%
Year Ended 12/31/97                     18.71        18.54%          248,730           1.50%            1.50%
Year Ended 12/31/96                     20.07        21.53%          210,404           1.60%            1.60%
Nine Months Ended 12/31/95              19.21        13.50%          167,728           1.64%            1.64%
Year Ended 3/31/95                      18.36        12.01%          182,275           1.56%            1.56%
Year Ended 3/31/94                      18.37        24.88%          168,192           1.60%            1.60%

EMERGING GROWTH FUND -- CLASS C
-------------------------------------------------------------------------------------------------------------

Year Ended 12/31/98                     21.69        22.86%            1,106           2.22%            2.22%
Period Ended 12/31/97(2)                18.47        24.80%              330           2.25%            2.25%

GLOBAL NATURAL RESOURCES -- CLASS A
-------------------------------------------------------------------------------------------------------------

Year Ended 12/31/98                      7.46      (34.45)%           23,476           1.95%            2.21%
Year Ended 12/31/97                     11.67      (17.14)%           78,371           1.81%            1.82%
Year Ended 12/31/96                     14.29        41.21%          120,521           1.94%            2.16%
Period Ended 12/31/95(6)                10.12         1.20%              792           2.60%           14.25%

GLOBAL NATURAL RESOURCES  -- CLASS C
-------------------------------------------------------------------------------------------------------------

Year Ended 12/31/98                      7.13      (36.74)%               31           2.70%            2.96%
Period Ended 12/31/97(2)                11.57      (14.12)%               30           2.56%            2.57%


                                             NET RATIO OF         GROSS RATIO OF
                                           NET INVESTMENT         NET INVESTMENT   PORTFOLIO
                                         INCOME/(LOSS) TO       INCOME/(LOSS) TO    TURNOVER
                                    AVERAGE NET ASSETS(1)  AVERAGE NET ASSETS(1)     RATE(1)
--------------------------------------------------------------------------------------------

CONTRARIAN -- CLASS A
--------------------------------------------------------------------------------------------
Year Ended 12/31/98                                (0.80)%                (0.80)%        39%
Year Ended 12/31/97                                  0.01%                  0.01%        36%
Year Ended 12/31/96                                (0.02)%                (0.02)%        44%
Nine Months Ended 12/31/95                         (0.20)%                (0.20)%        29%
Year Ended 3/31/95                                 (0.27)%                (0.27)%        79%
Period Ended 3/31/94(3)                            (0.77)%                (0.77)%        14%

CONTRARIAN -- CLASS C
--------------------------------------------------------------------------------------------

Year Ended 12/31/98                                (1.40)%                (1.40)%        39%
Period Ended 12/31/97(2)                           (0.32)%                (0.32)%        36%

DIVERSIFIED GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------------------

Year Ended 12/31/98                                (1.29)%                (1.35)%       403%
Year Ended 12/31/97                                (1.20)%                (1.40)%       370%
Period Ended 12/31/96(5)                           (1.05)%                (1.21)%        69%

DIVERSIFIED GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------------------

Year Ended 12/31/98                               (2.06)%                (2.13)%       403%
Period Ended 12/31/97(2)                          (2.17)%                (2.37)%       370%

EMERGING GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------------------

Year Ended 12/31/98                              (1.03)%                (1.03)%       291%
Year Ended 12/31/97                              (0.68)%                (0.68)%       462%
Year Ended 12/31/96                              (0.83)%                (0.83)%       270%
Nine Months Ended 12/31/95                       (0.99)%                (0.99)%       147%
Year Ended 3/31/95                               (0.96)%                (0.96)%       280%
Year Ended 3/31/94                               (1.27)%                (1.27)%       274%

EMERGING GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------------------

Year Ended 12/31/98                              (1.78)%                (1.78)%       291%
Period Ended 12/31/97(2)                         (1.81)%                (1.81)%       462%

GLOBAL NATURAL RESOURCES -- CLASS A
--------------------------------------------------------------------------------------------

Year Ended 12/31/98                              (0.69)%                (0.96)%        63%
Year Ended 12/31/97                              (0.38)%                (0.38)%        97%
Year Ended 12/31/96                              (0.45)%                (0.67)%        82%
Period Ended 12/31/95(6)                           1.84%                (9.81)%         0%

GLOBAL NATURAL RESOURCES  -- CLASS C
--------------------------------------------------------------------------------------------

Year Ended 12/31/98                              (1.44)%                (1.71)%        63%
Period Ended 12/31/97(2)                         (1.02)%                (1.03)%        97%



                                   See notes to Financial Highlights on page 55.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

-------------------------------------------------------------------------------
Financial Highlights -- Class A & C CONTINUED

                                                                                                  DISTRIBUTIONS     DISTRIBUTIONS
                              NET ASSET VALUE,               NET       NET REALIZED                    FROM NET          FROM NET
                                     BEGINNING        INVESTMENT     AND UNREALIZED          TOTAL   INVESTMENT          REALIZED
                                     OF PERIOD      INCOME/(LOSS)        GAIN/(LOSS)    OPERATIONS       INCOME     CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------------
GLOBAL VALUE FUND -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                     $11.15             $0.16              $1.03          $1.19       $(0.08)           $(3.23)
Period Ended 12/31/97(7)                 10.00              0.28               1.69           1.97        (0.22)            (0.60)

GLOBAL VALUE FUND -- CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                      11.18              0.07               0.89           0.96        (0.02)            (3.23)
Period Ended 12/31/97(2)                 10.69              0.02               1.15           1.17        (0.08)            (0.60)

GROWTH & INCOME -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                      13.52              0.14               1.34           1.48        (0.19)            (0.77)
Year Ended 12/31/97                      13.62              0.07               2.90           2.97        (0.04)            (3.03)
Year Ended 12/31/96                      11.24              0.02               2.70           2.72        (0.02)            (0.32)
Period Ended 12/31/95(8)                 10.00                 -               1.24           1.24            -                 -

GROWTH & INCOME-- CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                      13.36              0.04               1.09           1.13        (0.17)            (0.77)
Period Ended 12/31/97(2)                 13.73            (0.03)               2.73           2.70        (0.04)            (3.03)

INFORMATION AGE FUND-TM- -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                      11.80            (0.20)               6.36           6.16            -                 -
Year Ended 12/31/97                      11.51            (0.22)               0.95           0.73            -             (0.44)
Year Ended 12/31/96                       9.30            (0.20)               2.68           2.48            -             (0.27)
Period Ended 12/31/95(6)                 10.00            (0.01)              (0.69)         (0.70)           -                 -

INFORMATION AGE FUND-TM- -- CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                      11.67            (0.33)               5.26           4.93            -                 -
Period Ended 12/31/97(2)                 13.36            (0.20)              (1.05)         (1.25)           -             (0.44)

MICROCAP GROWTH -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                      14.35            (0.21)               0.12          (0.09)           -                 -
Year Ended 12/31/97                      11.00            (0.19)               3.54           3.35            -                 -
Period Ended 12/31/96(9)                 10.00            (0.08)               1.08           1.00            -                 -

MICROCAP GROWTH  -- CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                      14.23            (0.32)              (0.22)         (0.54)           -                 -
Period Ended 12/31/97(2)                 12.18            (0.15)               2.20           2.05            -                 -


                                   See notes to Financial Highlights on page 55.
      The accompanying notes are an integral part of these financial statements.

                                                ROBERTSON STEPHENS MUTUAL FUNDS

-------------------------------------------------------------------------------

                                                        NET       NET RATIO   GROSS RATIO   NET RATIO OF  GROSS RATIO OF
                                                       ASSETS   OF EXPENSES  OF EXPENSES  NET INVESTMENT  NET INVESTMENT
                                   NET ASSET,  TOTAL   END OF     TO AVERAGE   TO AVERAGE   INCOME/(LOSS) INCOME/(LOSS)  PORTFOLIO
                                   VALUE END  RETURN   PERIOD        NET         NET         TO AVERAGE     TO AVERAGE    TURNOVER
                                   OF PERIOD   (1)     (000s)     ASSETS(1)    ASSETS(1)    NET ASSETS(1)  NET ASSETS(1)   RATE(1)
----------------------------------------------------------------------------------------------------------------------------------

GLOBAL VALUE FUND -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                   $9.03   11.11%   $8,269       1.95%      2.99%         1.37%           0.33%         279%
Period Ended 12/31/97(7)              11.15   19.97%   21,019       1.95%      3.21%         3.50%           2.24%         234%

GLOBAL VALUE FUND -- CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                    8.89    9.02%      371       2.70%      3.74%         0.62%         (0.42)%         279%
Period Ended 12/31/97(2)              11.18   11.15%      193       2.70%      3.97%         0.33%         (0.94)%         234%

GROWTH & INCOME -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                   14.04   11.65%  183,910       1.30%      1.64%         1.00%           0.65%         212%
Year Ended 12/31/97                   13.52   22.40%  298,669       1.30%      1.72%         0.45%           0.03%         236%
Year Ended 12/31/96                   13.62   24.16%  309,775       1.71%      1.76%         0.18%           0.13%         212%
Period Ended 12/31/95(8)              11.24   12.40%  136,902       1.94%      1.94%       (0.01)%         (0.01)%          97%

GROWTH & INCOME-- CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                   13.55    9.11%    2,242       2.05%      2.40%         0.25%         (0.10)%         212%
Period Ended 12/31/97(2)              13.36   20.16%    1,369       2.05%      2.48%       (0.31)%         (0.74)%         236%

INFORMATION AGE FUND-TM- -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                   17.96   52.20%  159,604       1.74%      1.74%       (1.55)%         (1.55)%         224%
Year Ended 12/31/97                   11.80    6.15%  118,832       1.82%      1.82%       (1.71)%         (1.71)%         369%
Year Ended 12/31/96                   11.51   26.72%  106,264       2.03%      2.03%       (1.85)%         (1.85)%         452%
Period Ended 12/31/95(6)               9.30  (7.00)%   32,826       2.13%      2.13%       (0.89)%         (0.89)%          89%

INFORMATION AGE FUND-TM- -- CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                   16.60   42.25%      128       2.49%      2.49%       (2.30)%         (2.30)%         224%
Period Ended 12/31/97(2)              11.67  (9.53)%       79       2.57%      2.57%       (2.50)%         (2.50)%         369%

MICROCAP GROWTH -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                   14.26  (0.63)%   94,723       1.91%      2.01%       (1.46)%         (1.56)%         108%
Year Ended 12/31/97                   14.35   30.45%  104,858       1.95%      2.60%       (1.35)%         (2.00)%         170%
Period Ended 12/31/96(9)              11.00   10.00%    9,464       3.08%      6.40%       (2.13)%         (5.45)%          22%

MICROCAP GROWTH  -- CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                   13.69  (3.79)%      563       2.66%      2.76%       (2.21)%         (2.31)%         108%
Period Ended 12/31/97(2)              14.23   16.83%    1,404       2.70%      3.35%       (2.20)%         (2.85)%         170%


                                   See notes to Financial Highlights on page 55.
      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

-------------------------------------------------------------------------------
Financial Highlights -- Class A & C CONTINUED

                                                                                                  DISTRIBUTIONS     DISTRIBUTIONS
                              NET ASSET VALUE,               NET       NET REALIZED                    FROM NET          FROM NET
                                     BEGINNING        INVESTMENT     AND UNREALIZED          TOTAL   INVESTMENT          REALIZED
                                     OF PERIOD      INCOME/(LOSS)        GAIN/(LOSS)    OPERATIONS       INCOME     CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------------
PARTNERS FUND -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                     $16.49            $(0.04)            $(4.31)        $(4.35)      $(0.38)           $(0.23)
Year Ended 12/31/97                      14.60              0.13               2.52           2.65        (0.12)            (0.64)
Year Ended 12/31/96                      10.39              0.13               4.36           4.49        (0.06)            (0.22)
Period Ended 12/31/95(8)                 10.00              0.06               0.33           0.39            -                 -


PARTNERS FUND -- CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                      16.40             (0.16)             (4.38)         (4.54)       (0.38)            (0.23)
Period Ended 12/31/97(2)                 14.49                 -               2.62           2.62        (0.07)            (0.64)


VALUE + GROWTH -- CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                      23.18             (0.25)              6.33           6.08            -             (3.34)
Year Ended 12/31/97                      24.16             (0.26)              3.71           3.45            -             (4.43)
Year Ended 12/31/96                      22.66             (0.24)              3.47           3.23            -             (1.73)
Nine Months Ended 12/31/95               18.25             (0.16)              4.57           4.41            -                 -
Year Ended 3/31/95                       13.56             (0.18)              5.07           4.89            -             (0.20)
Year Ended 3/31/94                       11.94             (0.04)              1.99           1.95        (0.03)            (0.30)


VALUE + GROWTH -- CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98                      22.98             (0.43)              5.68           5.25            -             (3.34)
Period Ended 12/31/97(2)                 27.71             (0.24)             (0.06)         (0.30)           -             (4.43)


                                   See notes to Financial Highlights on page 55.
      The accompanying notes are an integral part of these financial statements.

                                                ROBERTSON STEPHENS MUTUAL FUNDS

-------------------------------------------------------------------------------

                                                           NET RATIO    GROSS RATIO   NET RATIO OF     GROSS RATIO OF
                          NET ASSET,           NET ASSETS  OF EXPENSES  OF EXPENSES   NET INVESTMENT   NET INVESTMENT
                          VALUE END    TOTAL    END OF     TO AVERAGE   TO AVERAGE    INCOME/(LOSS)    INCOME/(LOSS)    PORTFOLIO
                          OF PERIOD   RETURN    PERIOD       NET          NET           TO AVERAGE     TO AVERAGE       TURNOVER
                                       (1)      (000S)     ASSETS(1)    ASSETS(1)      NET ASSETS(1)   NET ASSETS(1)    RATE (1)
---------------------------------------------------------------------------------------------------------------------------------
PARTNERS FUND -- CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98          $11.53  (27.38)%    $47,936    1.88%        2.07%           (0.26)%           (0.46)%          73%
Year Ended 12/31/97           16.49    18.08%    194,133    1.78%        1.78%             0.82%             0.82%          78%
Year Ended 12/31/96           14.60    43.15%    127,268    1.93%        2.15%             0.95%             0.73%         101%
Period Ended 12/31/95(8)      10.39     3.90%      7,480    2.41%        5.12%             1.34%           (1.37)%          71%

PARTNERS FUND -- CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98           11.25  (28.72)%        134    2.63%        2.82%           (1.01)%           (1.21)%          73%
Period Ended 12/31/97(2)      16.40    18.00%      1,000    2.53%        2.53%           (0.25)%           (0.25)%          78%

VALUE + GROWTH -- CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98           25.92    27.44%    677,505    1.46%        1.46%           (0.96)%           (0.96)%         190%
Year Ended 12/31/97           23.18    13.81%    752,994    1.44%        1.44%           (0.96)%           (0.96)%         228%
Year Ended 12/31/96           24.16    14.12%    643,157    1.51%        1.51%           (1.06)%           (1.06)%         221%
Nine Months Ended 12/31/95    22.66    24.16%  1,140,151    1.45%        1.45%           (1.04)%           (1.04)%         104%
Year Ended 3/31/95            18.25    36.27%    428,903    1.68%        1.68%           (1.09)%           (1.09)%         232%
Year Ended 3/31/94            13.56    16.32%     44,500    1.55%        2.35%           (0.51)%           (1.31)%         250%


VALUE + GROWTH -- CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/98           24.89    24.06%      1,580    2.20%        2.20%           (1.71)%           (1.71)%         190%
Period Ended 12/31/97(2)      22.98   (1.52)%      1,246    2.19%        2.19%           (1.69)%           (1.69)%         228%


Per-share data with respect to Class A and Class C shares for each of the periods has been determined by using the respective average number of Class A and Class C shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the period.

(1) Ratios, except for total return and portfolio turnover rate, have been annualized. For the Class C shares, total return does not include the 1% contingent deferred sales charge.
(2) See pages 47 and 49, Notes to Statement of Changes in Net Assets, for date of initial issuance of Class C shares.
(3) The Contrarian Fund-TM- Class A shares were first issued on 6/30/93.
(4) Developing Countries Fund Class A shares were first issued on 5/2/94.
(5) Diversified Growth Fund Class A shares were first issued on 8/1/96.
(6) Global Low-Priced Stock, Global Natural Resources, and The Information Age Fund-TM- Class A shares were first issued on 11/15/95.
(7) Global Value Fund  Class A shares were first issued on 4/1/97.
(8) Growth & Income and Partners Fund Class A shares were first issued on 7/12/95.
(9) MicroCap Growth Fund Class A shares were first issued on 8/15/96.

      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Mutual Funds (the "Funds") are a series of the
Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trust currently offers ten series of shares. The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Robertson Stephens Growth & Income Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Diversified Growth Fund, and The Robertson Stephens MicroCap Growth Fund are registered as diversified funds. The Contrarian Fund-TM-, The Robertson Stephens Partners Fund, and The Robertson Stephens Global Value Fund are registered as non-diversified funds. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Funds, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Funds. Expenses of the Funds are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of each fund, if the fund was liquidated. In addition, the Board of Trustees declares separate distributions on each class of shares. The Trust is no longer offering Class C shares of the Funds for sale. It is anticipated that Class C shares will be converted into Class A shares of equal value in April 1999.

On October 30, 1998, the Robertson Stephens Developing Countries Fund (previously a series of the Trust) made final net investment income and capital gain distributions and returned paid in capital to shareholders thus liquidating the Fund.

NOTE 1            SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:
Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when each Funds' net asset value is next determined.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. The approximate percentages of each Funds' long positions valued using these guidelines and procedures at December 31, 1998, were as follows:

                               PERCENTAGE
                                  OF LONG
FUND                            POSITIONS
-----------------------------------------
The Contrarian Fund-TM-              0.9%
Diversified Growth                   3.4%
Emerging Growth                        0%
Global Natural Resources             0.3%
Global Value                           0%
Growth & Income                      1.5%
The Information Age Fund-TM-           0%
MicroCap Growth                        0%
Partners                             0.3%
Value + Growth                         0%
-----------------------------------------

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees.

b. REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Funds' custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. Each Funds' policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:
The Funds intend to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:
The accounting records of the Funds are maintained in U.S. dollars. Investments securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f. INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities that are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion, is accrued and recorded daily.

g. EXPENSES:
Most expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific fund are apportioned between the Funds in the Trust, based on relative net assets.

h. DISTRIBUTIONS TO SHAREHOLDERS:
Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, would be distributed to shareholders annually.

At December 31, 1998 the Funds had the following capital loss carryovers available:


EXPIRING               2004        2005         2006        TOTAL
-----------------------------------------------------------------
MicroCap Growth      80,838    1,072,261    7,549,652   8,702,751
Partners                  -            -    3,133,817   3,133,817
Contrarian                -            -   49,471,550  49,471,550
-----------------------------------------------------------------

The Information Age Fund-TM- utilized $3,945,517 of previously deferred capital losses during the year ended December 31, 1998.

i. CLASS ALLOCATIONS:
Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate daily net assets of each class and the specific expense rate applicable to each class.

j. CAPITAL ACCOUNTS:
Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

k. TEMPORARY BORROWINGS:
All Funds within the Trust share in a $125 million, uncommitted revolving credit and/or overdraft protection facility (expiring February 22, 1999) from the Funds' custodian bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. The Funds may borrow up to a maximum of 10 percent of their total assets under the agreement.

NOTE 2            CAPITAL SHARES:

a. TRANSACTIONS:
The Funds have authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A for the year ended December 31, 1998, and the year ended December 31, 1997 are outlined below. Transactions in capital shares for Class C for the year ended December 31, 1998, and the period from each Funds' respective initial offering of Class C shares through December 31, 1997, are also detailed on the following page.

ANNUAL REPORT


(ALL NUMBERS IN THOUSANDS)                                                                           TRANSACTIONS IN CAPITAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                       THE CONTRARIAN FUND-TM-                            DIVERSIFIED GROWTH FUND
                                       -----------------------                            -----------------------
CLASS A                       1/1/98 - 12/31/98        1/1/97 - 12/31/97         1/1/98 - 12/31/98        1/1/97 - 12/31/97
------------------------------------------------------------------------------------------------------------------------------------
                             SHARES       AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT      SHARES      AMOUNT
Shares Sold                   4,353      $45,839      24,871    $405,584        10,171     $146,788       8,500    $127,513
Shares Reinvested             1,248        8,922         234       2,919           110        1,563         735       9,789
Shares Redeemed            (22,667)    (222,337)    (54,963)   (821,238)      (11,654)    (167,133)     (8,316)   (117,219)
Net Increase/(Decrease)    (17,066)    (167,576)    (29,858)   (412,735)       (1,373)     (18,782)         919      20,083

CLASS C                       1/1/98 - 12/31/98       4/14/97* - 12/31/97        1/1/98 - 12/31/98       9/8/97* - 12/31/97
------------------------------------------------------------------------------------------------------------------------------------
                             SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
Shares Sold                     115       $1,118         418       $6,482           49         $694          24        $385
Shares Reinvested                 6           42           2           27            2           21           3          37
Shares Redeemed               (391)      (3,559)        (69)        (871)          (4)         (54)           -         (6)
Net Increase/(Decrease)       (270)      (2,399)         351        5,638           47          661          27         416
------------------------------------------------------------------------------------------------------------------------------------
                                           EMERGING GROWTH
                                           ---------------
CLASS A                       1/1/98 - 12/31/98        1/1/97 - 12/31/97
-------------------------------------------------------------------------
                             SHARES       AMOUNT      SHARES       AMOUNT
Shares Sold                  27,699     $547,574      11,340     $243,171
Shares Reinvested               665       13,368       2,817       52,112
Shares Redeemed            (24,081)    (475,458)    (11,348)    (241,038)
Net Increase/(Decrease)       4,283       85,484       2,809       54,245

CLASS C                       1/1/98 - 12/31/98       5/8/97* - 12/31/97
-------------------------------------------------------------------------
                             SHARES       AMOUNT      SHARES       AMOUNT
Shares Sold                      51       $1,021          16         $354
Shares Reinvested                 2           35           3           63
Shares Redeemed                (20)        (367)         (1)         (22)
Net Increase/(Decrease)          33          689          18          395
-------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     GLOBAL NATURAL RESOURCES                                 GLOBAL VALUE
                                     ------------------------                                 ------------
CLASS A                       1/1/98 - 12/31/98       1/1/97 - 12/31/97          1/1/98 - 12/31/98      4/1/97** - 12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
                             SHARES       AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT      SHARES      AMOUNT
Shares Sold                   2,776      $29,887      11,041    $156,745           535       $6,360       2,703     $28,682
Shares Reinvested                81          615         106       1,313           264        2,352         133       1,440
Shares Redeemed             (6,428)     (67,134)    (12,866)   (176,232)       (1,769)     (20,777)       (951)    (10,515)
Net Increase/(Decrease)     (3,571)     (36,632)     (1,719)    (18,174)         (970)     (12,065)       1,885      19,607

CLASS C                       1/1/98 - 12/31/98      7/30/97* - 12/31/97         1/1/98 - 12/31/98      6/30/97* - 12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
                             SHARES       AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT      SHARES      AMOUNT
Shares Sold                       2          $20           4        $ 59            24         $279          89        $962
Shares Reinvested                 -            -           -           -            11           98           1          11
Shares Redeemed                   -            -         (1)        (23)          (10)        (117)        (73)       (836)
Net Increase/(Decrease)           2           20           3          36            25          260          17         137
-----------------------------------------------------------------------------------------------------------------------------------
                                           GROWTH & INCOME
                                           ---------------
CLASS A                       1/1/98 - 12/31/98        1/1/97 - 12/31/97
-------------------------------------------------------------------------
                             SHARES       AMOUNT      SHARES       AMOUNT
Shares Sold                   7,689     $105,065       8,696      $130,701
Shares Reinvested               931       11,976       4,209        55,648
Shares Redeemed            (17,613)    (240,743)    (13,562)     (196,456)
Net Increase/(Decrease)     (8,993)    (123,702)       (657)      (10,107)


CLASS C                       1/1/98 - 12/31/98       5/9/97* - 12/31/97
-------------------------------------------------------------------------
                             SHARES       AMOUNT      SHARES       AMOUNT
Shares Sold                      88       $1,152          90       $1,413
Shares Reinvested                11           13         516          217
Shares Redeemed                (36)        (482)         (4)         (64)
Net Increase/(Decrease)          63          805         102        1,566
-------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     THE INFORMATION AGE FUND-TM-                             MICROCAP GROWTH
CLASS A                       1/1/98 - 12/31/98        1/1/97 - 12/31/97         1/1/98 - 12/31/98        1/1/97 - 12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
                             SHARES       AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT      SHARES      AMOUNT
Shares Sold                  22,508     $304,952      25,505    $335,204        14,939     $213,493      16,945    $249,080
Shares Reinvested                 -            -         344       4,278             -            -           -           -
Shares Issued***                  -            -           -           -             -            -           -           -
Shares Redeemed            (23,704)    (316,347)    (25,010)   (322,525)      (15,604)    (223,561)    (10,499)   (152,209)
Net Increase/(Decrease)     (1,196)     (11,395)         839      16,957         (665)     (10,068)       6,446      96,871

CLASS C                       1/1/98 - 12/31/98      7/11/97* - 12/31/97         1/1/98 - 12/31/98      6/18/97* - 12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
                             SHARES       AMOUNT      SHARES      AMOUNT        SHARES       AMOUNT      SHARES      AMOUNT
Shares Sold                      22         $277           7        $116            37         $584         103      $1,578
Shares Reinvested                 -            -           1           3             -            -           -           -
Shares Issued***                  -            -           -           -             -            -           -           -
Shares Redeemed                (21)        (291)         (1)        (18)          (95)      (1,243)         (4)        (58)
Net Increase/(Decrease)           1         (14)           7         101          (58)        (659)           99      1,520
-----------------------------------------------------------------------------------------------------------------------------------
                                              Partners
                                              --------
CLASS A                       1/1/98 - 12/31/98        1/1/97 - 12/31/97
-------------------------------------------------------------------------
                             SHARES       AMOUNT      SHARES       AMOUNT
Shares Sold                   3,638      $56,348      18,004     $283,216
Shares Reinvested               263        3,912         550        9,196
Shares Issued***                310        4,608           -            -
Shares Redeemed            (11,828)    (178,562)    (15,500)    (247,605)
Net Increase/(Decrease)     (7,617)    (113,694)       3,054       44,807


CLASS C                       1/1/98 - 12/31/98       4/14/97* - 12/31/97
-------------------------------------------------------------------------
                             SHARES       AMOUNT      SHARES       AMOUNT
Shares Sold                       2          $25          70       $1,113
Shares Reinvested                 1           14           3           42
Shares Issued***                  3           37           -            -
Shares Redeemed                (54)        (804)        (12)        (203)
Net Increase/(Decrease)        (48)        (728)          61          952
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                            VALUE + GROWTH
                                            --------------
CLASS A                       1/1/98 - 12/31/98        1/1/97 - 12/31/97
-------------------------------------------------------------------------
                             SHARES       AMOUNT      SHARES       AMOUNT
Shares Sold                   9,535     $243,579      20,071     $566,128
Shares Reinvested             3,151       75,308       5,104      121,415
Shares Redeemed            (19,034)    (480,538)    (19,315)    (525,191)
Net Increase/(Decrease)     (6,348)    (161,651)       5,860      162,352

CLASS C                       1/1/98 - 12/31/98       5/28/97* - 12/31/97
-------------------------------------------------------------------------
                             SHARES       AMOUNT      SHARES       AMOUNT
Shares Sold                      22         $531          69       $1,989
Shares Reinvested                 8          185          10          228
Shares Redeemed                (21)        (496)        (25)        (611)
Net Increase/(Decrease)           9          220          54        1,606


                           *  First issuance of Class C shares
                           ** Inception date of Class A shares
                           ***Shares issued in connection with tax-free merger

NOTE 3            TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of advisory agreements, which are reviewed and approved annually by the Board of Trustees, after an initial two-year term, the Funds pay Robertson Stephens & Company Investment Management, L.P. ("RSIM, L.P.") and Robertson Stephens & Company Investment Management, Inc. ("RSIM, Inc.") an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below.

                                 INVESTMENT       ADMINISTRATIVE
FUND                          ADVISORY FEES         SERVICE FEES
----------------------------------------------------------------
The Contrarian Fund-TM-               1.50%                0.00%
Diversified Growth                    1.00%                0.00%
Emerging Growth                       1.00%                0.00%
Global Natural Resources              1.00%                0.00%
Global Value                          1.00%                0.00%
Growth & Income                       1.00%                0.00%
The Information Age Fund-TM-          1.00%                0.00%
MicroCap Growth                       1.25%                0.00%
Partners                              1.25%                0.00%
Value + Growth                        1.00%                0.00%
----------------------------------------------------------------

Note: Effective May 26, 1998, the Administrative Services Agreement for all funds was amended to provide that no fee is payable by the Funds under such agreement. Prior to such date certain funds paid an administrative services fee at an annual rate of 0.25% of net asset value.

RSIM, L.P. and RSIM, Inc. may voluntarily agree to waive any annual operating expenses, excluding class-specific expenses and dividend expenses related to short sales, of the Funds Class A and Class C shares exceeding the annual expense ratio of any Fund.

RSIM, L.P. and RSIM, Inc. may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Funds. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM, L.P. or RSIM, Inc. from the Funds during the year ended December 31, 1998.

At December 31, 1998, affiliates of the Funds held 20.7% of the Global Value Class A total outstanding shares for a total of 189,638 with a value of $1,712,435.

At December 31, 1998, the balance of recoupable expenses for each fund was:


FUND                                1997         1998        Total
------------------------------------------------------------------
The Contrarian Fund-TM-               -             -            -
Diversified Growth              126,477        46,618      173,095
Emerging Growth                       -             -            -
Global Natural Resources          9,044       132,665      141,709
Global Value                    163,698       175,876      339,574
Growth & Income               1,235,367       853,895    2,089,262
The Information Age Fund-TM-          -             -            -
MicroCap Growth                 274,052       104,172      378,224
Partners                          1,746       236,741      238,487
Value + Growth                        -             -            -
------------------------------------------------------------------


b. COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Funds who are affiliated persons receive no compensation from the Funds. Trustees of the Funds who are not interested persons of the Trust, as defined in the 1940 Act, did collectively receive compensation and reimbursement of expenses for the period ended December 31, 1998.

c. DISTRIBUTION FEES:

Provident Distributors, Inc., a non-affiliate, has been designated as the Funds' distributor, as of 12/31/98. Prior to such date, Edgewood Services, Inc., also a non-affiliate, was the Funds' distributor.

The Funds have entered into agreements with Provident Distributors, Inc. for distribution services with respect to its Class A and Class C shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Funds' Board of Trustees.
Under these Plans, Provident Distributors, Inc. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Funds' Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at annual rates based on the average daily net assets attributed to each class of shares. The following chart details the rate at which each fund pays fees under the plans (calculated as a percentage of the average daily net assets attributed to the class of shares in question).

                                  CLASS A                CLASS C
FUND                            12b-1 FEE            12b-1 FEE**
----------------------------------------------------------------
The Contrarian Fund-TM-*            0.25%                  0.75%
Diversified Growth                  0.25%                  0.75%
Emerging Growth                     0.25%                  0.75%
Global Natural Resources            0.25%                  0.75%
Global Value                        0.25%                  0.75%
Growth & Income                     0.25%                  0.75%
The Information Age Fund-TM-        0.25%                  0.75%
MicroCap Growth                     0.25%                  0.75%
Partners                            0.25%                  0.75%
Value + Growth                      0.25%                  0.75%
----------------------------------------------------------------

*Note: Effective June 10, 1998, the distribution fee calculated for the Class A shares of the Contrarian Fund was reduced from 0.50% to 0.25% of the daily average net assets attributable to Class A shares. This reduction is voluntary and can be discontinued at any time. The maximum allowable distribution fee for Class A shares of the Contrarian Fund under the Plan is 0.75%.

**Under the Plan, the Funds may pay Class C share distribution fees up to 1.00% of the daily average net assets attributable to Class C shares. The Trustees have currently limited such payments to 0.75%. This reduction may be discontinued at any time.

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each Fund. Under the Plan, each Fund pays fees to Provident Distributors, Inc. at a current annual rate of up to 0.25% of the Fund's average daily net assets of the Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each Fund for which the financial institution is the financial institution of record.

d. BROKERAGE COMMISSIONS:
RSIM, L.P. and RSIM, Inc. may direct orders for investment transactions to affiliated broker-dealers, subject to fund policies and regulatory constraints, and the ability of these affiliates to provide competitive prices and commission rates. All investment transactions in which an affiliate acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Funds may make purchases of securities from offerings or underwritings in which an affiliate has been retained by the issuer. The amount of brokerage commissions paid to affiliates per Fund and their respective percentages of the total commissions paid during the year ended December 31, 1998, were as follows:

                                BROKERAGE     PERCENTAGE OF TOTAL
FUND                          COMMISSIONS             COMMISSIONS
-----------------------------------------------------------------
The Contrarian Fund-TM-            $2,370                    0.3%
Diversified Growth                 40,890                    4.3%
Emerging Growth                    74,833                   12.3%
Global Natural Resources            1,000                    0.4%
Global Value                        1,555                    0.9%
Growth & Income                   139,293                    8.0%
The Information Age Fund-TM-       16,610                    6.4%
MicroCap Growth                     1,332                    2.3%
Partners                                -                    0.0%
Value + Growth                    139,451                    6.1%
-----------------------------------------------------------------

ANNUAL REPORT

COST OF INVESTMENTS AND PROCEEDS FROM SECURITIES SOLD SHORT (SEE NOTE 4c BELOW)

                                                            ACCUMULATED UNREALIZED
                                 COST OF INVESTMENTS/    APPRECIATION/DEPRECIATION
                                          PROCEEDS OF           ON INVESTMENTS AND     GROSS UNREALIZED    GROSS UNREALIZED
FUND                            SECURITIES SOLD SHORT        SECURITIES SOLD SHORT         APPRECIATION        DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
The Contrarian Fund-TM-                   216,248,978                (137,600,811)           40,220,509         177,821,320
Diversified Growth                         59,947,402                    8,931,043           14,449,823           5,518,780
Emerging Growth                           277,797,910                  117,706,434          125,529,400           7,822,966
Global Natural Resources                   31,627,733                  (8,078,304)            1,915,222           9,993,526
Global Value                                7,530,029                      594,188              930,067             335,879
Growth & Income                           142,089,094                   38,670,057           46,512,786           7,842,729
The Information Age Fund-TM-               84,057,411                   55,528,801           61,112,050           5,583,249
MicroCap Growth                            80,430,474                   12,007,401           20,628,047           8,620,646
Partners                                   48,493,103                    1,668,635            8,932,285           7,263,650
Value + Growth                            466,361,947                  213,220,623          213,369,323             148,700
---------------------------------------------------------------------------------------------------------------------------

e. CONTINGENT DEFERRED SALES CHARGE:

Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) if those shares are redeemed within one year of purchase. At December 31, 1998, CDSC retained by the Funds were as follows:

                                             CONTINGENT DEFERRED
                                             SALES CHARGE (CDSC)
----------------------------------------------------------------
The Contrarian Fund-TM-                                 $18,058
Diversified Growth                                          344
Emerging Growth                                           2,564
Global Natural Resources                                      -
Global Value                                                663
Growth & Income                                           2,154
The Information Age Fund-TM-                              2,106
MicroCap Growth                                           2,579
Partners                                                  1,543
Value + Growth                                            3,006
----------------------------------------------------------------

NOTE 4  INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

The cost of investments purchased and proceeds of securities sold short for federal income tax purposes at December 31, 1998, for each Fund is listed above. The net unrealized appreciation/(depreciation) on investments and securities sold short which consists of gross unrealized appreciation and depreciation are also disclosed in the chart above.

b. INVESTMENT PURCHASES AND SALES:

The cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) for the period ended December 31, 1998, were as follows:

                                  COST OF INVESTMENTS           PROCEEDS FROM
FUND                                        PURCHASED        INVESTMENTS SOLD
-----------------------------------------------------------------------------
The Contrarian Fund-TM-                    80,690,657             238,238,691
Diversified Growth                        284,233,783             299,571,707
Emerging Growth                           829,977,278             772,760,612
Global Natural Resources                   31,456,309              64,197,140
Global Value                               37,523,304              46,267,978
Growth & Income                           505,794,881             640,188,581
The Information Age Fund-TM-              260,893,457             294,064,565
MicroCap Growth                           113,975,572             107,833,840
Partners                                   79,763,161             174,720,229
Value + Growth                          1,325,849,726           1,574,217,108
-----------------------------------------------------------------------------

c. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

d. SHORT SALES:

Short sales are transactions in which a fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to deliver to the buyer upon the short sale; the fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. All Funds may sell securities short, except Emerging Growth, Global Value, and Partners Funds. The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will typically realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Funds maintain their collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize the obligation on the short positions. The Funds may also sell short "against the box" (i.e., the Funds enter into a short sale as described above while holding an offsetting long position in the security which is sold short). If the Funds enter into a short sale against the box, they will hold an equivalent amount of the securities to cover their position while the short sale is outstanding. The Funds limit the value of short sale positions (excluding short sales against the box) to 25% (The Contrarian Fund-TM- is allowed up to 40%) of the Fund's total assets in short positions. For the year ended December 31, 1998, the cost of investments purchased to cover short sales and proceeds from investments sold short were as follows:

                                   COST OF INVESTMENTS           PROCEEDS FROM
                                          PURCHASED TO             INVESTMENTS
FUND                                 COVER SHORT SELLS              SOLD SHORT
------------------------------------------------------------------------------
The Contrarian Fund-TM-                    104,619,760              50,678,484
Diversified Growth                          12,831,208              13,929,285
Emerging Growth                                      0                       0
Global Natural Resources                             0                       0
Global Value                                         0                       0
Growth & Income                             25,277,421              20,756,904
The Information Age Fund-TM-                         0                       0
MicroCap Growth                                      0                       0
Partners                                             0                       0
Value + Growth                                       0                       0
------------------------------------------------------------------------------

The Contrarian Fund-TM-

Included in the "Other Liabilities, Net" category in the Schedule of Investments are the following securities sold short where the Fund has purchased the underlying securities to effectively close out the short positions. Included in Receivables from Brokers for Securities Sold Short is $6,296,333 for these short positions. At December 31, 1998, the cost of the associated long positions and the unrealized depreciation of investments and securities sold short are $6,925,383 and ($629,050), respectively. At December 31, 1998, the Fund chose not to complete the transactions which would have required delivery of the purchased securities to the lender. The Fund does not consider these boxed positions as investments.

SECURITIES                                  SHARES                  VALUE
-------------------------------------------------------------------------
Baan Company, N.V.                          34,900               $366,450
Lernout and Hauspie Speech Products            100                  3,263
Rexall Sundown, Inc.                       149,400              2,091,600
Schick Technologies                         11,800                119,475
Smart Modular Technologies                  13,500                374,625
Tel-Save Holdings, Inc.                     22,200                371,850
Zoltek Companies, Inc.                      16,100                147,919
-------------------------------------------------------------------------
                                                               $3,475,182
-------------------------------------------------------------------------

e. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees as outlined in Note 1.a., paragraph 2. See detail of transactions in restricted securities below.

f. OPTIONS AND WARRANTIES

Options and warrants normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period. When a fund is the writer of index or security options, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

At December 31, 1998, the Funds held the below restricted securities:

RESTRICTED SECURITIES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % OF FUNDS'
FUND                SECURITY                            SHARES            COST          VALUE       ACQUISITION DATE     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

Contrarian          African Minerals, Ltd.              698,422       2,837,499       103,366       4/25/97 - 5/7/98
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      2,837,499       103,366                                 0.08%
-----------------------------------------------------------------------------------------------------------------------------------

Growth & Income     Core Cap, Inc., Class A Common       75,000       1,500,000       945,000        10/29/97
                    Core Cap, Inc., Series A Pref        75,000       1,875,000     1,751,250        10/29/97
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      3,375,000     2,696,250                                 1.45%
-----------------------------------------------------------------------------------------------------------------------------------

Natural Resources   Conquistador Mines, Ltd.            126,563         102,443        31,315                  2/4/98
                    African Minerals, Ltd.              203,624         784,997        30,136        4/25/97 - 5/7/98
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        887,440        61,451                                 0.26%
-----------------------------------------------------------------------------------------------------------------------------------

Diversified Growth  Core Cap, Inc., Class A Common       25,000         500,000       315,000                10/29/97
                    Core Cap, Inc., Series A Pref        25,000         625,000       583,750                10/29/97
                    East West Bank Corporation          150,000       1,500,000     1,387,500                  6/9/98
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      2,625,000     2,286,250                                 3.26%
-----------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED GROWTH:  WRITTEN OPTIONS

Transactions in written options for the year ended December 31, 1998 were as follows:

                                                              NUMBER
                                  AMOUNT OF             OF CONTRACTS
                                   PREMIUMS                 OPTIONED
--------------------------------------------------------------------
Outstanding at 12/31/97        $    629,854                    1,375
Options written                  20,293,509                   29,465
Options expired                  (3,093,961)                  (6,145)
Options exercised                         -                        -
Options closed                  (17,703,456)                 (24,595)
--------------------------------------------------------------------
Outstanding at 12/31/98        $    125,946                      100
--------------------------------------------------------------------

GROWTH & INCOME:  WRITTEN OPTIONS

Transactions in written options for the year ended December 31, 1998 were as follows:

                                                              NUMBER
                                   AMOUNT OF            OF CONTRACTS
                                    PREMIUMS                OPTIONED
--------------------------------------------------------------------
Outstanding at 12/31/97        $     883,195                   1,550
Options written                   26,573,869                  37,375
Options expired                   (4,492,020)                 (8,068)
Options exercised                          -                       -
Options closed                   (22,776,125)                (30,707)
--------------------------------------------------------------------
Outstanding at 12/31/98        $     188,919                     150
--------------------------------------------------------------------

NOTE 5  MERGER OF PARTNERS AND GLOBAL LOW-PRICED STOCK FUNDS:

On July 24, 1998, the Partners Fund acquired the net assets of the Global Low-Priced Stock Fund pursuant to a plan of reorganization approved by the shareholders of the Global Low-Priced Stock Fund. The merger was accomplished by a tax-free exchange of 309,954 Class A shares (valued at 14.87) and 2,561 Class C shares (valued at 14.65) of the Partners Fund for the net assets of the Global Low-Priced Stock Fund which aggregated $4,645,619, including $(355,103) of unrealized depreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Partners Fund immediately after the merger were $106,638,978.

ANNUAL REPORT

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE ROBERTSON STEPHENS INVESTMENT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Contrarian Fund, The Diversified Growth Fund, The Emerging Growth Fund, The Global Natural Resources Fund, The Global Value Fund, The Growth & Income Fund, The Information Age Fund, The MicroCap Growth Fund, The Partners Fund, and The Value + Growth Fund (constituting The Robertson Stephens Mutual Funds, hereafter referred to as the "Funds") at December 31, 1998, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
February 25, 1999

ROBERTSON STEPHENS MUTUAL FUNDS

ANNUAL REPORT

ADMINISTRATION

OFFICERS AND TRUSTEES

Andrew P. Pilara, Jr., Trustee
   President

Leonard B. Auerbach, Trustee
   President and Chairman of Auerbach Associates, Inc.

John W. Glynn, Jr., Trustee
   Principal and Chairman of
   Glynn Capital Management

James K. Peterson, Trustee
   Former Director of Investment
   Management of the IBM Retirement Funds

Andrew C. Morrison
   Treasurer
   Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2500
San Francisco, CA 94104

RS Investment Management, Inc.
(Emerging Growth Fund)
555 California Street, Suite 2500
San Francisco, CA 94104

DISTRIBUTOR
Provident Distributors, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, PA

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-624-8025

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 25, 1999

The views expressed in this report were those of the Funds' portfolio managers as of the date specified, and may not reflect the views of the portfolio managers on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the funds, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL
ENTITY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANK OF AMERICA OR ANY OF ITS AFFILIATES; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

The Robertson Stephens Mutual Funds

GROWTH

The Diversified Growth Fund
FOCUSING ON SMALL- AND MID-CAP COMPANIES
Managed by John Wallace
and John Seabern.

The computer quotation symbol is RSDGX.

The Emerging Growth Fund

SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED COMPANIES Managed by Jim Callinan.

The computer quotation symbol is RSEGX.

The Information Age Fund-TM-

TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR
Managed by Ron Elijah,
Rod Berry, and Cathy Baker.

The computer quotation symbol is RSIFX.

The MicroCap Growth Fund
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION
Managed by Dave Evans
and Rainerio Reyes.

The computer quotation symbol is RSMGX.

The Value + Growth Fund
A GROWTH FUND FOR THE LONG-TERM INVESTOR
Managed by Ron Elijah.

The computer quotation symbol is RSVPX.

GROWTH & INCOME

The Growth & Income Fund
SEEKING GROWTH WHILE ATTEMPTING TO MODERATE RISK
Managed by John Wallace.

The computer quotation symbol is RSGIX.

VALUE
The Global Value Fund
SEEKING UNDERVALUED INVESTMENTS WORLDWIDE
Managed by Andy Pilara.

The computer quotation symbol is RSGAX.

The Partners Fund
A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY
Managed by Andy Pilara.

The computer quotation symbol is RSPFX.

GLOBAL

The Contrarian Fund-TM-
A GLOBAL HEDGE FUND
Managed by a team of investment
professionals at Robertson Stephens Investment Management.

The computer quotation symbol is RSCOX.

The Global Natural Resources Fund
PRIMARILY FOCUSING ON HARD ASSET COMPANIES
Managed by Andy Pilara.

The computer quotation symbol is RSNRX.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

FUND LISTINGS

Our Funds are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers under the heading Robertson Stephens.

ROBERTSON                                                    Bulk Rate
STEPHENS                                                    U.S. Postage
FUNDS                                                           PAID
555 California Street, Suite 2500                           Permit #4118
San Francisco, California 94104                          San Francisco, CA